UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
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IDACORP, INC.

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April 2, 2014
Dear Fellow Shareholders:
You are cordially invited to attend the 2014 Annual Meeting of Shareholders of IDACORP, Inc. The Annual Meeting will be held on Thursday, May 15, 2014, at 10:00 a.m. (Mountain Time) at the IDACORP corporate headquarters building located at 1221 W. Idaho Street in Boise, Idaho.
The matters to be acted upon at the meeting are described in our proxy materials, which are being furnished to our shareholders over the Internet, other than to those shareholders who requested a paper copy. In addition, in connection with the annual meeting we will discuss the company’s financial results, operational matters, and several of the company’s initiatives. During the meeting, our shareholders will have the opportunity to ask questions of management. Our directors and officers also will be available to visit with you before and after the formal meeting. For those unable to attend in person, we will also be providing a live listen-only audio (with slides) webcast of the Annual Meeting from the IDACORP Investor Relations website, www.idacorpinc.com/investorrelations.
Whether or not you attend the Annual Meeting, it is important that your shares be represented and voted at the meeting. Therefore, we urge you to promptly vote and submit your proxy via the Internet, by telephone, or by mail, in accordance with the instructions included in the proxy statement.
For ourselves and on behalf of the IDACORP Board of Directors, we would like to express our appreciation for your continued investment in IDACORP.
Sincerely,

J. LaMont Keen President and Chief Executive Officer	Darrel T. Anderson Executive Vice President — Administrative Services and Chief Financial Officer

NOTICE OF 2014 ANNUAL MEETING OF SHAREHOLDERS

Date:	May 15, 2014
Time:	10:00 a.m. Mountain Time
Place:	IDACORP, Inc. Corporate Headquarters Building 1221 W. Idaho Street Boise, Idaho 83702
Record Date:	Holders of record of IDACORP common stock at the close of business on March 27, 2014 are entitled to notice of and to vote at the meeting.
Attendance:
You are invited to attend the meeting in person. Shareholders interested in attending in person must make a reservation by calling (800) 635-5406 prior to the close of business on May 14, 2014. Proof of ownership will also be required to enter the meeting. Any shareholder voting a proxy who attends the meeting may vote in person by revoking that proxy before or at the meeting.

Proxy Voting:
Please vote your shares at your earliest convenience. Registered holders may vote (a) by Internet at www.proxypush.com/ida; (b) by toll-free telephone by calling (866) 702-2221; or (c) by mail (if you received a paper copy of the proxy materials by mail) by marking, signing, dating, and promptly mailing the enclosed proxy card in the postage-paid envelope. If you hold your shares through an account with a bank or broker, please note that under New York Stock Exchange rules, without specific instructions from you on how to vote, brokers may not vote your shares on any of the matters to be considered at the annual meeting other than the ratification of our independent registered public accounting firm. If you hold your shares through an account with a brokerage firm, bank, or other nominee, please follow the instructions you receive from them to vote your shares.

Items of Business:
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  To elect ten directors nominated by the board of directors for a one-year term;
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  To vote on an advisory resolution to approve executive compensation;
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  To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2014; and
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  To transact such other business that may properly come before the meeting and any adjournments thereof.

Important Notice Regarding the Availability of Proxy Materials for the 2014 Annual Meeting of Shareholders: Our 2014 proxy statement and our annual report for the year ended December 31, 2013 are available free of charge on our website at www.idacorpinc.com.

By Order of the Board of Directors
Patrick A. Harrington Corporate Secretary Boise, Idaho April 2, 2014

Proxy Statement Table of Contents

IDACORP, INC.
1221 West Idaho Street
Boise, Idaho 83702
PART 1 – INFORMATION ABOUT THIS PROXY STATEMENT AND THE ANNUAL MEETING

General Information
This proxy statement contains information about the 2014 Annual Meeting of Shareholders (“Annual Meeting”) of IDACORP, Inc. (“IDACORP”). The Annual Meeting will be held on Thursday, May 15, 2014, at 10:00 a.m. local time at the IDACORP and Idaho Power Company corporate headquarters building, located at 1221 West Idaho Street in Boise, Idaho.
References in this proxy statement to the “company,” “we,” “us,” or “our” refer to IDACORP. We also refer to Idaho Power Company (“Idaho Power”) in this proxy statement. Idaho Power is an electric utility engaged in the generation, transmission, distribution, sale, and purchase of electric energy and is our principal operating subsidiary.
This proxy statement is being furnished in connection with the solicitation of proxies by the IDACORP Board of Directors for use at the Annual Meeting and any adjournment of the Annual Meeting. All returned proxies that are not revoked will be voted in accordance with your instructions.
You are entitled to attend the Annual Meeting only if you are an IDACORP shareholder as of the close of business on March 27, 2014, the record date, or hold a valid proxy for the meeting. In order to be admitted to the Annual Meeting, you must present proof of ownership of IDACORP common stock on the record date. This can be (a) a brokerage statement or letter from a bank or broker indicating ownership on the record date; (b) the Notice of Internet Availability of Proxy Materials (“Notice of Internet Availability”); (c) a printout of the proxy distribution email (if you received your materials electronically); (d) a proxy card; (e) a voting instruction form; or (f) a legal proxy provided by your broker, bank, or nominee. Any holder of a proxy from a shareholder must present the proxy card, properly executed, and a copy of the proof of ownership. Shareholders and proxy holders must also present a form of photo identification such as a driver’s license. Finally, shareholders interested in attending in person must make a reservation by calling (800) 635-5406 prior to the close of business on May 14, 2014. We may not admit anyone who does not satisfy these requirements or who refuses to comply with our security procedures.
We make our proxy materials and our annual report to shareholders available on the Internet as our primary distribution method. Most shareholders will only be mailed a Notice of Internet Availability. We expect to mail the Notice of Internet Availability on or about April 2, 2014. The Notice of Internet Availability specifies how to access proxy materials on the Internet, how to submit your proxy vote, and how to request a hard copy of the proxy materials. On or about April 2, 2014, we also began mailing printed copies of our proxy materials to our shareholders who had previously requested paper copies of our proxy materials.

Note About Forward-Looking Statements: Statements in this proxy statement that relate to future plans, objectives, expectations, performance, events, and the like, including statements regarding future financial and operational performance (whether associated with compensation arrangements or otherwise), may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (“Exchange Act”). Forward-looking statements may be identified by words including, but not limited to, “anticipates,” “believes,” “intends,” “estimates,” “expects,” “targets” “should,” and similar expressions. Shareholders are cautioned that any such forward-looking statements are subject to risks and uncertainties. Actual results may differ materially from those projected in the forward-looking statements. We assume no obligation to update any such forward-looking statement, except as required by applicable law. Shareholders should review the risks and uncertainties listed in our most recent Annual Report on Form 10-K and other reports we file with the Securities and Exchange Commission, including the risks described therein, which contain factors that may cause results to differ materially from those contained in any forward-looking statement.

Questions and Answers About the Annual Meeting, this Proxy Statement, and Voting
Why did I receive a notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?
Pursuant to rules adopted by the Securities and Exchange Commission, we have elected to provide access to our proxy materials on the Internet. Accordingly, we are sending the Notice of Internet Availability to most of our shareholders. All shareholders will have the ability to access the proxy materials on a website referred to in the Notice of Internet Availability or may request a printed set of the proxy materials at no charge. Shareholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis by following the instructions provided in the Notice of Internet Availability.
Who is entitled to vote at the Annual Meeting?
You are entitled to notice of, and to vote at, the Annual Meeting if you owned shares of our common stock at the close of business on March 27, 2014. This is referred to as the “record date.” As of the record date, we had 50,307,512 outstanding shares of common stock entitled to one vote per share on all matters.
What matters are before the Annual Meeting, and how does the IDACORP Board of Directors recommend I vote?
At the Annual Meeting, our shareholders will consider and vote on the matters listed below. In determining how to vote, please consider the detailed information regarding each proposal as discussed in this proxy statement.

Proposal Number	Description of Proposal	Board Recommendation
1	Elect to the board of directors the ten nominees who are named in this proxy statement to serve until the 2015 annual meeting of shareholders, and until their successors are elected and qualified	FOR each director nominee
2	Advisory resolution to approve our executive compensation	FOR
3	Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2014	FOR

Will any other business be conducted at the Annual Meeting or will other matters be voted on?
As of the date of this proxy statement, we are unaware of any matters, other than those set forth in the Notice of 2014 Annual Meeting of Shareholders, that may properly be presented at the Annual Meeting. If any other matters are properly presented for consideration at the meeting, including, among other things, consideration of a motion to adjourn the meeting to another time or place, the persons named as proxies, or their duly constituted substitutes, will be deemed authorized to vote those shares for which proxies have been given or otherwise act on such matters in accordance with their judgment.
What is the difference between holding shares as a shareholder of record and as a beneficial owner?
If your shares are registered directly in your name with our transfer agent, Wells Fargo Bank Shareowner Services, you are considered the “shareholder of record” with respect to those shares. If your shares are held by a stock brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of the shares, and those shares are referred to as being held in “street name.” As the beneficial owner of those shares, you have the right to direct your broker, bank, or nominee how to vote your shares, and you should receive separate instructions from your broker, bank, or other holder of record describing how to vote your shares. You also are invited to attend the Annual Meeting in person. However, because a beneficial owner is not the shareholder of record, you may not vote these shares in person at the Annual Meeting unless you obtain a “legal proxy” from the broker, bank, or nominee that holds your shares, giving you the right to vote the shares at the Annual Meeting.
How can I vote my shares before the Annual Meeting?
If you hold shares in your own name as a shareholder of record, you may vote before the Annual Meeting by following the instructions contained in the Notice of Internet Availability. Under Idaho law, proxies granted according to those instructions will be valid. If you request printed copies of the proxy materials by mail, you may also cast your vote by completing, signing, and dating the proxy card provided to you and returning it in the enclosed postage-paid envelope, which will authorize the individuals named on the proxy card to serve as your proxy to vote your shares at the Annual Meeting in the manner you indicate.
If you are a beneficial owner of shares held in street name, your broker, bank, or other nominee should provide you with materials and instructions for voting your shares. Please check with your broker or bank and follow the voting procedures your broker or bank provides to vote your shares.
Submitting a proxy or voting through the telephone or the Internet will not affect your right to attend the Annual Meeting.
If I am the beneficial owner of shares held in street name by my bank or broker, how will my shares be voted?
If you complete and return the voting instruction form provided to you by your bank or broker, we expect that your shares will be voted in accordance with your instructions. If you do not provide voting instructions, brokerage firms only have authority under applicable New York Stock Exchange rules to vote shares on discretionary matters. The ratification of Deloitte & Touche LLP as our independent registered public accounting firm for 2014 is the only matter included in the proxy statement that is considered a discretionary matter. When a proposal is not discretionary and the brokerage firm has not received voting instructions from its customers, the brokerage firm cannot vote the shares on that proposal. Those shares are considered “broker non-votes.” Please promptly follow the instructions you receive from your bank or broker so your vote can be counted.
If I am a shareholder of record, how will my shares be voted?
All proxies will be voted in accordance with the instructions you submitted via the Internet, by toll-free telephone, or, if you requested printed proxy materials, by completing, signing, and returning the proxy card provided to you. If you completed and submitted your proxy (and do not revoke it) prior to the Annual Meeting, but do not specify how your shares should be voted, the shares of IDACORP common stock represented by the proxy will be voted in accordance with the recommendation of our board of directors.
Can I vote in person at the Annual Meeting?
Yes. If you hold shares in your own name as a shareholder of record, you may attend the Annual Meeting and cast your vote at the meeting by properly completing and submitting a ballot. If you are the beneficial owner of shares held in street name, you must first obtain a legal proxy from your broker, bank, or other nominee giving you the right to vote those shares and submit that proxy along with a properly completed ballot at the meeting. Shareholders interested in attending in person must make a reservation by calling (800) 635-5406 prior to the close of business on May 14, 2014.
What do I need to bring to be admitted to the Annual Meeting?
In order to be admitted to the Annual Meeting, you must present proof of ownership of IDACORP common stock on March 27, 2014, the record date. This can be (a) a brokerage statement or letter from a bank or broker indicating ownership on the record date; (b) the Notice of Internet Availability; (c) a printout of the proxy distribution email (if you received your materials electronically); (d) a proxy card; (e) a voting instruction form; or (f) a legal proxy provided by your broker, bank, or nominee. If a shareholder desires to vote its shares held in street name in person at the meeting, the shareholder must obtain a legal proxy in the shareholder’s name from the broker, bank, or other nominee who holds those shares in street name. Any holder of a proxy from a shareholder must present the proxy card, properly executed, and a copy of the proof of ownership. Shareholders and proxy holders must also present a form of photo identification such as a driver’s license. Shareholders interested in attending in person must make a reservation by calling (800) 635-5406 prior to the close of business on May 14, 2014. We may not admit anyone who does not present the foregoing, fails to make a reservation, or refuses to comply with our security procedures.
Are shareholders who listen to the Annual Meeting through the live audio webcast deemed present at the Annual Meeting?
Shareholders accessing the Annual Meeting through the live audio webcast will not be considered present at the Annual Meeting and will not be able to vote through the webcast or ask questions.

May I change or revoke my proxy?
You may change your proxy before it is voted at the Annual Meeting by (1) granting a subsequent proxy through the Internet or by telephone, or (2) delivering to us a signed proxy card with a date later than your previously delivered proxy. If you attend the meeting and wish to vote in person, you may revoke your proxy by oral notice at that time. You may also revoke your proxy by mailing your written revocation to IDACORP’s corporate secretary at 1221 West Idaho Street, Boise, Idaho 83702. We must receive your written revocation before the Annual Meeting for it to be effective.
What is the “quorum” for the Annual Meeting and what happens if a quorum is not present?
The presence at the Annual Meeting, in person or by proxy, of a majority of the shares issued and outstanding and entitled to vote as of March 27, 2014 is required to constitute a “quorum.” The existence of a quorum is necessary in order to take action on the matters scheduled for a vote at the Annual Meeting. If you vote by Internet or telephone, or submit a properly executed proxy card, your shares will be included for purposes of determining the existence of a quorum. Proxies marked “abstain” and “broker non-votes” also will be counted in determining the presence of a quorum. If the shares present in person or represented by proxy at the Annual Meeting are not sufficient to constitute a quorum, the chairman of the meeting or the shareholders may, by a vote of the holders of a majority of votes present in person or represented by proxy, without further notice to any shareholder (unless a new record date is set), adjourn the meeting to a different time and place to permit further solicitations of proxies sufficient to constitute a quorum.
What is an “abstention”?
An “abstention” occurs when a shareholder sends in a proxy with explicit instructions to decline to vote regarding a particular matter. An abstention with respect to a matter submitted to a vote will not be counted for or against the matter. Consequently, an abstention with respect to any of the proposals to be presented at the Annual Meeting will not affect the outcome of the vote.
What is a “broker non-vote”?
A broker non-vote occurs when a broker or other nominee who holds shares for another person does not vote on a particular proposal because that holder does not have discretionary voting power for the proposal and has not received voting instructions from the beneficial owner of the shares. If no voting instructions have been provided by the beneficial owner, brokers will have discretionary voting power to vote shares with respect to the ratification of the appointment of the independent registered public accounting firm, but not with respect to any of the other proposals. A broker non-vote will have the same effect as an abstention and, therefore, will not affect the outcome of the vote.
What vote is required to approve each proposal?
The following votes are required for approval of each proposal at the Annual Meeting:

Proposal Number	Vote Requirement	Effect of Withholding, Abstentions and Broker Non-Votes
1	Our directors are elected by a plurality of the votes cast by the shares entitled to vote in the election of directors.	Not voted, though a “withhold” vote is relevant under our director resignation policy
2	The advisory resolution on executive compensation is approved if the votes cast in favor exceed the votes cast against the resolution.	Not voted
3	The ratification of the appointment of Deloitte & Touche LLP is approved if the votes cast in favor exceed the votes cast against ratification.	Abstentions are not voted; uninstructed shares are subject to a discretionary vote

What happens if, under Proposal No. 1, a director receives a greater number of votes “withheld” than votes “for” such director?
As noted above, a plurality of votes cast by shareholders present, in person or by proxy, at the Annual Meeting is required for the election of our directors. “Plurality” means that the nominees receiving the largest number of votes cast are elected for the number of director positions that are to be filled at the meeting. However, under our director resignation policy, if a director nominee in an uncontested election receives a greater number of votes “withheld” from his or her election than votes “for” such election, the director must promptly tender a resignation to the board of directors. The board of directors will then decide whether to accept the resignation within 90 days following certification of the shareholder vote (based on the recommendation of the corporate governance and nominating committee, which is comprised exclusively of independent directors). We will publicly disclose the board of directors’ decision and its reasoning with regard to the offered resignation.
Who will count the votes?
An independent tabulator will tabulate the votes cast by mail, Internet, or telephone. Our corporate secretary will tabulate any votes cast at the Annual Meeting and will act as inspector of election to certify the results.
Where can I find the voting results?
We expect to report the voting results on a Current Report on Form 8-K filed with the Securities and Exchange Commission within four business days following the Annual Meeting.
Are the votes of specific shareholders confidential?
It is our policy that all proxies for the Annual Meeting that identify shareholders, including employees, are to be kept confidential from the public. Proxies will be forwarded to the independent tabulator who receives, inspects, and tabulates the proxies. We do not intend to disclose the voting decisions of any shareholder to any third party except (a) as required by law or order or directive of a court or governmental agency, (b) to allow the independent election inspectors to review and certify the results of the shareholder vote, (c) in the event of a dispute as to the vote or voting results, or (d) in the event of a matter of significance where there is a proxy solicitation in opposition to the board of directors, based on an opposition proxy statement filed with the Securities and Exchange Commission.
Who will pay the cost of this solicitation and how will these proxies be solicited?
We will pay the cost of soliciting your proxy. Our officers and employees may solicit proxies, personally or by telephone, fax, mail, or other electronic means, without extra compensation. In addition, Phoenix Advisory will solicit proxies from brokers, banks, nominees, and institutional investors or other shareholders at a cost of approximately $6,500 plus out-of-pocket expenses. We will reimburse banks, brokerage firms, and other custodians, nominees, and fiduciaries for their expenses in providing our proxy materials to beneficial owners.
What if I have further questions not addressed in this proxy statement?
If you have any questions about voting your shares or attending the Annual Meeting, please call our Shareowner Services Department at (800) 635-5406.

Part 2 – Corporate Governance at IDACORP

Corporate Governance Principles and Practices

Overview of Our Corporate Governance Practices

The goals of our corporate governance principles and practices are to promote the long-term interests of our shareholders, as well as to maintain appropriate checks and balances and compliance systems, to strengthen management accountability, engender public trust, and facilitate prudent decision making. We evaluate our corporate governance principles and practices and modify existing, or develop new, policies and standards when appropriate. Most recently, this included the adoption of a compensation clawback policy, discussed in Compensation Discussion and Analysis in this proxy statement. Other of our notable corporate governance practices include the following:

• Following the 2014 Annual Meeting, all of our directors will be subject to annual election.

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  We have a director resignation policy, which provides that if any director nominee in an uncontested election receives a greater number of votes “withheld” from his or her election than votes “for” such election, the nominee must tender his or her resignation to the board of directors.

• All of our directors, other than Mr. Keen and Mr. Anderson, are independent.
• The chairman of our board of directors is independent.
• All members of the audit, corporate governance and nominating, and compensation committees are independent directors.
• Our directors meet in executive session, without management present, at each regular meeting of the board of directors.
• We have minimum stock ownership requirements for our directors and officers.
• We impose stock retention obligations on our officers.
• We prohibit the pledging of our securities for personal obligations by directors and officers.
• We prohibit the hedging of our securities by directors and officers.
• We require our directors to attend company-approved continuing education programs.
• Our board of directors and the audit, corporate governance and nominating, and compensation committees of the board of directors annually conduct a self-evaluation.

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  Our board of directors and the committees of the board of directors are responsible for overseeing the risk management processes designed and implemented by our management and confirming that the processes are adequate and functioning as designed.

Director Independence and Executive Sessions
Our board of directors has adopted a policy, contained in our Corporate Governance Guidelines (available at www.idacorpinc.com/corpgov/default.cfm), that the board of directors will be composed of a majority of independent directors. The board of directors reviews annually the relationships that each director has with the company (either directly or as a partner, shareholder, or officer of an organization that has a relationship with the company). Following the annual review, only those directors who the board of directors affirmatively determines have no material relationship with the company and can exercise independent judgment will be considered independent directors, subject to additional qualifications prescribed under the listing standards of the New York Stock Exchange and under applicable laws.
All members of our board of directors are non-employees, except for J. LaMont Keen and Darrel T. Anderson, who are both executive officers of our company. The board of directors has determined that all members of our board of directors, other than Mr. Keen and Mr. Anderson, are independent based on all relevant facts and circumstances and under the New York Stock Exchange listing standards and our Corporate Governance Guidelines.
Our independent directors meet in executive session at each regular meeting of the board of directors. The independent chairman of the board of directors presides at board meetings and at regularly scheduled executive sessions of independent directors.

Codes of Business Conduct
We have a Code of Business Conduct that applies to all of our officers and employees. We also have a separate Code of Business Conduct and Ethics for directors. These are posted on our website at www.idacorpinc.com/corpgov/conduct_ethics.cfm. We will also post on our website any amendments to, or waivers of, our Codes of Business Conduct, as required by Securities and Exchange Commission rules or New York Stock Exchange listing standards, at www.idacorpinc.com/corpgov/conduct_ethics.cfm.
Board Leadership Structure
The board of directors separated the positions of chairman of the board of directors and CEO in 1999. Our CEO is responsible for leadership, overall management of our business strategy, and day-to-day operations, while our chairman presides over meetings of our board of directors and provides guidance to our CEO regarding policies and procedures approved by our board of directors. Separating these two positions allows our CEO to focus on our day-to-day business and operations, while allowing the chairman of the board of directors to lead the board of directors in its fundamental role of providing advice to, and independent oversight of, management. The board of directors recognizes the time, effort, and energy that the CEO is required to devote to his position, as well as the increasing commitment required of the chairman position, particularly as the board of directors’ oversight responsibilities continue to grow.
While our bylaws and Corporate Governance Guidelines do not mandate that our chairman and CEO positions be separate, the board of directors believes for the reasons outlined above that having separate positions and having an independent director serve as chairman is the appropriate leadership structure for the company at this time and demonstrates our commitment to good corporate governance. The board of directors believes that this issue is part of the succession planning process and that it is in the best interests of the company for the board of directors to make a determination as to the advisability of continuing to have separate positions when it elects a new CEO.
The Board of Directors’ Role in Risk Oversight
Our management team is responsible for the day-to-day management of risks the company faces. We have appointed a chief risk officer, who is responsible for overseeing and coordinating risk assessment processes and mitigation efforts on an enterprise wide basis. The chief risk officer administers processes intended to identify key business risks, assists in appropriately assessing and managing these risks within stated limits, enforces policies and procedures designed to mitigate risk, and reports on these items to senior management and the board of directors. The chief risk officer reports regularly to the board of directors and appropriate board committees regarding risks the company faces and how it is managing those risks.
While the chief risk officer and other members of our senior leadership team are responsible for the day-to-day management of risk, our board of directors is responsible for ensuring that an appropriate culture of risk management exists within our company, for setting the right “tone at the top,” and assisting management in addressing specific risks that our company faces. The board of directors has the responsibility to oversee the risk management processes designed and implemented by management and confirm the processes are adequate and functioning as designed.
While the full board of directors is ultimately responsible for high-level risk oversight at our company, it is assisted by the executive committee, the audit committee, the compensation committee, and the corporate governance and nominating committee in fulfilling its oversight responsibilities in certain areas of risk. The executive committee assists the board of directors in fulfilling its oversight responsibilities with respect to the company’s risk management process generally. The audit committee assists the board of directors in fulfilling its oversight responsibilities with respect to major financial risk exposures and our energy risk management practices (including hedging transactions and collateral requirements) and, in accordance with the listing standards of the New York Stock Exchange, discusses policies with respect to risk assessment and risk management. Representatives from our independent registered public accounting firm attend audit committee meetings, regularly make presentations to the audit committee, comment on management presentations, and engage in private sessions with the audit committee, without members of management present, to raise any concerns they may have with our risk management practices. The compensation committee assists the board of directors in fulfilling its oversight responsibilities with respect to risks arising from our compensation policies and practices. The corporate governance and nominating committee undertakes periodic reviews of processes for management of risks associated with our company’s organizational structure, governing instruments, and policies. In fulfilling their respective responsibilities, the committees meet regularly with our officers and members of senior management, as well as our internal and external auditors. Each committee has full access to management, as well as the ability to engage and compensate its own independent advisors.

The board of directors receives reports from the executive committee, audit committee, compensation committee, and corporate governance and nominating committee relating to the oversight of risks in their areas of responsibility. Based on this and information regularly provided by management, the board of directors evaluates our risk management processes and considers whether any changes should be made to those processes or the board of directors’ risk oversight function. We believe that this division of risk oversight ensures that oversight of each type of risk the company faces is allocated, at least initially, to the particular directors most qualified to oversee it. It also promotes board efficiency because the committees are able to select the most timely or important risk-related issues for the full board of directors to consider.
We believe that one of the risks our company faces is the potential for a significant number of employee retirements in the coming years. As a result, our board of directors is actively involved in and monitors our succession planning process. The board of directors reviews the succession plans developed by members of senior management at least annually, with a focus on ensuring a talent pipeline at the senior officer level and for specific critical roles. We seek to ensure that our directors are exposed to a variety of members of our leadership team, and not just the senior-most officers, on a regular basis, through formal presentations and informal events. Our board of directors is also informed of general workforce trends, expected retirement levels or turnover, and recruiting and development programs, of particular importance given Idaho Power’s specialized workforce and anticipated near-term rate of employee retirements.
Board Meetings and Director Attendance
The members of our board of directors are expected to attend board meetings and meetings of board committees on which they serve, and to spend the time needed and to meet as frequently as necessary to properly discharge their responsibilities. The board of directors held six meetings in 2013, with all but two of our directors having a 100 percent attendance rate at those meetings. Those two directors attended five of the six (83 percent) meetings of the board of directors during 2013. Our directors also attended 100 percent of the meetings of the committees on which he or she was a member in 2013, with the exception of one member of our compensation committee who attended three of the four (75 percent) meetings of that committee in 2013. Our Corporate Governance Guidelines provide that all directors are expected to attend our annual meeting of shareholders and be available, when requested by the chairman of the board of directors, to answer any questions shareholders may have. All then-current members of the board of directors attended our 2013 annual meeting of shareholders.
Board Committee Charters
Our standing committees of the board of directors are the executive committee, the audit committee, the compensation committee, and the corporate governance and nominating committee. We have:
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  charters for the audit committee, compensation committee, and corporate governance and nominating committee; and
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  Corporate Governance Guidelines, which address issues including the responsibilities, qualifications, and compensation of the board of directors, as well as board leadership, board committees, director resignation, and self-evaluation.
Our committee charters and our Corporate Governance Guidelines may be accessed on our website at www.idacorpinc.com/corpgov/default.cfm. Information on our committees of the board of directors is set forth in “Part 3 – Board of Directors – Committees of the Board of Directors.”
Board Membership Criteria and Consideration of Diversity
We believe that directors should possess the highest personal and professional ethics, integrity, and values and be committed to representing the long-term interests of our shareholders. Directors must also have an inquisitive and objective perspective, practical wisdom, and mature judgment. Although the corporate governance and nominating committee and the board of directors do not have a formal policy for considering diversity in identifying director nominees, we endeavor to have a board representing diverse experience at policy-making levels in business, finance, and accounting and in areas that are relevant to our business activities. We believe our current directors bring a strong diversity of experiences to the board of directors as leaders in business, finance, accounting, regulation, and the utility industry.
Under the oversight of the corporate governance and nominating committee, the board of directors conducts an annual self-evaluation of its performance and utilizes the results to assess and determine the characteristics and critical skills required of directors. In addition, our Corporate Governance Guidelines and the corporate governance and nominating committee charter provide that the corporate governance and nominating committee will annually review board committee assignments and consider the rotation of the chairman and members of the committees with a view toward balancing the benefits derived from continuity against the benefits derived from the diversity of experience and viewpoints of the various directors. At least one member of our audit committee must be an “audit committee financial expert.” Directors are automatically retired immediately prior to the first annual meeting of shareholders after they reach age 72. A majority of board members must be independent under our Corporate Governance Guidelines and applicable New York Stock Exchange listing standards.
Director Resignation Policy
In March 2012, our board of directors adopted a policy that provides that if any director nominee in an uncontested election receives a greater number of votes “withheld” from his or her election than votes “for” such election, the director nominee must tender his or her resignation to the board of directors promptly after the voting results are certified. The corporate governance and nominating committee, comprised entirely of independent directors and which will specifically exclude any director who is required to tender his or her own resignation, will consider the tendered resignation and make a recommendation to the board of directors, taking into account all factors deemed relevant. These factors include, without limitation, the underlying reasons why shareholders withheld votes from the director (if ascertainable) and whether the underlying reasons are curable, the length of service and qualifications of the director whose resignation has been tendered, the director’s contributions to our company, whether by accepting the resignation we will no longer be in compliance with any applicable law, rule, regulation, or governing document, and whether or not accepting the resignation is in the best interests of our company and our shareholders. Our board of directors will act upon the corporate governance and nominating committee’s recommendation within 90 days following certification of the shareholder vote and will consider the factors considered by the corporate governance and nominating committee and any additional information and factors as the board of directors believes to be relevant. We will publicly disclose the board of directors’ decision and rationale with regard to any resignation offered under the director resignation policy.
Process for Determining Director Nominees
In determining the composition of our board of directors, we seek a balanced mix of local experience, which we believe is specifically relevant for a utility, and national or public company experience, among other factors of experience. As a utility company with operations predominantly in Idaho and Oregon, we believe it is important for our company and our local directors to be involved in and otherwise support local community and charitable organizations.
Our corporate governance and nominating committee is responsible for selecting and recommending to the board of directors candidates for election as directors. Our Corporate Governance Guidelines contain procedures for the committee to identify and evaluate new director nominees, including candidates our shareholders recommend in compliance with our Corporate Governance Guidelines. The corporate governance and nominating committee begins the process of identifying and evaluating potential nominees for director positions and keeps the full board of directors informed of the nominating process. The corporate governance and nominating committee reviews candidates recommended by shareholders and may hire a search firm to identify other candidates.
The corporate governance and nominating committee gathers additional information on the candidates to determine if they qualify to be members of our board of directors. The corporate governance and nominating committee examines whether the candidates are independent, whether their election would violate any federal or state laws, rules, or regulations that apply to us, and whether they meet all requirements under our Corporate Governance Guidelines, committee charters, bylaws, codes of business conduct and ethics, and any other applicable corporate document or policy. The corporate governance and nominating committee also considers whether the nominees will have potential conflicts of interest, and whether they will represent a single or special interest, before finalizing a list of candidates for the full board of directors to consider for nomination.
Process for Shareholders to Recommend Candidates for Director
Our Corporate Governance Guidelines set forth the requirements that you must follow if you wish to recommend director candidates to our corporate governance and nominating committee. If you recommend a candidate for director, you must provide the following information:
•
  the candidate’s name, age, business address, residence address, telephone number, principal occupation, the class and number of shares of our voting stock the candidate owns beneficially and of record, a statement as to how long the candidate has held such stock, a description of the candidate’s qualifications to be a director, whether the candidate would be an independent director, and any other information you deem relevant with respect to the recommendation; and

•
  your name and address as they appear on our stock records, the class and number of shares of voting stock you own beneficially and of record, and a statement as to how long you have held the stock.
Recommendations must be sent to our corporate secretary at the address provided below. Our corporate secretary will review all written recommendations and send those conforming to the requirements described above to the corporate governance and nominating committee for review and consideration. The corporate governance and nominating committee evaluates the qualifications of candidates properly submitted by shareholders in the same manner as it evaluates the qualifications of director candidates identified by the committee or the board of directors.
Shareholders who wish to nominate persons for election to the board of directors, rather than recommend candidates for consideration, must follow the procedures set forth in our bylaws. Copies of our bylaws may be obtained by writing or calling our corporate secretary at IDACORP, Inc., 1221 West Idaho Street, Boise, Idaho 83702, telephone number: (208) 388-2200. See also the section entitled 2015 Annual Meeting of Shareholders in this proxy statement.
Communications with the Board of Directors and Audit Committee
Shareholders and other interested parties may communicate with members of the board of directors by:
•
  calling (866) 384-4277 if they have a concern to bring to the attention of the board of directors, our chairman of the board of directors, or our non-employee directors as a group; or
•
  logging on to www.ethicspoint.com and following the instructions to file a report if the concern is of an ethical nature.
Our general counsel receives all such communications and forwards them to the chairman of the board of directors. If your report concerns questionable accounting practices, internal accounting controls, or auditing matters, our general counsel will also forward your report to the chairman of the audit committee.
The acceptance and forwarding of communication to any director does not imply that the director owes or assumes any fiduciary duty to the person submitting the communication, all such duties being only as prescribed by applicable law.
Environmental and Sustainability Initiatives
Our board of directors is responsible for the oversight of our sustainability initiatives and is regularly informed of the goals, measures, and results of our sustainability programs. We publicly released our inaugural sustainability report in May 2012, we released our second sustainability report in May 2013, and we expect to release our third sustainability report in May 2014. In connection with our sustainability initiatives, we have implemented steps that recognize the importance of environmental, social, and governance issues and policies, as discussed in those reports. We generally publish the most current sustainability report on Idaho Power’s website, www.idahopower.com. The sustainability reports and related website content are not incorporated by reference into this proxy statement.
Certain Relationships and Related Transactions
Our Related Person Transactions Policy
Our related person transactions policy defines a related person transaction as one in which the amount exceeds $100,000 and excludes:
•
  transactions available to all employees generally;
•
  the purchase or sale of electric energy at rates fixed in conformity with law or governmental authority;
•
  transactions involving compensation, employment agreements, or special supplemental benefits for directors or officers that are reviewed and approved by the compensation committee; and
•
  transactions between or among companies within the IDACORP family.
The related person transactions policy defines a “related person” as any:
•
  officer, director, or director nominee of IDACORP or any subsidiary;
•
  person known to be a greater than 5% beneficial owner of IDACORP voting securities;
•
  immediate family member of the foregoing persons, or person (other than a tenant or employee) sharing the household of the foregoing persons; or
•
  firm, corporation, or other entity in which any person named above is a partner, principal, executive officer, or greater than 5% beneficial owner, or where such person otherwise has a direct or indirect material interest.

The corporate governance and nominating committee administers the policy, which includes procedures to review related person transactions, approve or disapprove related person transactions, and ratify unapproved transactions. The policy, which is in writing, also specifically requires (a) prior corporate governance and nominating committee approval of proposed charitable contributions or pledges of charitable contributions in excess of $100,000 in any calendar year to a charitable or not-for-profit organization identified as a related person, except those nondiscretionary contributions made pursuant to our matching contribution program; and (b) prior board approval of the hiring of immediate family members of directors and officers. The policy also requires approval of any material change in the terms of employment of an immediate family member, including compensation, in the event a person becomes a director or officer and the immediate family member is already an employee of our company. The board of directors may approve a proposed related person transaction after reviewing the information considered by the corporate governance committee and any additional information it deems necessary or desirable:
•
  if it determines in good faith that the transaction is in, or is not inconsistent with, the best interests of our company and the shareholders; and
•
  if the transaction is on terms comparable to those that could be obtained in an arm’s-length dealing with an unrelated third party.
Related Person Transactions in 2013
Steven R. Keen, our vice president – finance and treasurer and Idaho Power’s senior vice president, chief financial officer, and treasurer, is the brother of J. LaMont Keen, our president and CEO and a member of our board of directors. For 2013, Steven Keen had a base salary of $280,000, received an incentive payment under our short-term incentive plan of $205,065, paid in 2014 for service during 2013, and received an award of (a) 1,397 time-vesting restricted shares with a three-year restricted period through December 31, 2015 and (b) 2,796 performance-based shares at target with a three-year performance period through December 31, 2015. The compensation committee and board of directors approved all elements of Steven Keen’s 2013 compensation.

Security Ownership of Directors, Executive Officers, and Five-Percent Shareholders
The table that follows sets forth the number of shares of our common stock beneficially owned on March 14, 2014, by our directors and nominees, by our named executive officers listed in the 2013 Summary Compensation Table, and by our directors and executive officers as a group. Under U.S. Securities and Exchange Commission rules, “beneficial ownership” for purposes of this table takes into account shares as to which the individual has or shares voting and/or investment power as well as shares that may be acquired within 60 days (such as by exercising vested stock options). The beneficial owners listed have sole voting and investment power with respect to shares beneficially owned, including shares they own through the Idaho Power Company Employee Savings Plan and our Dividend Reinvestment and Stock Purchase Plan, except as to the interests of spouses or as otherwise indicated.

Name of Beneficial Owner	Title of Class	Amount and Nature of Beneficial Ownership[1]		Stock Options	Percent of Class
Non-Employee Directors
C. Stephen Allred[2]	Common Stock	8,332		—	*
Thomas Carlile[3]	Common Stock	—	[3]	—	*
Richard J. Dahl	Common Stock	7,301		—	*
Ronald W. Jibson	Common Stock	1,747		—	*
Judith A. Johansen[4]	Common Stock	9,298		—	*
Dennis L. Johnson[5]	Common Stock	2,869		—	*
Christine King	Common Stock	11,095		—	*
Jan B. Packwood	Common Stock	11,356		—	*
Joan H. Smith[6]	Common Stock	12,147		—	*
Robert A. Tinstman[7]	Common Stock	17,670		—	*
Thomas J. Wilford	Common Stock	17,994		—	*
Named Executive Officers
J. LaMont Keen[8]	Common Stock	181,431		—	*
Darrel T. Anderson	Common Stock	79,386		—	*
Daniel B. Minor	Common Stock	56,041		—	*
Rex Blackburn	Common Stock	27,714		—	*
Lisa A. Grow	Common Stock	22,323		—	*
All directors and executive officers as a group (25 persons)[9]	Common Stock	620,211		—	1.23%

*
  Less than 1%.
1
  Includes shares of common stock subject to forfeiture and restrictions on transfer granted pursuant to the IDACORP Restricted Stock Plan or the IDACORP 2000 Long-Term Incentive and Compensation Plan. Share numbers are rounded to the nearest whole share.
2
  Includes 8,232 stock units and dividend equivalents for deferred annual stock awards. The deferred compensation is payable in stock upon separation from service from the board of directors.
3
  Mr. Carlile was appointed to our board of directors on March 19, 2014, and held no shares of IDACORP common stock as of March 14, 2014.
4
  Includes 9,298 stock units and dividend equivalents for deferred annual stock awards. The deferred compensation is payable in stock upon separation from service from the board of directors.
5
  Mr. Johnson’s spouse maintains a margin securities account at a brokerage firm, which may from time to time include shares of IDACORP common stock. At March 14, 2014, Mr. Johnson’s spouse held 500 shares of common stock in that account. Pursuant to our Corporate Governance Guidelines and our policy, Mr. Johnson’s spouse is prohibited from including IDACORP shares in the account if there is a material risk that IDACORP shares could be sold due to a margin call or foreclosure.
6
  Includes 9,298 stock units and dividend equivalents for deferred annual stock awards. The deferred compensation is payable in stock upon separation from service from the board of directors.
7
  Includes 9,298 stock units and dividend equivalents for deferred annual stock awards. The deferred compensation is payable in stock upon separation from service from the board of directors.
8
  Mr. Keen maintains margin securities accounts at brokerage firms, which may from time to time include shares of IDACORP common stock. However, pursuant to our Corporate Governance Guidelines and our policy, Mr. Keen is prohibited from including IDACORP shares in the accounts if there is a material risk that IDACORP shares could be sold due to a margin call or foreclosure. At March 14, 2014, Mr. Keen held 980 shares of common stock in these accounts.
9
  Includes 95,142 shares owned by six persons who are executive officers of Idaho Power but not of IDACORP.

The table below sets forth information with respect to each person we believe to be the beneficial owner of more than five percent of our outstanding common stock as of March 14, 2014.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class
BlackRock, Inc. 40 East 52nd Street New York, NY 10022	6,797,321	[1]	13.51%
First Eagle Investment Management, LLC 1345 Avenue of the Americas New York, NY 10105	4,424,819	[2]	8.80%
The Vanguard Group, Inc. 100 Vanguard Blvd. Malvern, PA 19355	2,994,520	[3]	5.95%

1
  Based on a Schedule 13G/A filed on January 10, 2014, by BlackRock, Inc. BlackRock, Inc. reported sole voting power as to 6,634,752 shares and sole dispositive power as to 6,797,321 shares as the parent holding company or control person of BlackRock Advisors (UK) Limited; BlackRock Advisors, LLC; BlackRock Asset Management Canada Limited; BlackRock Asset Management Deutschland AG; BlackRock Financial Management, Inc.; BlackRock Fund Advisors; BlackRock Fund Management Ireland Limited; BlackRock Institutional Trust Company, N.A.; BlackRock International Limited; BlackRock Investment Management (Australia) Limited; BlackRock Investment Management (UK) Ltd; and BlackRock Investment Management, LLC.
2
  Based on a Schedule 13G/A filed on February 14, 2014, by First Eagle Investment Management, LLC. The First Eagle Global Fund, a registered investment company for which First Eagle Investment Management, LLC acts as investment advisor, may be deemed to beneficially own 3,760,485 of such shares.
3
  Based on a Schedule 13G/A filed on February 11, 2014, by The Vanguard Group, Inc. The Vanguard Group, Inc. reported sole voting power as to 81,181 shares, sole dispositive power as to 2,922,539 shares, and shared dispositive power as to 71,981 shares. Vanguard Fiduciary Trust Company, a wholly owned subsidiary of The Vanguard Group, Inc., is the beneficial owner of 71,981 shares as a result of its serving as the investment manager of collective trust accounts. Vanguard Investments Australia, Ltd., a wholly owned subsidiary of The Vanguard Group, Inc., is the beneficial owner of 9,200 shares as a result of its serving as investment manager of Australian investment offerings.
Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who beneficially own more than 10% of our common stock, to file reports of beneficial ownership and changes in beneficial ownership with the Securities and Exchange Commission. Our directors, executive officers, and holders of more than ten percent of our outstanding common stock are required by Securities and Exchange Commission rules to furnish us with copies of all Section 16(a) reports that they file. We file Section 16(a) reports on behalf of our directors and executive officers to report their initial and subsequent changes in beneficial ownership of our common stock. To our knowledge, based solely on a review of the reports we filed on behalf of our directors and executive officers and written representations from these persons that no other reports were required and all reports were provided to us, all Section 16(a) filing requirements applicable to our directors and executive officers were complied with for 2013, except that, due to an administrative error by a third party, a Form 4 for Dennis L. Johnson, a director, reporting one purchase transaction was filed one day late.

Part 3 – Board of Directors

PROPOSAL NO. 1: Election of Directors
One member of our board of directors, Mr. C. Stephen Allred, has reached our mandatory retirement age of 72 and will retire from the board of directors effective immediately prior to the Annual Meeting, in accordance with our bylaws and Corporate Governance Guidelines. Mr. Allred has served with distinction as a director of IDACORP and Idaho Power since 2009. Upon Mr. Allred’s retirement, the board of directors will consist of 12 members.
Prior to May 2012, our articles of incorporation, as amended (which we refer to as the “articles of incorporation” in this proxy statement), provided that directors are elected for three-year terms, with approximately one-third of the board of directors elected at each annual meeting of shareholders. Effective May 2012, we amended our articles of incorporation, following a shareholder vote, to provide that the company’s classified (three-year, staggered term) board structure would be phased out, and the annual election of the entire board of directors for a one-year term would be phased in over a three-year period commencing at the 2013 annual meeting of shareholders and concluding at the 2015 annual meeting of shareholders. The director-nominees elected at the 2013 annual meeting of shareholders were the first group of directors elected to serve for an annual term; director-nominees elected at all annual meetings subsequent to the 2013 annual meeting (including at the 2014 annual meeting) are elected to serve for an annual term expiring at the following annual meeting of shareholders.
Under the resignation policy adopted by the board of directors and included in our Corporate Governance Guidelines, if a director nominee in an uncontested election receives a greater number of votes “withheld” from his or her election than votes “for” such election, the director must promptly tender his or her resignation to the board of directors. The board of directors will then decide whether to accept the tendered resignation within 90 days following certification of the shareholder vote (based on the recommendation of the corporate governance and nominating committee, which is comprised exclusively of independent directors). We will publicly disclose the board of directors’ decision and its reasoning with regard to the offered resignation.
Information about our directors as of the date of this proxy statement is included below. There are no family relationships among the directors. While we expect that all of the nominees will be able to qualify for and accept office, if for any reason one or more should be unable to do so, the proxies will be voted for nominees selected by the board of directors. The composition of our board of directors is identical to the composition of Idaho Power’s board of directors. Where indicated by an “^” the company is a public reporting company. Where indicated by an “*” the company is a subsidiary of IDACORP.
Nominees for Election – One-Year Term to Expire in 2015

DARREL T. ANDERSON
Age: 56 Director Since: 2013	Committees: • None	Other Directorships (since): • Idaho Power Company (2013)*^ • IDACORP Energy Resources Co. (2001)*

Additional Information
•
  President and CEO of Idaho Power since January 1, 2014
•
  Executive vice president – administrative services and CFO of IDACORP since October 2009; Mr. Anderson is expected to assume the role of President and CEO of IDACORP, Inc. on May 1, 2014
•
  Former president and CFO of Idaho Power from January 2012 to December 2013
•
  Former executive vice president – administrative services and CFO of Idaho Power from October 2009 to December 2011
•
  Former controller of Idaho Power from 1996 to 1998; controller of Applied Power Corp. (an IDACORP subsidiary) from 1998 to 1999; vice president – finance and treasurer of IDACORP and Idaho Power from 1999 to 2003; vice president, chief financial officer, and treasurer of IDACORP and Idaho Power from 2003 to 2004, and senior vice president – administrative services and CFO of IDACORP and Idaho Power from 2004 to 2009

Other Skills and Qualifications
As Idaho Power’s president and CEO, Mr. Anderson provides the board of directors with real-time information on IDACORP and Idaho Power. Through his experience with IDACORP and Idaho Power, he has developed an understanding of the companies’ industry and operations, strategy, regulatory environment, finance and external reporting, and administration.

THOMAS CARLILE
Age: 62 Director Since: 2014	Committees: • None
Other Directorships (since):
•
  Boise Cascade Company (2013)^(1)
•
  Boise Cascade Holdings, L.L.C. (2009)
•
  Forest Products Holdings LLC (2009)
•
  Idaho Power Company (2014)*^
(1)
  Also a director of Boise Cascade LLC, a predecessor, from 2009 to 2013

Additional Information
•
  CEO and member of the board of directors of Boise Cascade Company since February 2013
•
  Former CEO and member of the board of directors of Boise Cascade LLC from August 2009 to February 2013, and executive vice president and CFO from February 2008 to August 2009

Other Skills and Qualifications
Mr. Carlile, who was appointed to our board of directors in March 2014, brings financial, operational, and executive experience to our board of directors. Mr. Carlile acquired his extensive financial background through his former positions at Boise Cascade. He also brings to the board of directors his knowledge of economics and finance and experience operating a company within Idaho Power’s service area, offering him the ability to provide the board of directors with insight into local, state, and regional issues.

RICHARD J. DAHL
Age: 62 Director Since: 2008	Committees: • Audit • Executive	Other Directorships (since): • International Rectifier Corp. (2008)^ • DineEquity, Inc. (2004)^ • Idaho Power Company (2008)*^

Additional Information
•
  Chairman of the board, president and CEO of James Campbell Company LLC, a privately held real estate investment and development company, since July 2010
•
  Former president and chief operating officer of Dole Food Company, Inc. from 2004 to 2007, senior vice president and chief financial officer from 2002 to 2004, and a director from 2003 to 2007
•
  Former director, president, and chief operating officer of Bank of Hawaii Corp. from 1994 to 2002
•
  Former director of Pacific Health Research Institute, a not-for-profit biomedical research organization, from 1990 to 2010

Other Skills and Qualifications
Mr. Dahl’s financial, operational, and executive experience make him an outstanding asset to our board of directors. Mr. Dahl acquired his extensive financial background through his former positions at major corporations, as well as with the Ernst & Young accounting firm. His service on other public company boards, including as chairman of the board of International Rectifier and as lead director and an audit committee member of DineEquity’s board, enables him to provide valuable experience to our board of directors and to our audit committee, of which he is the chairman.

RONALD W. JIBSON
Age: 61 Director Since: 2013	Committees: • Compensation	Other Directorships (since): • Questar Corporation (2010)^ • Questar Pipeline Company (2012) • Idaho Power Company (2013)*^

Additional Information
•
  President and CEO of Questar Corporation since June 2010 and chairman of the board since July 2012
•
  Chairman of the board of Questar Pipeline Company since July 2012
•
  President and CEO of Wexpro Company since July 2010
•
  President and CEO of Questar Gas Company since March 2008

Other Skills and Qualifications
Mr. Jibson has extensive experience in the regulated utility and natural gas industries, and was formerly the chairperson of the board of the American Gas Association and the Western Energy Institute. Through his industry and executive experience, Mr. Jibson provides our board of directors with valuable industry insight and strong working knowledge of rate regulation, as well as strong leadership skills and an understanding of finance and accounting. Mr. Jibson also has prior experience with hydrology and water rights issues, which is valuable given Idaho Power’s hydroelectric generation assets in the Snake River basin.

JUDITH A. JOHANSEN
Age: 55 Director Since: 2007	Committees: • Corp. Gov. & Nominating • Compensation
Other Directorships (since):
•
  Pacific Continental Corporation (2013)^
•
  Pacific Continental Bank (2013)
•
  Schnitzer Steel (2006)^
•
  Idaho Power Company (2007)*^
•
  Roseburg Forest Products (2011)
•
  Kaiser Permanente (2006)

Additional Information
•
  Former president of Marylhurst University, Oregon, from July 2008 to September 2013
•
  Former president and CEO from 2001 to 2006, and executive vice president from 2000 to 2001, of PacifiCorp
•
  Former CEO and Administrator from 1998 to 2000, and vice president from 1992 to 1996, of the Bonneville Power Administration
•
  Former vice president, from 1996 to 1998, of Avista Energy

Other Skills and Qualifications
Ms. Johansen brings a wealth of electric utility industry knowledge and experience to our board of directors. Based on her prior service as president and CEO of PacifiCorp, as CEO and Administrator of the Bonneville Power Administration, and as vice president of Avista Energy, Ms. Johansen provides valuable industry insight and guidance regarding our regulated utility business as well as financial reporting and risk management as it relates to utility companies. She also brings to our board of directors her experience from service on the boards of two other unaffiliated public companies.

DENNIS L. JOHNSON
Age: 59 Director Since: 2013	Committees: • Corp. Gov. & Nominating	Other Directorships (since): • United Heritage Mutual Holding Co. (2001) • United Heritage Financial Group (2001) • United Heritage Life Insurance Co. (1998) • Idaho Power Company (2013)*^

Additional Information
•
  President and CEO of United Heritage Mutual Holding Company since 2001, and United Heritage Financial Group and United Heritage Life Insurance Company since 1999
•
  Former president and CEO of United Heritage Financial Services, a broker-dealer, from 1994 to 1998
•
  Former general counsel of United Heritage Mutual Holding Company and certain of its affiliates since 1983
•
  Former director of the Public Employee Retirement System of Idaho (1995-2005) and Idaho Banking Company (1996-2003)

Other Skills and Qualifications
Mr. Johnson brings financial, risk management, and legal experience to our board of directors. Mr. Johnson acquired his extensive experience through his positions at the insurance companies at which he is the President and CEO, and from his former position as the companies’ general counsel. He also brings to the board of directors his knowledge of economics and finance and experience with employee benefits and auditing matters. Mr. Johnson’s long-standing ties to Idaho also provide an important connection to Idaho Power’s service area and allow him to offer insight into local, state, and regional issues where Idaho Power conducts business.

J. LAMONT KEEN
Age: 61 Director Since: 2004	Committees: • Executive	Other Directorships (since): • Cascade Bancorp (2011)^ • Idaho Power Company (2004)*^ • Idaho Energy Resources Co. (2004)*

Additional Information
•
  President and CEO of IDACORP since 2006 (will retire from that position effective April 30, 2014)
•
  Former CEO of Idaho Power from 2012 to 2013, and president and CEO of Idaho Power from 2005 to 2011; executive vice president of IDACORP from 2002 to 2006; president and chief operating officer of Idaho Power from 2002 to 2005; senior vice president – administration and chief financial officer of IDACORP and Idaho Power from 1999 to 2002; senior vice president – administration, chief financial officer and treasurer of IDACORP and Idaho Power in 1999; vice president, chief financial officer and treasurer of Idaho Power from 1996 to 1999; vice president and chief financial officer of Idaho Power from 1991 to 1996; controller of Idaho Power from 1988 to 1991

Other Skills and Qualifications
As our president and CEO, with over 39 years of experience at Idaho Power, including over 25 years in a capacity as an officer, Mr. Keen has developed an expansive understanding of our company, our state, and the electric utility industry. Mr. Keen’s detailed knowledge of our operations, finances, and executive administration and his active industry involvement make him a key resource and contributor to our board of directors.

ROBERT A. TINSTMAN
Age: 67 Director Since: 1999	Committees: • Corp. Gov. & Nominating • Executive	Other Directorships (since): • Home Federal Bancorp (1999)^ • Primoris Services Corp. (2009)^ • Idaho Power Company (1999)*^

Additional Information
•
  Former executive chairman of James Construction Group from 2002 to 2007
•
  Former president and CEO from 1995 to 1999, and director from 1995 to 1999, of Morrison Knudsen Corporation
•
  Former director of CNA Surety Corporation from 2004 to 2011

Other Skills and Qualifications
Mr. Tinstman brings extensive operational and executive experience in the construction industry to our board of directors. The electric utility business is capital intensive, involving heavy construction work for generation, transmission, and distribution projects. Mr. Tinstman’s construction industry knowledge and expertise provide a valuable contribution to the board of directors’ oversight function at a time when Idaho Power has embarked on major generation and transmission line construction projects. Mr. Tinstman’s experience from serving on the boards of directors of other public companies also provides the company with an experienced chairman.

JOAN H. SMITH
Age: 71 Director Since: 2004	Committees: • Audit • Corp. Gov. & Nominating	Other Directorships (since): • Idaho Power Company (2004)*^

Additional Information •
•
  Self-employed consultant, consulting on regulatory strategy and telecommunications, since 2003
•
  Former senior fellow at the University of Maryland’s Center for International Development and Conflict Management from 2004 to 2009
•
  Former Oregon Public Utility Commissioner from 1990 to 2003
•
  Former affiliate director with Wilk & Associates/LECG LLP, a public consulting organization, from 2003 to 2008

Other Skills and Qualifications
Ms. Smith’s experience in the state regulatory setting, particularly in her role as former Oregon Public Utility Commissioner, provides a key component to our board of directors’ knowledge base. Appropriate rate recovery at the state level is critical to Idaho Power’s and our success, and Ms. Smith provides a high level of knowledge and expertise in this area. This knowledge and experience allows her to make valuable contributions to the board of directors’ deliberations and decision making.

THOMAS J. WILFORD
Age: 71 Director Since: 2004	Committees: • Audit	Other Directorships (since): • Idaho Power Company (2004)*^

Additional Information
•
  Former president and director of Alscott, Inc., involved in real estate development and other investments, from 1993 to 2012
•
  Former CEO of J.A. and Kathryn Albertson Foundation, Inc., a family foundation committed and striving to be a catalyst for positive educational change, from 2003 to 2012, and former president from 1995 to 2003
•
  Former director of K12, Inc., an organization that provides individualized, one-to-one learning solutions for students from kindergarten through high school, from 2002 to 2010

Other Skills and Qualifications
Mr. Wilford’s extensive business, accounting, and investment background is valuable to our board of directors and audit committee. As a certified public accountant and a former partner with Ernst & Young, Mr. Wilford also brings significant auditing, finance, and risk management experience to our board of directors. His expertise continues to be critical to the board of directors’ ongoing oversight of financial reporting and risk management.

Board of Directors’ Recommendation
The board of directors unanimously recommends a vote “FOR” the nominees listed above for one-year terms expiring in 2015.
Information About Continuing Directors – Terms Expiring in 2015 (One-Year Terms Thereafter)

CHRISTINE KING
Age: 64 Director Since: 2006	Committees: • Compensation • Executive	Other Directorships (since): • QLogic Corp (2013)^ • Cirrus Logic, Inc. (2013)^ • Skyworks Solutions, Inc. (2014)^ • Idaho Power Company (2006)*^

Additional Information
•
  Former president and CEO and director of Standard Microsystems Corporation from 2008 to 2012
•
  Former CEO and director of AMI Semiconductor from 2001 to 2008
•
  Former director of Open Silicon, Inc. from 2008 to 2012
•
  Former director of Atheros Communications, Inc., a developer of semiconductor system solutions for wireless and other network communications products, from 2008 to 2011
•
  Former director of ON Semiconductor, a supplier of silicon solutions for green electronics, from March 2008 to October 2008
•
  Former director of Analog Devices, a manufacturer of analog and digital signal processing circuits, from 2001 to 2008

Other Skills and Qualifications
Ms. King brings a key element of business diversity to our board of directors with her advanced level of experience and success in the high-tech industry. Her experience from serving as the former CEO of Standard Microsystems Corporation and former CEO of AMI Semiconductor, as well as her service on the boards of other public companies, provides important perspectives for our board of directors’ deliberations.

JAN B. PACKWOOD
Age: 70 Director Since: 1998	Committees: • None	Other Directorships (since): • Westmoreland Coal Co. (2011)^ • Idaho Power Company (1997)*^ • IDACORP Financial Services (1997)* • Ida-West Energy Company (1999)*

Additional Information
•
  Former president and CEO of IDACORP from 1999 to 2006; CEO of Idaho Power from 2002 to 2005; president and CEO of Idaho Power from 1999 to 2002; president and chief operating officer of Idaho Power from 1997 to 1999; executive vice president from 1996 to 1997, and vice president – bulk power from 1989 to 1996, of Idaho Power
•
  Former director of the BSU Foundation from 2002 to 2011

Other Skills and Qualifications
As the former president and CEO of IDACORP and Idaho Power, Mr. Packwood brings to the board of directors vast knowledge of the companies, including an understanding of the risks they face. His engineering and operations background complement the backgrounds of our other board members. Mr. Packwood’s operational experience is especially important as Idaho Power proceeds with major transmission expansion plans in the current and coming years.

Information About Our Retiring Director – Term to Expire Immediately Prior to the 2014 Annual Meeting

C. STEPHEN ALLRED
Age: 72 Director Since: 2009 Retirement: 2014	Committees: • Audit	Other Directorships (since): • Idaho Power Company (2009)*^ • Longenecker & Associates (2009)

Additional Information
•
  Managing member, Allred Consulting LLC, a provider of consulting services for management, environmental, waste management, and real estate issues, since 2004
•
  Former Assistant Secretary, Land and Minerals Management for the U.S. Department of the Interior from 2006 to 2009
•
  Former Director of the Idaho Department of Environmental Quality from 2000 to 2004

Other Skills and Qualifications
Mr. Allred, through his former positions as Assistant Secretary, Land and Minerals Management for the U.S. Department of the Interior and as Director of the Idaho Department of Environmental Quality and Director of the Idaho Department of Water Resources, as well as his role at Allred Consulting and Longenecker & Associates, has brought to our board of directors perspective and experience in several key areas of Idaho Power’s business, including engineering, environmental quality, and water resources. Mr. Allred’s experience in these areas has provided a critical skill set for our board of directors’ oversight of Idaho Power’s operations (including water management and environmental resource issues) and strategic planning.

Committees of the Board of Directors
Overview
Our standing committees of the board of directors are the audit committee, the compensation committee, the corporate governance and nominating committee, and the executive committee. The committee memberships as of the date of this proxy statement are set forth below. We also describe our board committees and their principal responsibilities following the table.

Name	Audit Committee		Compensation Committee		Corp. Gov. & Nomin. Committee		Executive Committee
C. Stephen Allred[1,3]	■
Darrel Anderson
Thomas Carlile[1]
Richard J. Dahl[1]	■	[2]					■
Ronald W. Jibson[1]			■
Judith A. Johansen[1]			■		■
Dennis L. Johnson[1]					■
J. LaMont Keen							■	[2]
Christine King[1]			■	[2]			■
Jan B. Packwood[1]
Joan H. Smith[1]	■				■
Robert A. Tinstman[1]					■	[2]	■
Thomas J. Wilford[1]	■

1
  Independent according to New York Stock Exchange listing standards and our Corporate Governance Guidelines
2
  Committee chairperson
3
  Will retire from the board of directors effective immediately prior to the Annual Meeting
Audit Committee
The audit committee is a separately designated standing committee. The audit committee:
•
  assists the board of directors in the oversight of the integrity of our financial statements; our compliance with legal and regulatory requirements; the qualifications, independence, and performance of our independent registered public accounting firm; the performance of our internal audit department; and our major financial risk exposures;
•
  monitors compliance under the code of business conduct for our officers and employees and the code of business conduct and ethics for our directors, and is responsible for considering and granting any waivers for directors and executive officers from the codes, and informs the general counsel immediately of any violation or waiver; and
•
  prepares the audit committee report required to be included in the proxy statement for our annual meeting of shareholders.
As of the date of this proxy statement, the members of the audit committee include Mr. Allred, Mr. Dahl, Ms. Smith, and Mr. Wilford. All members of the audit committee are independent under our Corporate Governance Guidelines and applicable New York Stock Exchange listing standards, including the Securities and Exchange Commission’s audit committee member independence standards. The board of directors has determined that committee members Mr. Dahl and Mr. Wilford are “audit committee financial experts” as defined by the rules of the Securities and Exchange Commission. During 2013, the audit committee met nine times.

Compensation Committee
The compensation committee has direct responsibility to:
•
  review and approve corporate goals and objectives relevant to our CEO’s compensation;
•
  evaluate our CEO’s performance in light of those goals and objectives;
•
  either as a committee or together with the other independent directors, as directed by the board of directors, determine and approve our CEO’s compensation based on this evaluation;
•
  make recommendations to the board of directors with respect to executive officer compensation, incentive compensation plans, and equity-based plans that are subject to board of director approval;
•
  review and discuss with management the compensation discussion and analysis and based on such review and discussion determine whether to recommend to the board of directors that the compensation discussion and analysis be included in our proxy statement for the annual meeting of shareholders;
•
  produce the compensation committee report as required by the Securities and Exchange Commission to be included in our proxy statement for the annual meeting of shareholders;
•
  oversee our compensation and employee benefit plans and practices; and
•
  assist the board of directors in the oversight of risks arising from our compensation policies and practices.
The compensation committee and the board of directors have sole responsibility to determine executive officer compensation, which responsibility may not be delegated. The compensation committee has sole authority to retain and terminate any consulting firm to assist the compensation committee in carrying out its responsibilities, including sole authority to approve the consulting firm’s fees and other retention terms. In 2013, the compensation committee retained Pay Governance, LLC (“Pay Governance”) for advice regarding executive officer compensation, primarily to provide the compensation committee with general compensation market information and trends, to review the structure of our compensation programs, and to provide insight and analysis to the compensation committee at committee meetings. Management and the compensation committee also reviewed data provided by Pay Governance in evaluating our compensation and benefit plans. In retaining compensation consultants, the compensation committee’s charter provides that the committee is required to consider factors bearing on the independence from management of the compensation consultant and whether the work performed by the compensation consultant will raise any conflict of interest. Although management may request services, the compensation committee must pre-approve the engagement of the consulting firm for any services to be provided to management. These services may not interfere with the consulting firm’s advice to the compensation committee. The chairperson may pre-approve services between regularly scheduled meetings of the compensation committee. Pre-approval of services by the chairperson must be reported to the compensation committee at its next meeting.
In addition, the compensation committee has responsibility for reviewing and making recommendations with respect to director compensation to the board of directors. For information on director compensation, refer to Director Compensation for 2013 in this proxy statement.
Each member of the compensation committee is independent under our Corporate Governance Guidelines and applicable New York Stock Exchange listing standards. During 2013, the compensation committee met five times.
Compensation Committee Interlocks and Insider Participation
No person who served as a member of the compensation committee during 2013 has (a) served as one of our officers or employees or (b) any relationship requiring disclosure under Item 404 of the Securities and Exchange Commission’s Regulation S-K. None of our executive officers serve as a member of the board of directors or compensation committee of any other company that has an executive officer serving as a member of our board of directors or our compensation committee.
Corporate Governance and Nominating Committee
The corporate governance and nominating committee’s responsibilities include:
•
  identifying individuals qualified to become directors, consistent with criteria approved by the board of directors;
•
  selecting, or recommending that the board of directors select, the candidates for all directorships to be filled by the board of directors or by the shareholders;
•
  developing and recommending to the board of directors our Corporate Governance Guidelines;
•
  overseeing the evaluation of the board of directors and management; and
•
  taking a leadership role in shaping our corporate governance.

Each member of the corporate governance and nominating committee is independent under our Corporate Governance Guidelines and the applicable New York Stock Exchange listing standards. During 2013, the corporate governance and nominating committee met four times.
Executive Committee
The executive committee acts on behalf of the board of directors when the board of directors is not in session, except on those matters that require action of the full board of directors. The executive committee also assists the board of directors in overseeing risk management. The executive committee is composed of our CEO and the chairpersons of each of our other standing committees. During 2013, the executive committee met twice.
Director Compensation for 2013

Name (a)	Fees Earned or Paid in Cash ($) (b)		Stock Awards ($) (c)[1]		Option Awards ($) (d)[2]		Non-Equity Incentive Plan Compensation ($) (e)		Change in Pension Value and Nonqualified Deferred Compensation Earnings ($) (f)		All Other Compensation ($) (g)		Total ($) (h)
C. Stephen Allred	69,000		59,997		—		—		—		—		128,997
Darrel T. Anderson	—	[3]	—	[3]	—	[3]	—	[3]	—	[3]	—	[3]	—	[3]
Richard J. Dahl	84,500		59,997		—		—		—		—		144,497
Ronald Jibson	19,500		19,989		—		—		—		—		39,489
Judith A. Johansen	69,000		59,997		—		—		—		—		128,997
Dennis L. Johnson	48,000		49,959		—		—		—		—		97,959
J. LaMont Keen[3]	—	[3]	—	[3]	—	[3]	—	[3]	—	[3]	—	[3]	—	[3]
Christine King	70,333		59,997		—		—		—		—		130,330
Gary G. Michael	61,167		59,997		—		—		20,555	[4]	—		141,719
Jan B. Packwood	74,700		59,997		—		—		—		—		134,697
Joan H. Smith	73,500		59,997		—		—		—		—		133,497
Robert A. Tinstman	127,000		59,997		—		—		30,918	[5]	—		217,915
Thomas J. Wilford	69,000		59,997		—		—		12,438	[4]	—		141,435

1
  This column reflects the grant date fair value of IDACORP common stock awarded to our non-employee directors measured in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 – Stock Compensation. The grant date fair value is based on the closing price of IDACORP common stock on the business day before the grant date. The grant date fair value for the awards included in this column for all non-employee directors other than Mr. Jibson and Mr. Johnson is based on the closing price of IDACORP common stock on February 28, 2013, which was $46.69. The grant date fair value for the award to Mr. Jibson is based on the closing price of IDACORP common stock on September 30, 2013, which was $48.40. The grant date fair value for the award to Mr. Johnson is based on the closing price of IDACORP common stock on March 29, 2013, which was $48.27.
2
  No options were awarded to directors in 2013. As of December 31, 2013, no member of the board of directors owned any stock options, except for Mr. Tinstman and Mr. Wilford, who owned outstanding options to purchase 2,250 shares and 3,000 shares, respectively.
3
  Employee directors do not receive fees or awards for service as a member of our board of directors. Mr. Keen’s and Mr. Anderson’s compensation as executive officers is discussed in Part 4 – Executive Compensation in this proxy statement.
4
  Represents above-market interest accrued on deferred fees.
5
  Represents above-market interest accrued on deferred fees. The aggregate change in actuarial present value of Mr. Tinstman’s accumulated benefit under the Idaho Power Company Security Plan for Directors, which was terminated on April 1, 2012, was ($9,127).

The table that follows sets forth the fees payable to our non-employee directors as of the date of this proxy statement. All directors of IDACORP also serve as directors of Idaho Power. The fees and other compensation shown in the table and discussed below are for service on both boards as well as for service on any subsidiary board. Employee directors receive no compensation for service on the boards.

Form of Fee	Amount
Base Retainer	$50,000
Additional Retainers:
Chairman of the board	100,000
Chairman of audit committee	12,500
Chairman of compensation committee	10,000
Chairman of corporate governance committee	6,000
Meeting Fees:[1]
Board meeting	1,500
Committee meeting	1,500
Shareholder meeting	1,500
Annual Stock Awards	75,000
Subsidiary Board Fees:
IDACORP Financial Services:[2]
Monthly retainer	750
Meeting fees	600
Ida-West Energy:[3]
Monthly retainer	750
Meeting fees	600

1
  The chairman of the board does not receive fees for attendance at board or shareholder meetings.
2
  Mr. Packwood serves on the IDACORP Financial Services board.
3
  Mr. Packwood serves on the Ida-West Energy board.
Deferral Arrangements
Directors may defer all or a portion of their annual IDACORP, Idaho Power, IDACORP Financial Services, Inc., and Ida-West Energy retainers and meeting fees and receive payment of all amounts deferred with interest in a lump sum or in a series of up to 10 equal annual payments after they separate from service with IDACORP and Idaho Power. Any cash fees that were deferred before 2009 for service as a member of the board of directors are credited with the preceding month’s average Moody’s Long Term Corporate Bond Yield for utilities, or the Moody’s Rate, plus 3%, until January 1, 2019 when the interest rate will change to the Moody’s Rate. All cash fees that are deferred for service as a member of the board of directors beginning January 1, 2009 are credited with interest at the Moody’s Rate. Interest is calculated on a pro rata basis each month using a 360-day year and the average Moody’s Rate for the preceding month.
Directors may also defer their annual stock awards, which are then held as deferred stock units with dividend equivalents reinvested in additional deferred stock units. Upon separation from service with IDACORP and Idaho Power, directors will receive either a lump-sum distribution or a series of up to 10 equal annual installments. Upon a change in control the directors’ deferral accounts will be distributed to each participating director in a lump sum. The distributions will be in shares of our common stock, with each deferred stock unit equal to one share of our common stock and any fractional shares paid in cash.
Stock Ownership Guidelines for Directors
The board of directors adopted amended stock ownership guidelines for non-employee directors in January 2012, which provide that each non-employee director is expected to own IDACORP common stock equal in value to three times his or her current base annual retainer fee. A director is allowed three years to meet these requirements. As of December 31, 2013, all of our directors were in compliance with the amended guidelines. Once a director reaches the stock ownership target under the guidelines, based on the then-current stock price, the director will remain in compliance with the guidelines, despite future changes in stock price, as long as the director continues to own the minimum number of shares that brought the director into compliance with the stock ownership target. If the base annual retainer fee increases, directors who have already met their stock ownership targets will need to meet the stock ownership guidelines only for the amount of increase in the base annual retainer fee.

Anti-Hedging and Anti-Pledging Policy for Directors
The same prohibitions on hedging ownership of our common stock and the pledging of our securities as collateral that apply to our executive officers, which are described in Part 4 – “Executive Compensation – Other Compensation Practices” of this proxy statement, apply equally to members of our board of directors.
Retirement Benefits
Effective April 1, 2002, we terminated the Idaho Power Company Security Plan for Directors. At that time, current directors were entitled to their vested benefits under the plan as of January 15, 2002. The plan was a nonqualified deferred compensation plan that provided for retirement benefit payments. The maximum payment is $17,500 per year for a period of 15 years. Directors elected after November 1994 receive a single life annuity with a joint and survivor option. Benefits are paid to inside directors on the 10th day of the month after severance from service on the board of directors. Benefits are paid to non-employee directors on the 10th date of the month after the later of severance from service on the board or reaching age 65. During 2013, Mr. Tinstman, who was elected after November 1994, was the only director with vested benefits in the plan.

PART 4 – EXECUTIVE COMPENSATION

Compensation Discussion and Analysis
This Compensation Discussion and Analysis contains statements regarding future performance targets and goals. These targets and goals are disclosed in the limited context of our compensation programs and should not be understood to be statements of management’s expectations or estimates of results or other guidance. We caution readers not to apply these statements to other contexts.
Executive Overview
Our 2013 Financial Performance
The year 2013 was another successful one for our company. Our 2013 earnings per diluted share were $3.64, representing our sixth consecutive year of earnings growth. Also, in furtherance of a previously adopted dividend policy, our board of directors voted to increase the quarterly dividend on our common stock from $0.38 to $0.43 per share during 2013, following two prior increases in 2012 from $0.30 per share to $0.38 per share. We also executed on our business optimization initiatives aimed at controlling operations and maintenance costs, implemented a number of important technology solutions, and continued progress on Idaho Power’s significant transmission projects.
Our Named Executive Officers for 2013
This section of the proxy statement focuses on the compensation we provide to our executive officers, and primarily our named executive officers, or “NEOs.” For 2013, our NEOs were:

✓ J. LaMont Keen	Currently the president and chief executive officer (CEO) of IDACORP – Mr. Keen will retire from IDACORP on April 30, 2014
✓ Darrel T. Anderson
Currently the executive vice president – administrative services and chief financial officer (CFO) of IDACORP and president and CEO of Idaho Power – Mr. Anderson will assume the role as IDACORP’s president and CEO on May 1, 2014 and will retain his role at Idaho Power

✓ Daniel B. Minor	Executive vice president of IDACORP and executive vice president and chief operating officer of Idaho Power
✓ Rex Blackburn	Senior vice president and general counsel of IDACORP and Idaho Power
✓ Lisa A. Grow	Senior vice president – power supply of Idaho Power

Our Emphasis on At-Risk Compensation for Our NEOs
We believe strong performance by our executive officers is essential to achieving long-term growth in shareholder value and to delivering superior service to our utility customers. We seek to accomplish this by making the majority of an executive officer’s pay “at risk,” meaning we tie executive compensation to our financial and operational performance – of interest to both our shareholders and our customers. In order to be earned, the at-risk portion of our executives’ compensation depends on our achieving successful results over one- and three-year performance periods. As an executive’s level of responsibility increases, so does the percentage of total compensation at risk, which we believe aligns the interests of our executives who have the highest level of decision-making authority with the interests of our shareholders. In “Overview of Our 2013 NEO Compensation Design and Mix” below, we have included a chart to help illustrate the degree to which our NEOs’ compensation is “at risk.”

Pay Practices We Employ, and Avoid
We supplement our pay for performance model with a number of compensation policies and practices intended to align the interests of management and our shareholders. The table that follows summarizes some of these practices.

Practices We Employ	Practices We Avoid
✓ We tie a high percentage of our executives’ compensation to corporate performance by providing short-term and long-term incentive compensation, measured using a number of performance metrics	✘ We do not provide employment agreements to our executives
✓ We impose a cap on the maximum amount of incentive compensation that may be paid	✘ We do not permit the hedging or pledging of our securities by executives, and restrict the purchase and sale of securities under an insider trading policy
✓ We maintain a stock ownership policy requiring our officers to own specified amounts of shares of our common stock, and we impose stock retention obligations	✘ We do not seek to encourage excessive or inappropriate risk-taking through our compensation design
✓ We adopted a clawback policy in January 2014, which provides for the recovery of incentive compensation	✘ We provide only limited perquisites
✓ The compensation committee consists solely of independent directors and uses the services of an independent compensation consultant

Overview of Our 2013 NEO Compensation Design and Mix
The general design of our 2013 executive compensation program remained largely unchanged relative to 2012, and has remained substantially the same for several years.
Our annual market compensation analysis is a significant aspect of our compensation-setting process. For 2013, we modified our analysis by increasing the number of data points for the compensation committee’s review, as follows:
•
  we updated our Peer Group, as defined below in “Market Compensation Data and Analysis,” to ensure that it continued to appropriately reflect the size and scope of our business and provide an appropriate comparison;
•
  we added survey data from investor-owned utilities (referred to as the “IOU Survey Data”), which we size-adjusted based on revenues, to provide the compensation committee broader competitive context in assessing pay; and
•
  we replaced our historical Pacific Northwest peer group with general industry survey data (referred to as the “General Industry Survey Data”), which we size-adjusted based on revenues, to reflect the broad market for talent in which we compete.
The market compensation analysis is not the sole element we use to determine executive compensation. In determining the 2013 compensation of each executive officer, the compensation committee also considered incentive pay weighting, differentials related to experience and job responsibilities, individual performance, company performance, external market conditions, and pay equity among the officer and senior manager team.

Consistent with prior years, we designed our 2013 executive compensation program to provide fixed compensation (base salary) to promote retention of our executives and to provide at-risk compensation (short-term and long-term incentive compensation) to help ensure focus on operational and financial performance for the benefit of our company, our shareholders, and our other stakeholders. Our short-term incentive compensation is paid in cash, if earned, based on single-year performance. Our long-term incentive compensation is paid in IDACORP common stock, if earned, based on performance over a three-year period. The allocation of the target direct compensation (base salary plus short-term and long-term incentive compensation at the target payout level) mix for 2013 is illustrated below.

We set rigorous performance goals for our short- and long-term incentive compensation programs to assure that payouts are only earned upon positive performance. The nature of the 2013 performance goals and their respective weightings for our short- and long-term incentive compensation were unchanged from 2012 and are illustrated in the charts that follow (“CEPS” refers to cumulative earnings per share and “TSR” refers to relative total shareholder return).

Short-term Incentive (One Year)	Long-term Incentive (Three Year)

Customer Satisfaction 15%
Service Reliability 15%
Consolidated Net Income 70%

By using metrics tied to both operational and financial performance, as shown in the charts above, our executives’ annual compensation can vary considerably depending on our actual performance in any period. This is what we refer to as the “at risk” component of our executives’ compensation.
Each year our compensation committee reviews and establishes a threshold, target, and maximum performance level for each of our short- and long-term incentive plan goals. The compensation committee seeks to establish performance levels that assure the goals properly reflect our performance, are realistic enough to be achievable, and are difficult enough to incentivize outstanding performance. The compensation committee has adjusted the required performance levels for our incentive plan goals over time to encourage continuous performance improvement. For our two short-term incentive operational goals of customer satisfaction and service reliability, through 2013 we have either maintained or increased the target performance levels each year since the operational goals were first adopted in 2006. For our short-term incentive financial goal of consolidated net income (net income attributable to IDACORP), we have increased the target performance level significantly, from a target of $82 million in 2007 to $165 million in 2013. For our long-term incentive goal of CEPS, we have also increased the target performance level significantly, from $6.20 for the 2007-2009 performance period to $10.00 for the 2013-2015 performance period. Our other long-term incentive goal, TSR, is a relative goal and thus we have not increased the target performance level for that goal, which for 2013 grants continued to require 55th percentile performance versus our total shareholder return comparison group in order to be earned at target.
We have needed to significantly increase our net income over the past five years to reach the increasing short- and long-term incentive goals established by our compensation committee. And, in fact, our net income has increased every year over the past five years, from $126.4 million for 2009 (as adjusted following adoption of Accounting Standards Update No. 2014-01 in 2013) to $182.4 million for 2013.
Summary of Our NEOs’ Total Target Direct Compensation Compared to Our Peers’ NEOs
As a component of establishing our NEOs’ compensation, we do considerable market benchmarking through our annual market compensation analysis. The total target direct compensation (base salary plus target short- and long-term incentive compensation) of our NEOs for 2013, compared to the 2012 median total target direct compensation of each of the three designated data sets we used for benchmarking our NEO’s 2013 compensation, is summarized in the table that follows.

Executive	2013 Total Target Direct Compensation	Median Total Target Direct Compensation (TTDC)[1]			Percent Deviation – 2013 NEO TTDC to 2012 Survey Data[1] TTDC
		Peer Group[2]	IOU Survey Data[2]	General Industry Survey Data[2]	Peer Group[2]	IOU Survey Data[2]	General Industry Survey Data[2]
Mr. Keen	$2,252,250	$2,379,500	$2,495,500	$3,522,500	(5.3)%	(9.7)%	(36.6)%
Mr. Anderson – CEO Role	$1,375,000	$2,379,500	$2,495,500	$3,522,500	(42.2)%	(44.9)%	(61.0)%
Mr. Anderson – CFO Role		$950,000	$961,000	$1,247,000	44.7%	43.1%	10.3%
Mr. Minor	$1,045,500	$1,094,500	$1,110,500	$1,693,500	(4.5)%	(5.9)%	(38.3)%
Mr. Blackburn	$688,000	$664,500	$698,000	$874,500	3.5%	(1.4)%	(21.3)%
Ms. Grow	$602,000	No data	$487,000	No data	No data	23.6%	No data

1
  Increased 3% to reflect projected compensation at January 1, 2013.
2
  Descriptions of the Peer Group, IOU Survey Data, and General Industry Survey Data sets are included below.
While we rely on more than our market compensation analysis to establish compensation levels, historically we have targeted a range of target direct compensation for our executive officers of 85 percent to 115 percent of the market median (based on designated data sets) for each executive officer position. The median compensation for each of the three data sets (and a particular element of compensation) used for 2013 compensation decisions varies significantly. For one data set an officer’s compensation may be inside the target range but for another data set outside the target range. The compensation committee uses its discretion in assessing the market data. The compensation committee may set compensation levels above or below the range depending on the data set used for comparison, as well as based on the experience, responsibility, and performance of the particular executive officer.
Our Compensation Philosophy and Policy
Compensation decisions for our executive officers, including our NEOs, are made in the context of our overall compensation philosophy. Our executive compensation philosophy is to provide balanced and competitive compensation to our executive officers to ensure that we are able to attract and retain high-quality executive officers, and to motivate our executive officers to achieve performance goals that will benefit our shareholders and customers and contribute to the long-term success and stability of our business without excessive risk-taking. Our board of directors adopted a formal executive compensation policy in January 2007, upon the recommendation of the compensation committee, and the compensation committee reviews the policy annually. The policy includes the following compensation-related objectives:

•
  manage officer compensation as an investment with the expectation that officers will contribute to our overall success;
•
  recognize officers for their demonstrated ability to perform their responsibilities and create long-term shareholder value;
•
  be competitive with respect to those companies in the markets in which we compete to attract and retain the qualified executives necessary for long-term success;
•
  be fair from an internal pay equity perspective;
•
  ensure effective utilization and development of talent by working in concert with other management processes, such as performance appraisal, management succession planning, and management development; and
•
  balance total compensation with our ability to pay.
Components of Our Executive Compensation
Compensation for our executive officers is comprised of the following elements:

Base Salary
Base salary consists of fixed cash payments. We pay base salaries in order to provide our executive officers with sufficient regularly paid income and to secure officers with the knowledge, skills, and abilities necessary to successfully execute their job duties and responsibilities. Base salary is not based on or adjusted pursuant to pre-determined numeric enterprise performance goals, but rather is based on or adjusted pursuant to a series of factors related to competitiveness of the base salary and the officer’s position, experience, and individual and company performance.

Short-Term Incentive Compensation
Short-term incentive compensation under our Executive Incentive Plan is based on annual performance goals and is intended to encourage and reward short-term financial and operational performance results. We provide executive officers the opportunity to earn cash-based short-term incentives in order to be competitive from a total compensation standpoint and to ensure focus on annual financial, operational, and customer service goals.

Long-Term Incentive Compensation
Long-term incentive compensation is intended to encourage and reward long-term performance and promote retention, and is based on performance goals achievable over a period of years. We grant executive officers the opportunity to earn stock-based long-term compensation in order to be competitive from a total compensation standpoint, to ensure focus on long-term financial goals, to recognize future performance, and to maximize shareholder value by aligning our executive officers’ interests with shareholder interests.

Health and Welfare Benefits
We make available general employee benefits for medical, dental, and vision insurance, and disability coverage to employees, including our NEOs. Our NEOs are also eligible to participate in an executive physical program, which provides executive management employees access to a comprehensive physical exam.

Post-Termination Benefits
We offer two tax-qualified retirement plans, including a 401(k) plan, to provide retirement savings opportunities. Both of these plans are available to most employees. Our NEOs are also entitled to benefits under our Security Plan for Senior Management Employees. We believe the retirement benefits we provide encourage our executive officers to make long-term commitments to our company and serve as an important retention tool. Benefits under our retirement benefit plans (including our defined benefit pension plan) increase with an employee’s period of service and earnings and, with respect to the pension plan and Security Plan for Senior Management Employees, are not portable. We also have change in control severance agreements with each of our NEOs. We believe the change in control severance agreements promote retention during periods of uncertainty. Details and specific amounts and calculations of retirement benefits and change in control arrangements for our NEOs are set forth below under “Post-Termination Compensation Programs” and in the compensation tables provided later in this proxy statement.

Other Benefits	Other benefits include an Executive Deferred Compensation Plan and limited perquisites. We believe these other benefits, though limited, are important in recruiting and retaining executive talent.

Role of the Compensation Consultant and Management in Establishing Executive Compensation
The compensation committee, our compensation consultant, and management all participate in the process of setting executive compensation. The compensation committee has primary responsibility for determining the compensation provided to our executive officers. The compensation committee receives information and advice from its compensation consultant and from management to make its determinations of executive officer compensation, which the committee then recommends to the full board of directors for approval.
The compensation committee retained Pay Governance for advice regarding executive officer compensation for 2013, primarily to provide the compensation committee with general compensation market information and trends, to review the structure of our compensation programs, and to provide insight and analysis to the compensation committee at committee meetings. During 2013, Pay Governance did not provide services to us beyond its advice regarding executive officer and director compensation. In connection with its retention of Pay Governance as an advisor, the compensation committee assessed the independence of the compensation consultant and determined that the compensation consultant was independent. In September 2012, and again in January 2013 (and also in January 2014) in connection with the execution of engagement agreements, the compensation committee also evaluated whether the work to be performed by Pay Governance would raise any conflicts of interest, and determined that no such conflicts of interest existed.
Our executive officers are also involved in the process of reviewing executive compensation. Mr. Keen, Mr. Anderson, our vice president of human resources, and our corporate secretary regularly attend compensation committee meetings. Mr. Keen and several of our executive and senior vice presidents review and comment on the market compensation data provided by our human resources department, including the make-up of the Peer Group, IOU Survey Data set, and General Industry Survey Data set and the description of comparable officer positions. Mr. Keen and the other participating executive and senior vice presidents utilize the competitive market data, along with other factors related to an executive officer’s position, experience, and individual performance, to develop proposed compensation levels for those executive vice presidents, senior vice presidents, or vice presidents that report to them. Our executive officers also review and recommend performance goals and goal weightings for our short-term and long-term incentive plans. Mr. Anderson presents these compensation proposals to the compensation committee, which reviews and may modify the proposals before approving them. Mr. Keen is not involved in the review of his own compensation, though he does prepare and deliver a self-evaluation to the compensation committee, and performs and delivers to the compensation committee an evaluation of the performance of other executive officers.
The Process, Data, and Metrics We Use for Establishing Executive Compensation
Consistent with prior years, our 2013 executive compensation decisions were made in the following four steps:
(1)
  conduct a general review of the components of executive compensation and industry practices and consider potential changes;
(2)
  analyze peer groups and market data to assess competitiveness of compensation and consider potential changes; for 2013, we reconfigured our peer group and how we review market data;
(3)
  review total compensation structure, internal pay equity analysis, and the allocation of various forms of compensation; and
(4)
  review organizational results and individual executive officer performance, responsibility, and experience to determine compensation levels and opportunities for each executive officer.
Market Compensation Data and Analysis
We believe that market compensation information is important because it provides an indication of the levels of compensation that are needed to enable us to remain competitive with other companies in attracting and retaining executive officers. An individual executive officer’s compensation may be positioned above or below the market level for his or her position, depending on his or her level of experience, responsibility, and performance. The compensation committee uses its judgment and Mr. Keen’s performance feedback in assessing experience, responsibility, and performance in determining where an executive officer’s compensation should align relative to the market level.
In April 2012, the compensation committee began a process to reshape the approach we use for market comparisons. A significant component of that exercise was the reformulation of the peer groups we use for assessing the competitiveness of our executive compensation. The compensation committee sought to create new competitive market definitions, assisted by Pay Governance and our management, based on the following factors:

✓
  Breadth – include companies that are philosophically relevant
✓
  Nature and complexity of the business – take into account each company’s portfolio and markets
✓
  Scope – reflect an appropriate range of revenues and market capitalization
✓
  Ease of administration – ensure availability of valid and reliable data (e.g., SEC filings)
✓
  Size – include a sufficient number of companies to provide robust data and mitigate volatility
Based on its review, in November 2012 the compensation committee adopted a new set of market reference points for purposes of the market compensation analysis to be used for 2013 compensation determinations. The compensation committee also adopted a new format and method for analyzing the market data and comparing our executive officers’ compensation to that of the market reference points.
Consistent with historical practice, the market compensation analysis provides a market compensation range for each of our executive officer positions for base salary, short-term incentive compensation, and long-term incentive compensation, and for combinations of these three elements, based on compensation provided to officers in similar positions at peer group companies. While for 2012 compensation determinations the compensation committee reviewed survey data for two sets of peer groups (an energy services and general industry group), for 2013 compensation determinations the compensation committee reviewed survey data for three sets of companies, described below. Additionally, rather than weighting and blending the market data points to obtain a view of the median compensation of officers at those peers like it did for 2012 compensation purposes, for 2013 the compensation committee reviewed the elements of each officer’s compensation relative to the median for each element for each of the data sets separately. It then determined whether each element of compensation, and the total target direct compensation, were below range, within the desired range (85% to 115% of the median of each data set), or above the range for each officer for each separate data set. This approach allowed the compensation committee an opportunity to better gauge competitiveness of compensation against three separate data sets, as opposed to against a blended median.
The two sources of market compensation data used to prepare the market compensation analysis for our 2013 executive officer compensation were:
•
  Private Survey Data Sources: Towers Watson’s 2012 annual private survey of corporate executive compensation, with the following subsets of companies:

Peer Group
comprised of what the compensation committee determined were comparable utilities; these were the same companies we use for the public survey data source, listed below; the compensation committee anticipates reviewing the composition of the custom peer group annually

IOU Survey Data	comprised of all participating investor-owned utilities, regressed to $1.5 billion in annual revenues
General Industry Survey Data	comprised of all participating general industry companies, regressed to $1.5 billion in annual revenues

•
  Public Survey Data Source: 2012 public proxy statement compensation data from a designated peer group of companies, listed below (for 2013, the same companies were included in the Peer Group).
The names of the companies included in the IOU Survey Data set and the General Industry Survey Data set are listed in Appendix A to this proxy statement. Our management and the compensation committee worked together in developing and approving the Peer Group. The companies in the Peer Group and used for our survey and public proxy data included the following:*

Avista Corp.	Northwestern Corp	UIL Holdings Corporation
Black Hills Corporation	NV Energy, Inc.	UniSource Energy Corp.
Cleco Corporation	PNM Resources, Inc.	Vectren Corporation
El Paso Electric Co.	Portland General Electric Co.	Westar Energy, Inc.
Great Plains Energy Inc.	Questar Corporation
Northwest Natural Gas Co.	Southwest Gas Corporation

*The following companies were added to the public survey data for 2013: Black Hills Corporation, Northwestern Corp, Southwest Gas Corporation, UIL Holdings Corporation, and Vectren Corporation. The following companies included in the public survey data for 2012 were not included for 2013: Coldwater Creek Inc., Columbia Sportswear Co., Micron Technology Inc., Nautilus Inc., Nu Skin Enterprises Inc., Plum Creek Timber Co. Inc., Schnitzer Steel Industries Inc., Sky West Inc., DPL Inc., and Empire District Electric Co.

Because the public proxy compensation data is not nearly as broad or detailed as the private survey data, the compensation committee used the public proxy compensation data as a secondary data source to provide general confirmation of the compensation levels for our NEOs. The compensation committee’s primary information source in assessing competitive compensation levels was the more comprehensive private survey compensation data.
For purposes of compiling the market compensation information, each NEO’s role is matched to a comparable position at the peer companies, and the compensation for that comparable position is included in the data set. For purposes of determining 2013 compensation, as it relates to peer comparisons the compensation committee made the following two notable observations:
•
  Mr. Anderson’s role during 2013 was to include responsibilities typical of both the CEO and CFO position at comparable companies. Accordingly, the compensation committee reviewed Mr. Anderson’s compensation against that of both the CEO and CFO positions at the Peer Group, IOU Survey Data set, and General Industry Survey Data set, and both have been included where applicable in the tables below in this section.
•
  We believe that Ms. Grow’s oversight responsibility and areas of focus are broader than those of persons with similar titles at many of the companies included in the Peer Group and IOU Survey Data set. The compensation committee took this into consideration when evaluating her compensation against those of her peers.
Review of Total Compensation Structure and Internal Pay Ratios
Each year, the compensation committee reviews the total compensation structure for each NEO. As in prior years, the compensation committee began this process for 2013 compensation decisions with a review of the compensation elements set forth in the Summary Compensation Table and other compensation disclosures from the previous year’s proxy statement. The compensation committee also reviewed an internal pay equity analysis presented by our management, which showed the following ratios for internal pay equity based on proposed (as of the date of the review) 2013 target direct compensation amounts:

Officer Comparison Set	Internal Pay Ratio – 2013 Total Target Direct Compensation
CEO to executive and senior vice presidents	2.61x
CEO to pay grade S-3 and higher senior managers	9.61x
CEO to all senior managers	11.83x

The review of our executive officers' levels of historical compensation, potential termination and retirement benefits, internal equity, and IDACORP stock ownership help the compensation committee determine whether the compensation committee should adjust an executive officer’s target direct compensation. The compensation committee also reviews the mix of compensation of our executive officers against the structure and mix of compensation of our peers, information about which is provided in connection with the market studies described above. Based on these reviews, the compensation committee determined that no changes to the overall structure of our compensation programs or the forms of compensation payable to our executive officers for 2013 were necessary. In making this determination, the compensation committee relied on its subjective judgment.
Allocation of Compensation – Policy to Emphasize At-Risk Compensation
Our executive compensation policy provides that various elements of our compensation for executive officers should generally target the following ranges:

Element of Executive Officers’ Compensation	Percent of Total Target Direct Compensation
Cash Compensation (Base Salary and Short-Term Incentive Compensation at Target)	55-80%
Short-term Incentive Compensation at Target	15-25%
Long-term Incentive Compensation at Target	20-50%
Short- and Long-Term Incentive Compensation Combined at Target	35-75%

This structure is intended to provide the appropriate balance between at-risk compensation tied to executive and corporate performance and base salary to promote executive retention. We also apply a policy that provides that the higher the executive officer’s position, the greater the emphasis on long-term results and, therefore, on equity-based compensation. Accordingly, our CEO’s compensation is typically weighted more heavily toward long-term incentive compensation in the form of stock grants compared to our other executive officers’ compensation.

We believe that combined short- and long-term incentive compensation comprising 35 percent to 75 percent of total target compensation is appropriate because:
•
  our executive officers are in positions to drive, and therefore bear high levels of responsibility for, our corporate performance;
•
  incentive compensation is at-risk and dependent upon our performance and continued employment of the executive officer; and
•
  making a significant amount of our executive officers' target compensation contingent upon results that are beneficial to shareholders helps ensure focus on goals that are aligned with our overall strategy.
We believe that our executive compensation structure is well balanced in addressing our compensation objectives. In particular, base salary and severance/retirement benefits provide competitive income security for our executives, and short- and long-term incentive awards provide additional compensation opportunities for achieving outstanding performance and motivation for our executive officers to achieve our operational and financial goals. We also believe that our executive compensation structure is meeting our fundamental compensation objectives of attracting and retaining qualified executives and motivating those executives to achieve key performance goals for the benefit of our customers and shareholders. We believe that retaining officers over the long term has helped us to establish a cohesive executive team that takes a long-term view and has delivered superior results for our shareholders and customers.
Individual Executive Officer Performance Criteria and Evaluation
After the compensation committee reviews the market compensation data and has considered the structure and proper allocation of compensation, it reviews each executive officer’s level of experience and time in the role, responsibility, and individual performance to determine what the executive officer’s base salary and target incentive compensation should be relative to the compensation of peers, keeping in mind the 85 percent to 115 percent target total direct compensation range and the allocation of compensation outlined by our executive compensation policy as described above. For the review of Mr. Keen’s performance, each of our directors completes an annual written evaluation, which addresses strengths, achievements, opportunities for improvement, and other attributes of Mr. Keen’s performance, the results of which are discussed by the full board of directors. This evaluation covers the fourteen attributes in the table that follows.

Strategic Capability	Leadership	Performance
Vision – builds and articulates a shared vision	Character – committed to personal and business values and serves as a trusted example	Financial – financial performance meets or exceeds plan and is competitive relative to industry peers
Strategy – develops a sound, long-term strategy	Temperament – emotionally stable and mature in the use of power	Relationships – builds and maintains relationships with key stakeholders
Implementation – ensures successful implementation; makes timely adjustments when external conditions change	Insight – understands own strengths and weaknesses and is sensitive to the needs of others	Leadership – dynamic, decisive, strong confidence in self and others; demonstrates personal sacrifice, determination, and courage
Courage – handles adversity and makes the tough calls when necessary	Operational – establishes performance standards and clearly defines expectations
Charisma – paints an exciting picture of change; sets the pace of change and orchestrates it well	Succession – develops and enables a talented team
Compliance – establishes strong auditing and internal controls and fosters a culture of ethical behavior

For other executive officer reviews, Mr. Keen provides to the compensation committee an evaluation of each executive officer’s accomplishments during the year and overall performance under the following primary categories:

• financial strength	• customer satisfaction
• operational excellence	• safe, engaged, and effective employees

In addition, each executive officer, including Mr. Keen, is evaluated against the following eight competencies:

• establishing strategic direction	• operational decision making	• driving for results
• building organizational talent	• business acumen	• developing strategic relationships
• customer orientation	• leadership

While the general factors used for evaluation are the same, the evaluation of each of our executive officers under each category involves a review of more specific factors relevant to that officer’s position. For instance, in connection with its evaluation of the “operational decision making” competency for an officer involved in Idaho Power’s power supply operations, the compensation committee may take into consideration progress on Idaho Power’s environmental stewardship initiatives, maintenance of Idaho Power’s hydroelectric generation base, improvements in compliance programs, and the matching of Idaho Power’s loads with its resources. These sub-factors considered by the compensation committee vary based on the specific functions and responsibilities of each executive officer. Each executive officer must also generate specific performance goals for each year, which the compensation committee reviews and evaluates in connection with its compensation decisions.
2013 NEO Performance Evaluation Results
In connection with its annual evaluation of our NEOs’ performance, the compensation committee identified the following non-exclusive contributions and accomplishments during 2012 that were relevant to establishing the NEOs’ base salaries and incentive compensation opportunities for 2013:

Mr. Keen
The board of directors and the compensation committee found that Mr. Keen provided continued strong leadership during a period of transition to new senior leadership. The board of directors also acknowledged his nearly 40 years of service to our company and the value of his broad experience to the enterprise as a whole and to our existing executive leadership. The compensation committee noted our company’s positive financial performance for 2012, active management of the budget, enhanced emphasis on our company’s safety culture, and enhancement of the compliance organization.

Mr. Anderson
In November 2011, Mr. Anderson was promoted to president and CFO of Idaho Power, from his previous position as executive vice president of administrative services and CFO. As a result of his promotion at Idaho Power, his duties and responsibilities were expanded. In accordance with our succession planning initiative, Mr. Anderson undertook responsibilities relating to long-term strategy while ensuring sound financial stewardship. The compensation committee noted the positive financial performance of our company and Mr. Anderson’s responsibility for financial stewardship of capital and operating expenditures that balanced the impacts on customers, shareowners, and employees in an uncertain economic environment. He also made significant contributions to the enhancement of our company’s safety culture and compliance initiatives, actively participated in industry activities, and made substantial contributions to long-term strategy.

Mr. Minor
In November 2011, Mr. Minor was promoted to the role of executive vice president and chief operating officer of Idaho Power, from his previous position as executive vice president – operations of Idaho Power. Mr. Minor’s accomplishments during 2012 in that new role included successful conclusion of a number of operating initiatives, including those relating to Idaho Power’s significant transmission projects, compliance efforts, a significant technology implementation, system reliability, safety, and new infrastructure projects.

Mr. Blackburn
When evaluating Mr. Blackburn’s 2013 compensation, the compensation committee noted several accomplishments during 2012, including his continued progress in reducing the legal department’s costs, orchestrating and providing legal support for a number of significant events and initiatives, overseeing several significant regulatory efforts, and working to improve our company’s compliance processes and oversight and management of risk. The compensation committee also noted that he had significantly improved the delivery of legal services to our company through strategic hiring and promotion in the legal department.
Ms. Grow
In connection with determining Ms. Grow’s 2013 compensation, the compensation committee noted that she had been responsible for not only completing her 2012 initiatives, but also for managing the day-to-day operations of a broad spectrum of Idaho Power’s business. She successfully led the transition from construction to commercial operation of Idaho Power’s Langley Gulch power plant, and was responsible for a collaborative process relating to power supply, reorganization of Idaho Power’s load-serving and merchant organizations, and cost cutting initiatives. The power supply organization that she leads also achieved 1 million hours without a lost-time accident in 2012.

Consideration of the Results of the Shareholder Advisory Votes on Executive Compensation
Our retention of the same general compensation program design in recent years has been influenced in part by the voice of our shareholders, as indicated by the results of the say-on-pay vote at the 2011 and 2012 annual meetings of shareholders. At those meetings, and again at the 2013 annual meeting, approximately 95 percent of votes cast were cast in favor of our executive compensation program. The consistent voting results we received in those years was an important indicator to management, the compensation committee, and the board of directors regarding investor sentiment about our executive compensation philosophy, policies, and practices. As a result, we have continued to emphasize pay for performance alignment, and our 2013 compensation program continued to reflect this philosophy.
Impact of Tax and Accounting Treatment on Compensation Decisions
The compensation committee may consider the impact of tax and/or accounting treatment in determining compensation, but we may pay compensation to our executive officers that is not deductible. Section 162(m) of the Internal Revenue Code places a limit of $1,000,000 on the amount of compensation paid to certain officers that we may deduct as a business expense in any tax year unless, among other things, the compensation qualifies as performance-based compensation, as that term is used in Section 162(m). Generally, stock options, performance-based shares, and short-term incentive awards are structured to be deductible for purposes of Section 162(m); time-vesting restricted stock awards are not structured to be deductible for purposes of Section 162(m). At the annual meeting of shareholders held on May 20, 2010, the shareholders approved the amended IDACORP Executive Incentive Plan (for short-term incentive compensation) and re-approved the material terms of the performance goals under the IDACORP 2000 Long-Term Incentive and Compensation Plan (for long-term incentive compensation) to permit awards granted under the plans to qualify as performance-based compensation under Section 162(m), for compensation under those plans that we intend to be deductible for purposes of Section 162(m).
Section 409A of the Internal Revenue Code imposes additional income taxes for certain types of deferred compensation if the deferral does not comply with Section 409A. We administer our compensation plans and arrangements affected by Section 409A with the objective of not triggering any additional income taxes under Section 409A.

2013 Named Executive Officer Compensation
Base Salary
As discussed above, the compensation committee reviewed the base salary market data from the market compensation analysis, including a comparison of each NEO’s current base salary with the median from each of the three data sets for that position (where data was available). As a component of determining appropriate 2013 compensation levels, the compensation committee also reviewed the 2012 performance evaluations for each NEO and the company’s overall performance during 2012. Based on its review and analysis of this information, in January 2013 the compensation committee recommended, and the board of directors approved, the following NEO base salaries for 2013:

			Market Data Median Base Salary ($)
Executive	2013 Base Salary ($)	% Increase from 2012 Base Salary[1] (%)	Peer Group	IOU Survey Data	General Industry Survey Data
Mr. Keen	715,000	6%	693,000	708,000	845,500
Mr. Anderson –	500,000	19%
CEO Comparison:			693,000	708,000	845,500
CFO Comparison:			379,000	381,000	440,000
Mr. Minor	410,000	6%	430,500	419,500	531,000
Mr. Blackburn	320,000	7%	292,000	312,000	361,500
Ms. Grow	280,000	8%	No data	250,000	No data

1
  Represents the increase relative to the amount of annual base salary in effect as of year-end 2012.
The notable increase in Mr. Anderson’s base salary resulted in large part from his then in-process transition to the CEO position at Idaho Power. In January 2012, Mr. Anderson was appointed as Idaho Power’s President and CFO, in connection with a succession planning initiative under which he would ultimately succeed to the President and CEO role at Idaho Power, which occurred on January 1, 2014. Given the role and responsibilities he assumed during the transition, the compensation committee reviewed his compensation against both the CEO position and the CFO position of the Peer Group, IOU Survey Data set, and General Industry Survey Data set, and established his 2013 base salary at what the compensation committee viewed as a reasonable level between the CEO and CFO roles, while taking into account the various other factors that informed the committee’s compensation decisions.
Short-Term Incentive Compensation
For 2013, the compensation committee retained the same short-term incentive goals as were used in 2012, described below. The compensation committee determined that operational goals of customer satisfaction and network reliability and the financial goal of IDACORP consolidated net income provide effective measures of the overall performance of our company for compensation purposes. The compensation committee also retained the same weightings for the incentive goals as in 2012 – 15 percent for customer satisfaction, 15 percent for network reliability, and 70 percent for consolidated net income. Following is a more detailed description of the 2013 short-term incentive performance goals:
•
  Customer Satisfaction – The customer satisfaction goal focuses on our relationship with and service to our customers. We measure customer satisfaction by quarterly surveys conducted by an independent survey firm. The customer relationship index details our performance through the eyes of the customer and was based on a rolling four-quarter average for the 2013 calendar year. The survey data covered five specific performance qualities: overall satisfaction, quality, value, advocacy, and loyalty.
•
  Network Reliability – The network reliability goal is intended to focus executive officers on Idaho Power’s system reliability and its impact on the company’s relationship with its customers. We measure this goal by the number of interruptions greater than five minutes in duration experienced by Idaho Power’s small and large general service customers. The goal also includes a hurdle of no more than 10 percent of small and large general service customers being subjected to more than six interruptions during the 2013 calendar year. If this hurdle is not met, we will not make a payout for this goal.
•
  Consolidated Net Income – Our compensation committee believes that the IDACORP consolidated net income goal provides the most important overall measure of our financial performance, and thus the compensation committee gave it the greatest weighting. This goal aligns management and shareholder interests by motivating our executive officers to increase earnings for the benefit of shareholders.

After determining the nature of the 2013 performance goals, the compensation committee set the specific performance targets for each goal, based on three levels of performance: threshold, target, and maximum. To incentivize continuous improvement, for 2013 the compensation committee increased the network reliability performance target and the consolidated net income performance target, based on a review of forecast financial and operational information. The table below shows the specific threshold, target, and maximum performance targets for each short-term incentive performance goal and the qualifying payout multiplier for each target. We use linear interpolation for achievement between the levels specified. The short-term cash incentive award opportunities are calculated by multiplying base salary by the product of the approved incentive percentage and the qualifying multiplier for each goal. The table also shows the actual 2013 performance results for all three performance goals. The Executive Incentive Plan under which the short-term awards are made to executives does not permit the payment of awards if there is no payment of awards under the employee incentive plan (which uses the same metrics and performance levels) or if IDACORP does not have net income sufficient to pay dividends on its common stock. Neither of these restrictions applied for 2013.

	IDACORP Short-Term Incentive Metrics
Performance Goal	Performance Levels		Qualifying Multiplier	2013 Actual Results
Customer Satisfaction – Customer Relations Index Score	Threshold:	81.5%	7.5%
	Target:	82.5%	15.0%	81.45%
	Maximum:	84.0%	30.0%
Network Reliability – Number of Outage Incidents	Threshold:	<1.9	7.5%
	Target:	<1.6	15.0%	1.45
	Maximum:	<1.3	30.0%
IDACORP 2013 Consolidated Net Income (in millions)	Threshold:	$155	35.0%
	Target:	$165	70.0%	$182.4
	Maximum:	$180	140.0%

Once the compensation committee established the performance levels and qualifying multipliers for the short-term incentive award design, it then determined the target award amount for each NEO and the threshold required to receive an award, as well as a maximum amount of award, based on a percentage of base salary. The table below shows the 2013 short-term incentive award opportunities for the NEOs recommended by the compensation committee and approved by the board of directors, the median target award opportunity for each of the three data sets (where data is available), and the 2013 short-term incentive awards earned by our NEOs based on 2013 actual performance results.

		IDACORP Short-Term Incentive Award Opportunity Levels			Market Data Median Target Short-Term Incentive Award Opportunity
Executive		Threshold[1]	Target[1]	Maximum[1]	Peer Group	IOU Survey Data	General Industry Survey Data	2013 Award Earned
Mr. Keen	% of Base Salary:	40.0%	80%	160%	70%	80%	100%	$930,930
	Dollar Amount:	$286,000	$572,000	$1,144,000	$485,100	$566,400	$845,500
Mr. Anderson	% of Base Salary:	32.5%	65%	130%				$528,938
	CEO Comparison:				70%	80%	100%
	CFO Comparison:				45%	50%	65%
	Dollar Amount:	$162,500	$325,000	$650,000
	CEO Comparison:				$485,100	$566,400	$845,500
	CFO Comparison:				$170,550	$190,500	$286,000
Mr. Minor	% of Base Salary:	27.5%	55%	110%	30%	55%	70%	$367,001
	Dollar Amount:	$112,750	$225,500	$451,000	$129,150	$230,725	$371,700
Mr. Blackburn	% of Base Salary:	22.5%	45%	90%	45%	45%	55%	$234,360
	Dollar Amount:	$72,000	$144,000	$288,000	$131,400	$140,400	$198,825
Ms. Grow	% of Base Salary:	22.5%	45%	90%	No data	30%	No data	$205,065
	Dollar Amount:	$63,000	$126,000	$252,000	No data	$75,000	No data

1
  The percentage shown represents the percent of base salary to be awarded, assuming achievement of the relevant performance level.

Based on its review of market compensation and individual NEO performance, for 2013 the compensation committee left unchanged relative to 2012 the percentage of base salary payable as short-term incentive at the threshold, target, and maximum award opportunity levels.
Long-Term Incentive Compensation
Our 2013 long-term incentive awards were allocated as follows:
•
  time-vesting restricted stock, with a vesting date of January 1, 2016, representing one-third of the awards; and
•
  performance-based shares with a three-year performance period of 2013-2015, representing two-thirds of the awards.
Consistent with our historical practice, the compensation committee recommended, and the board of directors approved, the 2013 long-term incentive grants at their February 2013 meetings, which occurred after we released our 2012 full year earnings. Following is a more detailed description of the time-vesting restricted stock and performance-based shares that comprise the long-term incentive grants.
Time-Vesting Restricted Stock:
The time-vesting restricted stock awards made to our NEOs in 2013 will cliff vest in January 2016, as long as the NEO remains employed by us throughout the restriction period. The NEOs receive dividends on the stock during the restriction period, since the officer is assured of vesting in the stock as long as he or she remains employed by the company. The restricted stock and dividend payments provide a strong incentive for the officer to continue working for us for the entire three-year restriction period. Because the restricted stock is intended to serve as a retention tool, the compensation committee decided to use cliff vesting, rather than ratable vesting. However, if the NEO’s employment terminates before the vesting date, subject to board approval, the officer may receive a pro-rated payout, depending on the reason for or circumstances surrounding the termination.
Performance-Based Shares:
Performance-based shares are based entirely on our financial performance over a three-year performance period and may be earned at 0% – 150% of target, but will not be earned at any level if our minimum performance goals are not met at the end of the performance period. For example, all performance-based shares for the performance periods ending in the years 2003, 2004, and 2005 were forfeited. Dividends on the performance-based shares are not paid to our NEOs during the performance period. Instead, they are paid at the end of the performance period only on performance-based shares that are actually earned, if any.
The performance-based shares granted in February 2013 may be earned by the NEOs based on performance against two financial measures over the 2013-2015 performance period. The two equally weighted performance measures, which we believe represent key measures of performance for the benefit of our shareholders and align our executive officers' management efforts with our shareholders' performance objectives, are CEPS and TSR. The CEPS levels are indicative of management performance, as this goal relates to revenue enhancement and cost containment. Relative TSR is determined by our common stock price change and dividends paid over a three-year performance period compared to that achieved by a comparison group of companies over the same three-year period. For 2013 grants, we used the EEI Index of U.S. Shareholder-Owned Electric Utilities as the TSR comparison group. We compare our TSR with these companies' TSRs on a percentile basis. For example, if our TSR falls exactly in the middle of the TSR of the comparison companies, we would rank at the 50th percentile of the comparison group.

The CEPS performance levels for the 2013-2015 performance period are as follows:
−Threshold: $9.25
−Target: $10.00
−Maximum: $11.00

The TSR performance levels for the 2013-2015 performance period are as follows:
−Threshold: 35th percentile
−Target: 55th percentile
−Maximum: 75th percentile

The compensation committee increased the CEPS performance levels for 2013 compared to the levels approved in 2012 based on its assessment of our potential performance and to motivate our NEOs to drive company performance.

The table that follows shows the long-term incentive award opportunities recommended by the compensation committee and approved by the board of directors for 2013 for each NEO, as well as the median target award opportunity level for each of the three data sets (where data is available). We use linear interpolation for achievement within the levels specified.

	IDACORP Long-Term Incentive Compensation Component					Market Data Median Target Long-Term Incentive Award Opportunity Levels (% and $)
Executive	Time-Vesting Restricted Stock (Percent of Base Salary)	Performance-Based Shares (CEPS and TSR) (Percent of Base Salary)		Approximate Total Long-Term Incentive Award (Based on 2013 Base Salary)		Peer Group	IOU Survey Data	General Industry Survey Data
Mr. Keen	45%	Threshold:	45.0%	Threshold:	$643,500
		Target:	90.0%	Target:	$965,250	175%	170%	220%
		Maximum:	135.0%	Maximum:	$1,287,000	$1,212,750	$1,203,600	$1,860,100
Mr. Anderson	36.7%	Threshold:	36.7%	Threshold:	$366,667	CEO Role:
		Target:	73.3%	Target:	$550,000	175%	170%	220%
		Maximum:	110.0%	Maximum:	$733,333	$1,212,750	$1,203,600	$1,860,100
						CFO Role:
						105%	100%	120%
						$397,950	$381,000	$528,000
Mr. Minor	33.3%	Threshold:	33.3%	Threshold:	$273,333
		Target:	66.7%	Target:	$410,000	125%	110%	150%
		Maximum:	100.0%	Maximum:	$546,667	$538,125	$461,450	$796,500
Mr. Blackburn	23.3%	Threshold:	23.3%	Threshold:	$149,333
		Target:	46.7%	Target:	$224,000	85%	80%	85%
		Maximum:	70.0%	Maximum:	$298,667	$248,200	$249,600	$307,275
Ms. Grow	23.3%	Threshold:	23.3%	Threshold:	$130,667
		Target:	46.7%	Target:	$196,000	No data	65%	No data
		Maximum:	70.0%	Maximum:	$261,333	No data	$162,500	No data

As with base salary and short-term incentive opportunities, the compensation committee established the 2013 long-term incentive opportunities based on its review of the market compensation analysis and individual executive officer experience and both individual and company performance. Following its review, the compensation committee determined not to change the target long-term incentive award opportunities for any NEOs compared to the target level for 2012.
Payment of 2010-2012 and 2011-2013 Performance-Based Shares
The performance-based shares granted for the 2010 to 2012 performance period were paid at 107.5 percent of target on February 22, 2013, based on our CEPS of $9.69 and our relative TSR at the 41st percentile. The table that follows lists (1) the target performance-based restricted stock awards granted, (2) the shares issued, and (3) the dividend equivalents earned.

Executive	Awards Granted on February 26, 2010 (#)	Shares Issued on February 22, 2013 (#)	Dividend Equivalents ($)
Mr. Keen	16,894	18,162	75,372
Mr. Anderson	6,630	7,128	29,581
Mr. Minor	6,176	6,640	27,556
Mr. Blackburn	3,462	3,723	15,450
Ms. Grow	3,108	3,342	13,869

The performance-based shares granted for the 2011 to 2013 performance period were paid at 118.75 percent of target on February 21, 2014, based on our CEPS of $10.37 and our relative TSR at the 50th percentile. The table below lists (1) the target performance-based restricted stock awards granted, (2) the shares issued, and (3) the dividend equivalents earned.

Executive	Awards Granted on February 25, 2011 (#)	Shares Issued on February 21, 2014 (#)	Dividend Equivalents ($)
Mr. Keen	15,156	17,998	82,521
Mr. Anderson	6,094	7,238	33,078
Mr. Minor	5,728	6,802	31,085
Mr. Blackburn	3,342	3,970	18,143
Ms. Grow	2,970	3,528	16,123

Post-Termination Compensation Programs
Idaho Power Company Retirement Plan
The Idaho Power Company Retirement Plan is available to all of our full-time employees. We discuss the material terms of the plan later in this proxy statement in the narrative following the Pension Benefits for 2013 table. Because benefits under the plan increase with an employee’s continued service and earnings, the compensation committee believes that providing a pension serves as an important retention tool by encouraging our employees to make long-term commitments to the company.
Idaho Power Company Security Plans for Senior Management Employees
We have two nonqualified defined benefit plans that provide supplemental retirement benefits for certain key employees beyond our retirement plan benefits – the Security Plan for Senior Management Employees I, or Security Plan I, and the Security Plan for Senior Management Employees II, or Security Plan II. We have two separate plans to take advantage of grandfathering rules under Section 409A of the Internal Revenue Code. The compensation committee views these supplemental retirement benefits as a key component in attracting and retaining qualified executives. Benefits under the security plans continue to accrue for up to 25 years of continuous service at a senior management level. Because benefits under the security plans increase with period of service and earnings, the compensation committee believes that providing a supplemental pension under these plans serves as an additional retention tool that encourages our executives to make long-term commitments to the company. The security plans provide income security for our executives and are balanced with the at-risk compensation represented by our incentive plans. We discuss the other material terms of the security plans later in this proxy statement in the narrative following the Pension Benefits for 2013 table.
Executive Deferred Compensation Plan
Our executive officers are eligible to participate in the Executive Deferred Compensation Plan, which is a nonqualified supplemental deferred compensation plan that allows participants to defer compensation in excess of certain statutory limits in the tax-qualified 401(k) plan. Prior to 2009, participants could defer up to 100 percent of base salary and up to 100 percent of any short-term incentive. Effective January 1, 2009, participants may defer up to 50 percent of base salary and up to 50 percent of any short-term incentive compensation. The compensation committee views the plan as a supplemental benefit to attract and retain qualified executive officers. For 2013, no NEO made any contributions to the plan. We discuss the material terms of the plan later in this proxy statement in the narrative following the Nonqualified Deferred Compensation for 2013 table.
Change in Control Agreements
We have change in control agreements with all of our executive officers. The compensation committee believes that change in control agreements are an important benefit to promote officer retention during periods of uncertainty around acquisitions and to motivate officers to weigh acquisition proposals in a balanced manner for the benefit of shareholders, rather than resisting such proposals for the purpose of job preservation.
The compensation committee adopted a new policy regarding change in control agreements on November 18, 2009, and the compensation committee approved a new form of change in control agreement in March 2010. As provided in the new policy, change in control agreements executed after March 17, 2010, do not include any 13th-month trigger (a provision permitting an officer to terminate employment for any reason during the first month following the one-year anniversary of the change in control and receive a reduced payout) or tax gross-up provisions. The compensation committee made these changes based on the growing trend away from single-trigger and modified single-trigger provisions and tax gross-up provisions in executive change in control agreements. Existing change in control agreements were not affected by the new policy. All of our NEOs are parties to change in control agreements executed prior to March 17, 2010.
The agreements we have with our current NEOs are “double-trigger” agreements in the sense that two events must occur in order for payments to be made: a change in control and a termination of employment in connection with the change in control. If a change in control occurs and the officer is not terminated, the agreements permit a NEO to terminate employment for any reason during the first month following the one-year anniversary of the change in control. In this event, the NEO would receive a lesser severance payout. This provision was historically included because the first year after a change in control is a critical transition period, and we believe the 13th-month trigger serves as an important tool to encourage our executive officers to remain with the company or our successor.
We discuss the other material terms of our change in control agreements later in this proxy statement in the section entitled Potential Payments Upon Termination or Change in Control.
Other Compensation Practices
Adoption of Clawback Policy in 2014
In January 2014, our board of directors adopted a compensation clawback policy. Under the clawback policy, if our board of directors determines that a current or former executive officer has engaged in fraud, willful misconduct, gross negligence, or a violation of one of our policies that caused or otherwise contributed to the need for a material restatement of our financial results, the compensation committee will review all performance-based compensation earned by that executive officer during fiscal periods materially affected by the restatement. If, in the compensation committee’s view, the performance-based compensation would have been materially lower if it had been based on the restated results, the compensation committee will, to the extent permitted by applicable law, seek recoupment from that executive officer of any portion of such performance-based compensation as it deems appropriate under the circumstances. The compensation committee has sole discretion in determining whether an executive officer’s conduct has or has not met any particular standard of conduct under law or a company policy. The clawback policy applies to performance-based compensation awards made after the adoption of the policy.
Prohibitions on Hedging Transactions and Pledges of Our Securities
Our compensation policy and corporate governance guidelines prohibit executive officers (as well as directors) from hedging their ownership of company common stock. Under our policy, an executive officer may not enter into transactions that allow the officer to benefit from devaluation of our stock or be the technical legal owner of our stock without the full benefits and risks of such ownership. The forms of prohibited hedging strategies include, among others, zero-cost collars, equity swaps, straddles, prepaid variable forward contracts, and security futures contracts. In addition, our corporate governance guidelines provide that our directors, officers, and certain key employees are prohibited from pledging (through a margin feature or otherwise) our securities as collateral in order to secure personal loans or other obligations.
Stock Ownership and Stock Retention Guidelines
Our board of directors, upon recommendation of the corporate governance and nominating committee, adopted minimum stock ownership guidelines for our officers in November 2007. Company stock ownership enhances our officers’ commitment to our future and further aligns our officers' interests with those of our shareholders. The guidelines require ownership of IDACORP common stock valued at a multiple of each officer’s annual base salary, as follows:
•
  president and chief executive officer – 3x annual base salary;
•
  executive and senior vice presidents – 2x annual base salary; and
•
  vice presidents – 1x annual base salary.
Our graduated stock ownership requirements reflect the fact that compensation is weighted more heavily toward equity compensation for our most senior positions. Based on this consideration, we believe that our stock ownership requirements are appropriate for our officers.

Officers are provided five years to meet the guidelines, commencing on the effective date of appointment, including by virtue of a promotion to a position that requires a greater multiple of common stock ownership. In circumstances where the stock ownership guidelines would result in a severe financial hardship, the officer may request an extension of time from the corporate governance and nominating committee to meet the guidelines.
Our board of directors has also adopted minimum stock retention guidelines for our officers to further align our officers' interests with shareholder interests. The guidelines state that until the officer has achieved the minimum stock ownership requirements described above, the officer must retain at least 50 percent of the net shares he or she receives from the vesting of restricted and performance-based share awards and stock option exercises. For restricted and performance-based shares, “net shares” means the number of shares acquired upon vesting, less the number of shares withheld or sold to pay withholding taxes.
Compensation Risk and Discretion to Adjust Awards
We believe that our mix of compensation elements and the design features of our plans described in this Compensation Discussion and Analysis help to ensure that our executive officers focus on the long-term best interests of our company and its shareholders, with appropriate incentives to avoid taking excessive risks in pursuit of unsustainable short-term results. The compensation committee and our board of directors retain the discretion to adjust awards under the short- and long-term incentive plans, when deemed appropriate, including in any circumstance where the compensation committee or our board of directors believes there has been misconduct by one or more executive officers. Further, we recently adopted the compensation clawback policy described above, which provides that we may seek to recoup incentive compensation in certain circumstances, to discourage unlawful or grossly negligent conduct.

Compensation Committee Report

The compensation committee has reviewed and discussed with management the Compensation Discussion and Analysis contained in this proxy statement. Based on its review and these discussions, the compensation committee has recommended to our Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference into our Annual Report on Form 10-K for the year ended December 31, 2013.

THE COMPENSATION COMMITTEE
Christine King, Chair Judith A. Johansen Ronald W. Jibson

Our Compensation Policies and Practices as they Relate to Risk Management
We have reviewed our compensation policies and practices for all employees and concluded that any risks arising from these policies and practices are not reasonably likely to have a material adverse effect on our company. At least annually, members of our human resources department and executive management met to discuss risks that may arise from our compensation policies and practices. For 2013, the discussions involved a review and consideration of several of the factors set forth in Item 402(s) of Regulation S-K under the Securities Act of 1933, as amended, as well as the following items:
•
  the vast majority of IDACORP’s income from continuing operations is contributed by Idaho Power, which is a regulated electric utility, and management believes its regulated operations do not lend themselves to or incentivize significant risk-taking by employees;
•
  our employees and executives are limited from taking operational risks by the extensive regulation of our operations by multiple agencies, including the Federal Energy Regulatory Commission and state public utility commissions;
•
  we use a balanced and diverse compensation structure designed to link an appropriate portion of compensation to the company’s long-term performance, while at the same time capping the maximum incentive payouts and providing a base salary, to prevent undue emphasis on incentive compensation;
•
  we benchmark compensation to be consistent with industry practice;
•
  incentive compensation is based on performance metrics that are consistent with our long-term goals;
•
  we have internal controls and standards of business conduct that support our compensation goals and mitigate risk, and we use internal and external auditing processes on a regular basis to ensure compliance with these controls and standards; and

•
  the compensation committee, the members of which are independent, oversees our compensation policies and practices and is responsible for reviewing and approving executive compensation, and it considers potential risks when evaluating executive compensation policies and practices.
At its November 2012 meeting, in advance of making compensation decisions for 2013, the compensation committee members discussed, together with management and its compensation consultant, whether our compensation programs incentivized risk-taking behavior. The compensation committee undertook this same analysis at its November 2013 meeting. In each case, the compensation committee analyzed the fixed and variable components of compensation and considered whether a balance between prudent business risk and resulting reward is maintained. After this evaluation, the compensation committee determined that our compensation practices do not increase the company’s risk exposure. The compensation committee has also observed that the company has an extensive risk management policy and that the company’s compensation practices are not a significant factor in the overall risk profile of the company’s business.

Compensation Tables
The following tables set forth information about the compensation paid to or accrued by our NEOs for services in all capacities to IDACORP and its subsidiaries. The amounts set forth as compensation in the tables are calculated and presented pursuant to applicable Securities and Exchange Commission and accounting rules and may not represent amounts actually realized by the NEOs for the periods presented.
2013 Summary Compensation Table

Name and Principal Position (a)	Year (b)	Salary ($) (c)	Bonus ($) (d)	Stock Awards ($) (e)[1]	Option Awards ($) (f)	Non-Equity Incentive Plan Compensation ($) (g)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($) (h)[2]		All Other Compensation ($) (i)[3]	Total ($) (j)
J. LaMont Keen President and CEO, IDACORP	2013	713,462	—	898,607	—	930,930	416,019		10,448	2,969,466
	2012	673,462	—	852,069	—	992,790	2,278,066		10,254	4,806,641
	2011	634,423	—	714,827	—	942,340	2,162,667		10,054	4,464,311
Darrel T. Anderson EVP – Admin. Services and CFO, IDACORP; President and CEO, Idaho Power	2013	496,923	—	512,010	—	528,938	293,642		10,759	1,842,272
	2012	418,577	—	432,002	—	501,911	1,071,782		10,572	2,434,844
	2011	382,308	—	287,436	—	355,233	801,294		10,373	1,836,644
Daniel B. Minor EVP, IDACORP and EVP and COO, Idaho Power	2013	403,322	—	381,720	—	367,001	218,629		10,845	1,381,517
	2012	384,039	—	360,000	—	389,302	967,055		10,660	2,111,056
	2011	359,231	—	270,173	—	333,900	726,883		10,461	1,700,648
Rex Blackburn SVP and General Counsel, IDACORP and Idaho Power	2013	319,231	—	208,551	—	234,360	446,730		10,200	1,219,072
	2012	298,846	—	196,372	—	248,198	357,877		10,000	1,111,293
	2011	269,038	—	157,595	—	200,340	352,835		9,800	989,608
Lisa A. Grow SVP – Power Supply, Idaho Power	2013	279,231	—	182,476	—	205,065	—	[4]	11,490	678,262
	2012	259,231	—	170,192	—	215,105	505,004		11,320	1,160,852
	2011	239,231	—	140,124	—	178,080	382,923		11,112	951,470

1
  Amounts in this column represent the aggregate grant date fair value of the time-vesting restricted stock and the performance-based shares (at target) granted in each of the years shown calculated in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718 – Stock Compensation. Consistent with FASB ASC Topic 718, the full grant date fair value for the market-related TSR component of the performance-based shares for the entire three-year performance cycle is included in the amounts shown for 2013 (the year of grant) and was determined using a Monte Carlo simulation model. The column was prepared assuming none of the awards will be forfeited. Additional information on the assumptions used to determine the fair value of the restricted stock and performance-based share awards is contained in Note 7 to the consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2013, on file with the U.S. Securities and Exchange Commission.

  The table below shows the grant date fair values of the CEPS component of the performance-based share awards granted in 2013, assuming that the highest levels of performance conditions are achieved for the awards. The grant date fair value for the market-related TSR component is not subject to probable or maximum outcome assumptions.

Name	Grant Date Fair Value of CEPS Component
J. LaMont Keen	$481,774
Darrel T. Anderson	$274,560
Daniel B. Minor	$204,625
Rex Blackburn	$111,798
Lisa A. Grow	$97,867

2
  Values shown represent the change in actuarial present value of the accumulated benefit under the Idaho Power Company Retirement Plan and Security Plan I and Security Plan II, as applicable. Assumptions included a discount rate of 4.9% for 2011, 4.2% for 2012, and 5.2% for 2013; the RP-2000 Annuitant Mortality Table with Scale AA Generational Projection for 2011, 2012, and 2013; and retirement at age 62. There were no above-market earnings on deferred compensation in 2013.
3
  For 2013, includes our contribution to the Idaho Power Company Employee Savings Plan, which is our 401(k) plan, and a charitable match contribution for Mr. Keen, Mr. Anderson, Mr. Minor, and Ms. Grow.
4
  The aggregate change in actuarial present value of Ms. Grow’s accumulated benefit under the Idaho Power Company Retirement Plan and Security Plan II for 2013 was ($27,836).

Grants of Plan-Based Awards in 2013

			Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#) (i)	Grant Date Fair Value of Stock and Option Awards ($) (l)
Name (a)	Grant Date (b)		Threshold ($) (c)	Target ($) (d)	Maximum ($) (e)	Threshold (#) (f)	Target (#) (g)	Maximum (#) (h)
J. LaMont Keen
Short-Term Incentive	2/22/2013	[1]	286,000	572,000	1,144,000
Restricted Stock – Time	2/22/2013	[2]							6,884	321,827
Restricted Stock – Perf.	2/22/2013	[3]				6,882	13,764	20,646		576,780
Darrel T. Anderson
Short-Term Incentive	2/22/2013	[1]	162,500	325,000	650,000
Restricted Stock – Time	2/22/2013	[2]							3,921	183,307
Restricted Stock – Perf.	2/22/2013	[3]				3,922	7,844	11,766		328,703
Daniel B. Minor
Short-Term Incentive	2/22/2013	[1]	112,750	225,500	451,000
Restricted Stock – Time	2/22/2013	[2]							2,925	136,744
Restricted Stock – Perf.	2/22/2013	[3]				2,923	5,846	8,769		244,977
Rex Blackburn
Short-Term Incentive	2/22/2013	[1]	72,000	144,000	288,000
Restricted Stock – Time	2/22/2013	[2]							1,598	74,707
Restricted Stock – Perf.	2/22/2013	[3]				1,597	3,194	4,791		133,845
Lisa A. Grow
Short-Term Incentive	2/22/2013	[1]	63,000	126,000	252,000
Restricted Stock – Time	2/22/2013	[2]							1,397	65,310
Restricted Stock – Perf.	2/22/2013	[3]				1,398	2,796	4,194		117,166

1
  Represents short-term incentive cash compensation for 2013 awarded pursuant to the IDACORP Executive Incentive Plan. Actual short-term incentive payouts during 2013 are shown in the “Non-Equity Incentive Plan Compensation” column of the 2013 Summary Compensation Table.
2
  Represents time-vesting restricted stock awarded pursuant to the IDACORP 2000 Long-Term Incentive and Compensation Plan.
3
  Represents performance-based shares for the 2013-2015 performance period awarded pursuant to the IDACORP 2000 Long-Term Incentive and Compensation Plan.
2013 Short-Term Incentive Awards
Consistent with prior years, in 2013 the compensation committee approved short-term incentive award opportunities for our NEOs. The short-term cash incentive award opportunities are calculated by multiplying base salary by the product of the approved incentive percentage and the qualifying multiplier for each goal. We discuss the short-term incentive award opportunities and results in more detail in the Compensation Discussion and Analysis.
2013 Long-Term Incentive Awards
In February 2013, the compensation committee approved long-term incentive awards with the following two components:
•
  Time-vesting shares: Each NEO received an award of time-vesting restricted shares equal to a percentage of his or her base salary in 2013. These shares vest in January 2016 if the NEO remains continuously employed with the company during the entire restricted period. Dividends are paid on the shares during the restricted period and are not subject to forfeiture.
•
  Performance-based shares: Each NEO received an award of performance-based shares at the target level equal to a percentage of his or her base salary in 2013. The shares will vest at the end of the performance period to the extent we achieve our performance goals (CEPS and TSR, weighted equally) and the NEO remains employed by the company during the entire performance period, with certain exceptions. Dividends will accrue during the performance period and will be paid in cash based on the number of shares that are earned. Performance-based shares are paid out in accordance with the payout percentages set forth in the Compensation Discussion and Analysis.

We discuss in further detail the long-term incentive award opportunities and results in the Compensation Discussion and Analysis.
Salary and Bonus in Proportion to Total Compensation
The following table shows the proportion of salary and bonus to total compensation for 2013:

Name	Salary ($)	Bonus ($)	Total Compensation ($)	Salary and Bonus as a % of Total Compensation
J. LaMont Keen	713,462	—	2,969,466	24.0%
Darrel T. Anderson	496,923	—	1,842,272	27.0%
Daniel B. Minor	403,322	—	1,381,517	29.2%
Rex Blackburn	319,231	—	1,219,072	26.2%
Lisa A. Grow	279,231	—	678,262	41.2%

Outstanding Equity Awards at Fiscal Year-End 2013

	Option Awards				Stock Awards
Name (a)	Number of Securities Underlying Unexercised Options Exercisable (#) (b)	Number of Securities Underlying Unexercised Options Unexercisable (#) (c)	Option Exercise Price ($) (e)	Option Expiration Date (f)	Number of Shares or Units of Stock That Have Not Vested (#) (g)[1]	Market Value of Shares or Units of Stock That Have Not Vested ($) (h)[2]	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#) (i)[3]	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) (j)[2]
J. LaMont Keen
Restricted Stock – Time-Vesting					21,860	1,133,222
Restricted Stock – Performance							37,016	1,918,909
Darrel T. Anderson
Restricted Stock – Time-Vesting					10,719	555,673
Restricted Stock – Performance							16,815	871,690
Daniel B. Minor
Restricted Stock – Time-Vesting					8,916	462,205
Restricted Stock – Performance							14,641	758,989
Rex Blackburn
Restricted Stock – Time-Vesting					4,974	257,852
Restricted Stock – Performance							8,315	431,050
Lisa A. Grow
Restricted Stock – Time-Vesting					4,361	226,074
Restricted Stock – Performance							7,331	380,039

1
  The number of shares underlying the awards of time-vesting restricted stock and the applicable vesting dates are as follows:

NEO	Award	Shares of Restricted Stock	Vesting Date
J. LaMont Keen	2011	7,577	1/01/2014
	2012	7,399	1/02/2015
	2013	6,884	1/02/2016
Darrel T. Anderson	2011	3,047	1/01/2014
	2012	3,751	1/02/2015
	2013	3,921	1/02/2016
Daniel B. Minor	2011	2,864	1/01/2014
	2012	3,127	1/02/2015
	2013	2,925	1/02/2016
Rex Blackburn	2011	1,670	1/01/2014
	2012	1,706	1/02/2015
	2013	1,598	1/02/2016
Lisa A. Grow	2011	1,486	1/01/2014
	2012	1,478	1/02/2015
	2013	1,397	1/02/2016

2
  Shares that have not vested are valued at $51.84 per share, the closing price of IDACORP common stock on December 31, 2013.
3
  The number of shares underlying the performance-based grants and the applicable performance periods are as follows:

NEO	Award	Shares	End of Performance Period
J. LaMont Keen	2011	22,734	12/31/2013
	2012	7,400	12/31/2014
	2013	6,882	12/31/2015
Darrel T. Anderson	2011	9,141	12/31/2013
	2012	3,752	12/31/2014
	2013	3,922	12/31/2015
Daniel B. Minor	2011	8,592	12/31/2013
	2012	3,126	12/31/2014
	2013	2,923	12/31/2015
Rex Blackburn	2011	5,013	12/31/2013
	2012	1,705	12/31/2014
	2013	1,597	12/31/2015
Lisa A. Grow	2011	4,455	12/31/2013
	2012	1,478	12/31/2014
	2013	1,398	12/31/2015

  Shares for the 2011 award are shown at the maximum level based on results for the 2011-2013 performance period above target but below maximum. Shares for the 2012 award are shown at the threshold level based on results for the first two years of the 2012-2014 performance period at threshold. Shares for the 2013 award are shown at the threshold level based on results for the first year of the 2013-2015 performance period at threshold. Shares do not vest until the compensation committee and the board of directors determine that goals have been met. This generally occurs in February following the end of the performance period.
Option Exercises and Stock Vested During 2013

	Option Awards		Stock Awards
Name (a)	Number of Shares Acquired on Exercise (#) (b)	Value Realized on Exercise ($) (c)	Number of Shares Acquired on Vesting (#) (d)	Value Realized on Vesting ($) (e)[1]
J. LaMont Keen	—	—	26,609	1,222,431
Darrel T. Anderson	—	—	10,444	479,801
Daniel B. Minor	—	—	9,729	446,954
Rex Blackburn	—	—	5,454	250,560
Lisa A. Grow	—	—	4,897	224,970

1
  Based on the closing price of IDACORP common stock on the vesting date.

Pension Benefits for 2013

Name (a)	Plan Name (b)	Number of Years of Credited Service (#) (c)	Present Value of Accumulated Benefit ($) (d) [3]	Payments During Last Fiscal Year ($) (e)
J. LaMont Keen	Retirement Plan	40	1,832,491	—
	Security Plan I1	22	1,599,793	—
	Security Plan II2	9	8,691,885	—
Darrel T. Anderson	Retirement Plan	17	590,384	—
	Security Plan I1	9	179,077	—
	Security Plan II2	9	3,859,554	—
Daniel B. Minor	Retirement Plan	28	1,003,903	—
	Security Plan I1	6	—	—
	Security Plan II2	9	3,009,355	—
Rex Blackburn	Retirement Plan	6	190,452	—
	Security Plan I1	0	—	—
	Security Plan II2	6	1,452,485	—
Lisa A. Grow	Retirement Plan	26	643,354	—
	Security Plan I1	3	—	—
	Security Plan II2	9	903,808	—

1
  Security Plan for Senior Management Employees I, which has grandfathered benefits under Section 409A of the Internal Revenue Code.
2
  Security Plan for Senior Management Employees II, which does not have grandfathered benefits under Section 409A of the Internal Revenue Code.
3
  Values shown represent the present value of the accumulated pension benefit under each plan as of December 31, 2013, calculated using the Securities and Exchange Commission-mandated assumptions and a discount rate of 5.2% for 2013, a salary growth rate of 0%, the RP-2000 Annuitant Mortality Table with Scale AA Generational Projection, and retirement at age 62.
Idaho Power Company Retirement Plan
Description
The Idaho Power Company Retirement Plan is a qualified, defined benefit pension plan for all regular employees of Idaho Power, its subsidiaries, and its affiliate companies. The plan was established in 1943 to help employees meet the important long-term goal of building for financial security at retirement. Idaho Power makes all contributions to the plan. The dollar amount of the contribution is determined each year based on an actuarial evaluation.
Eligibility Standards and Vesting
Regular and part-time employees who are 18 years of age or older are eligible to participate once they complete 12 consecutive months of employment. Participation begins the first day of the month after meeting this requirement, with credit for purposes of vesting and term of service for the initial 12 consecutive months of employment. Employees become vested and eligible for benefits under the plan after completing 60 months of credited service.
Retirement Age
Under the terms of the plan, normal retirement is at age 65; however, an employee may retire at age 62 without a reduction in pension benefits. Employees are eligible for early retirement when:
•
  they have reached the age of 55 and have 10 years of credited service; or
•
  they have 30 years of credited service.

Employees electing to retire before reaching age 62 receive a reduced benefit calculated as follows:

Age When Payments Begin	Reduced Benefit as a Percentage of Earned Pension	Age When Payments Begin	Reduced Benefit as a Percentage of Earned Pension
61	96%	54	62%
60	92%	53	57%
59	87%	52	52%
58	82%	51	47%
57	77%	50	42%
56	72%	49	38%
55	67%	48	34%

Benefits Formula
For employees hired before January 1, 2011, plan benefits for employees age 62 or older at the time of retirement are calculated based on 1.5 percent of their final average earnings multiplied by their years of credited service. Final average earnings is based on the employee’s average total wages – base pay plus short-term incentive compensation plus overtime – during the highest 60 consecutive months in the final 120 months of service. For employees hired on or after January 1, 2011, plan benefits are calculated based on 1.2 percent of their final average earnings multiplied by their years of credited service. Plan benefits for employees who at the time of retirement are under the age of 62 are calculated based on this same formula and are then reduced using the appropriate early retirement factor.
Joint and Survivor Options
Employees who have a spouse at retirement have a survivor option at an amount equal to 50%, 75%, or 100% of the employee’s benefit, or they may choose a single life benefit. Under the survivor options, the benefit payments are reduced to allow payments for the longer of two lives. The reduction factor is determined by the age difference between the employee and spouse. Under a single life benefit, no benefits will be payable to the spouse after the employee’s death.
The spouse is protected if the employee dies after being vested in the plan but before retirement. The spouse will receive a lifetime benefit payment equal to 50% of the benefit payment the employee had earned at the date of death. This benefit payment is calculated without an early retirement reduction and is not reduced for the age difference between the employee and the spouse. Payment commences on the date the employee could have retired had he or she survived. If the employee has 10 or more years of service at the time of death, payments would begin at age 55. With less than 10 years of service, payments would begin at age 65.
Policy on Granting Extra Years of Credited Service
We do not have a policy on granting extra years of credited service under the plan and have not granted any extra years of credited service under the plan.
Idaho Power Company Security Plans for Senior Management Employees
Description
The Idaho Power Company Security Plans for Senior Management Employees are nonqualified defined benefit plans. To meet the requirements of Section 409A of the Internal Revenue Code and to take advantage of grandfathering rules under that section, which exclude from Section 409A’s coverage certain deferrals made before January 1, 2005, we divided our original plan into two plans, which we refer to as Security Plan I and Security Plan II. Security Plan I governs grandfathered benefits and Security Plan II governs non-grandfathered benefits, which are subject to Section 409A. Benefits under Security Plan I are limited to the present value of the benefits that would have been paid under the plan if the participant had terminated employment on December 31, 2004. Benefits under Security Plan II are based on services through the date of termination and are reduced by benefits under Security Plan I. Two of the key differences between the plans are:
•
  if required to comply with Section 409A of the Internal Revenue Code, payment of benefits under Security Plan II may be delayed for six months following termination of employment; and
•
  Security Plan I contains a 10% “haircut” provision, which allows participants to elect to receive their benefits early in exchange for a 10% reduction in their benefits and cessation of further benefit accruals.

The purpose of the plans is to provide supplemental retirement benefits for certain key employees. We intend the plans to aid in retaining and attracting individuals of exceptional ability by providing them with these benefits. The terms of the plans have evolved over time based on our view of common practices with respect to such plans.
Eligibility Standards and Vesting
Security Plan II was amended in November 2009 to limit eligibility to participate in the plan after December 31, 2009 to Idaho Power officers and certain key employees. Key employees participating in Security Plan II as of December 31, 2009 may continue participating in the plan if they maintain a senior manager or officer pay grade during their continuous employment with Idaho Power. Before Security Plan II was amended, eligibility to participate in the plan was limited to those key employees who were designated by their employers and approved by the plan’s administrative committee. The plan’s administrative committee is made up of the CEO and a committee of individuals that is approved by the compensation committee. Participation in the plan by Section 16 officers is approved in advance by the compensation committee. Employees who were participants as of December 31, 2009 are 100% vested. New plan participants after December 31, 2009 become 100% vested in their benefits only after five years of participation, with no partial vesting before that time.
Retirement Age
Under the terms of the plans, normal retirement age, which is the earliest age at which a participant may retire without a reduction in benefits, is 62. Participants are eligible for early retirement when they have:
•
  reached the age of 55; or
•
  completed 30 years of credited service under the Idaho Power Company Retirement Plan.
Benefits Commencement
If a participant terminates employment on or after attaining normal retirement age or after satisfying the early retirement conditions, benefits commence on the first day of the month following the termination date unless the participant is a “specified employee,” as that term is used in Section 409A of the Internal Revenue Code, in which case commencement of benefits under Security Plan II is delayed for six months from the date of termination or until the participant’s death, if earlier. Benefits provided to participants whose employment terminates, other than due to death, before attaining early retirement eligibility commence on the first day of the month following attainment of age 55, provided that if the participant is a specified employee, benefits under Security Plan II may not be paid within six months following termination of employment except in the event of death.
Benefits Formula
Normal retirement benefits under the combined plans equal the participant’s “target retirement percentage” multiplied by the participant’s final average monthly compensation less the amount of the participant’s retirement benefits under the Idaho Power Company Retirement Plan. Normal retirement benefits under Security Plan II are also reduced by the amount of the participant’s retirement benefits under Security Plan I. For participants in Security Plan II as of December 31, 2009, the target retirement percentage is 6% for each of the first 10 years of participation plus an additional 1% for each year in excess of 10 years, with a maximum target retirement percentage of 75%. For new plan participants after December 31, 2009, the target retirement percentage is equal to 5% for each of the first 10 years of participation plus an additional 1% for each year in excess of 10 years, with a maximum target retirement percentage of 65%. Effective January 1, 2018, the reduced target retirement percentages in the prior sentence will apply to all participants in Security Plan II who are Idaho Power officers or certain specified key employees, regardless of when they commenced participation in the plan. However, if a participant has achieved a maximum target retirement percentage greater than 65% prior to January 1, 2018, that participant’s target retirement percentage will not be reduced to 65%, though the target retirement percentage will be fixed at that date. Final average monthly compensation is based on the participant’s base salary plus short-term incentive compensation, which may not exceed one times base salary for the year in which the short-term incentive compensation was paid, during the 60 consecutive months in the final 10 years of service in which the participant’s compensation was the highest, divided by 60. Final average monthly compensation does not include compensation paid to a participant pursuant to a written severance agreement.
Early retirement benefits under the combined plans equal the participant’s “target retirement percentage” multiplied by the participant’s “early retirement factor” and by the participant’s final average monthly compensation, less the amount of the participant’s retirement benefit under the Idaho Power Company Retirement Plan. Early retirement benefits under

Security Plan II are also reduced by the amount of the participant’s retirement benefits under Security Plan I. The early retirement factors under Security Plan I based on applicable ages are as follows:

Age When Payments Begin	Early Retirement Factor
61	96%
60	92%
59	87%
58	82%
57	77%
56	72%
55	67%

Under Security Plan II, retirement benefits are reduced in the same manner as under Security Plan I if the termination qualifies as early retirement or if the termination occurs within a limited period following a change in control.
Plan benefits for participants who are not eligible for early retirement benefits and, under Security Plan II, who do not terminate within the limited period following a change in control, are further reduced, as the participant would be entitled to the amount otherwise payable multiplied by a fraction, the numerator of which is their actual years of participation and the denominator of which is the number of years of participation they would have had at normal retirement.
Limit on Benefits Under Security Plan I
To comply with grandfathering rules under Section 409A of the Internal Revenue Code, a participant’s benefit under Security Plan I is determined based on the participant’s average monthly compensation, age, and years of participation as of December 31, 2004, and is limited to the present value of the amount to which the participant would have been entitled under the plan had termination occurred on December 31, 2004. For this purpose, it is assumed the benefits would have been paid at the earliest possible date allowed under the plan. Benefits under Security Plan I may not be increased by events occurring after December 31, 2004, such as a change in control or increases in age, compensation, or years of participation.
Form of Payment
Under the plans, once benefits commence, payments are generally made in the form of a single life annuity for the lifetime of the participant. A participant may also elect to receive actuarial equivalent payments in the form of a joint and survivor annuity benefit. The two forms of joint and survivor annuity offered are a joint and survivor annuity with payments continued to the surviving spouse at an amount equal to the participant’s benefit and a joint and survivor annuity with payments continued to the surviving spouse at an amount equal to 75 percent of the participant’s benefit, in each case subject to an actuarial adjustment to the benefit amount. Under a single life annuity, no benefits will be payable to the spouse after the participant’s death.
Under Security Plan I, if a participant dies before retirement, the beneficiary (which must be the participant’s spouse if the participant is married on the date of death; otherwise, the beneficiary may be a non-spouse) is entitled to receive an amount equal to 66 2/3 percent of the benefit that would be payable under the normal retirement benefit provisions of the plan, assuming death occurred at the later of age 62 or the date of death. Under Security Plan II, if the participant dies before retirement, the beneficiary (which may be a spouse or non-spouse) is entitled to receive an amount equal to the greater of (a) 66 2/3 percent of the benefit that would be payable under the normal retirement benefit provisions of the plan, assuming retirement occurred at the later of age 62 or the date of death, or (b) if death occurs after eligibility for early retirement, a joint and survivor annuity benefit calculated under the early retirement benefit provisions of the plan.
Under the plans, if the participant dies after retirement but before commencement of benefits, the beneficiary is entitled to receive a payout equal to 66 2/3 percent of the retirement benefit payable to the participant. Security Plan I provides that if the participant is married on the date of death, the benefit will be paid to the spouse of the participant as an annuity for the life of the spouse. If the participant is not married on the date of death, Security Plan I provides that the benefit will be paid in the form of a lump sum. Under Security Plan II, the participant may elect the payment to be in the form of an annuity or lump sum to a spouse or other beneficiary.
Under the plans, if the beneficiary is a surviving spouse and the surviving spouse is 10 or more years younger than the participant, the monthly survivor benefit will be reduced using the actuarial equivalent factors to reflect the number of years over 10 that the spouse is younger than the participant. If the beneficiary is a person other than a surviving spouse, the survivor benefit payment amount will be calculated assuming the beneficiary is the same age as the participant.

Policy on Granting Extra Years of Credited Service
The plans are unfunded and nonqualified with the intention of providing deferred compensation benefits for a select group of “management or highly compensated employees” within the meaning of Sections 201, 301, and 401 of the Employee Retirement Income Security Act of 1974, as amended, or ERISA, and are therefore exempt from the provisions of Parts 2, 3, and 4 of Title I, Subtitle B, of ERISA. As such, the company is permitted to provide extra years of credited service, which the plans refer to as years of participation, at its discretion, but has not done so.
Named Executive Officers Eligible for Early Retirement
The table below sets forth the eligibility of our NEOs for early retirement, as of December 31, 2013, under the Idaho Power Company Retirement Plan, Security Plan I, and Security Plan II.

Eligibility for Early Retirement at December 31, 2013
Name	Retirement Plan	Security Plan I	Security Plan II
J. LaMont Keen	X	X	X
Darrel T. Anderson	X	X	X
Daniel B. Minor	X	No present value[1]	X
Rex Blackburn		No present value[1]	X
Lisa A. Grow		No present value[1]

1
  See the Pension Benefits for 2013 table.
Nonqualified Deferred Compensation for 2013

Name (a)	Executive Contributions in Last Fiscal Year ($) (b)	Registrant Contributions in Last Fiscal Year ($) (c)	Aggregate Earnings in Last Fiscal Year ($) (d)	Aggregate Withdrawals/ Distributions ($) (e)	Aggregate Balance at Last Fiscal Year End ($) (f)
J. LaMont Keen	—	—	—	—	—
Darrel T. Anderson	—	—	933	—	11,978
Daniel B. Minor	—	—	—	—	—
Rex Blackburn	—	—	—	—	—
Lisa A. Grow	—	—	—	—	—

The Idaho Power Company Executive Deferred Compensation Plan is a nonqualified deferred compensation plan for a select group of “management or highly compensated employees” within the meaning of Sections 201, 301, and 401 of ERISA, and therefore is exempt from the provisions of Parts 2, 3, and 4 of Title I of ERISA. To comply with the requirements of Section 409A of the Internal Revenue Code, and to take advantage of grandfathering rules under that section, the plan distinguishes between amounts that are subject to Section 409A and amounts that are not.
Eligibility Standards
The compensation committee designates from time to time which key employees of Idaho Power and its affiliates are eligible to participate in the plan. In selecting eligible employees, the compensation committee considers the position and responsibilities of such individuals, the value of their services, and other factors the compensation committee deems pertinent. The compensation committee may rescind its designation of an eligible employee and discontinue an employee’s future participation in the plan at any time.
Deferred Compensation
Prior to 2009, the plan permitted a participant to defer up to 100% of base salary and up to 100% of any short-term incentive compensation. Effective January 1, 2009, the plan permits a participant to defer up to 50% of base salary and up to 50% of any short-term incentive compensation.
Accounts
Participants’ interests in the plan are reflected in bookkeeping accounts representing unfunded and unsecured obligations of the company. The amount deferred by a participant is credited to the participant’s bookkeeping account, and the participant selects how the amounts in the account are deemed invested. The company contributes the deferred amounts to a trust and the trust assets are used to satisfy plan obligations. The assets of the trust are subject to the claims of general creditors if the company were to become insolvent or file for bankruptcy.
Investment Options
The investment options available to participants are the same as those investments permitted under the Idaho Power Company Employee Savings Plan, which is our 401(k) plan. Participants are able to change fund investments on a daily basis.
Distribution
The portion of a participant’s account that is not subject to Section 409A of the Internal Revenue Code is distributed on the earliest of the following events: (a) the participant’s death; (b) the participant’s termination of employment; (c) the participant’s disability; or (d) termination of the plan. Participants may request earlier distribution in the case of an unforeseeable emergency. Participants may also elect to receive this portion of their accounts at any time, subject to a 10% reduction. The portion of a participant’s account that is subject to Section 409A is distributed on the earliest of the following events: (a) the participant’s death; (b) the participant’s termination of employment; or (c) the participant’s disability. If required to comply with Section 409A, distribution of this portion of a participant’s account may be delayed for six months following the participant’s termination of employment. In limited circumstances, this portion of a participant’s account may be distributed upon plan terminations.
Distributions may be made either in one lump sum or in five annual installments, as selected by the participant. With respect to the portion of the participant’s account that is not subject to Section 409A, this selection must be made at least one year prior to the occurrence of the event triggering payment. With respect to the portion of the participant’s account that is subject to Section 409A, this selection generally must be made before the year in which the services that give rise to the base salary or short-term incentive compensation being deferred are provided.
Potential Payments Upon Termination or Change in Control
The tables below show the payments and benefits our NEOs would receive in connection with a variety of hypothetical employment termination scenarios and upon a change in control. For purposes of the calculations, we assumed the change in control or terminations occurred on December 31, 2013 and used the closing price of our common stock on that date, which was $51.84. Actual amounts payable can only be determined at the time of a change in control or termination. All of the payments and benefits described below would be provided by IDACORP or Idaho Power.
The tables do not include base salary and short-term incentive awards, to the extent earned due to employment through December 31, 2013. In addition, the tables exclude compensation or benefits provided under plans or arrangements that do not discriminate in favor of the NEOs and that are generally available to all salaried employees. These include benefits under our qualified defined benefit pension plan, post-retirement health care benefits, life insurance, and disability benefits. The tables also do not include the amounts reported in the Nonqualified Deferred Compensation for 2013 table. See the Nonqualified Deferred Compensation for 2013 table and the accompanying narrative for a description of accumulated benefits under our nonqualified deferred compensation plans. The present value of the accumulated pension benefit for each NEO is set forth in the Pension Benefits for 2013 table.
The tables below include only the incremental increase in the present value of the Security Plan I and Security Plan II benefit, as applicable, that would be payable upon the occurrence of the events listed (other than upon death or disability) over the amount shown as the present value of the accumulated benefit for Security Plan I and Security Plan II in the Pension Benefits for 2013 table.
Time-Vesting Restricted Stock and Performance-Based Shares
The IDACORP Restricted Stock Plan and the IDACORP 2000 Long-Term Incentive and Compensation Plan and/or the related award agreements provide that, except for retirement with the approval of the compensation committee, death, disability, or change in control, all unvested shares, whether time-vesting or performance-based shares, are forfeited upon termination. In the event of retirement with the approval of the compensation committee, death, or disability, the NEO receives a prorated number of shares based on the number of full months employed during the restricted/performance period. For time-vesting restricted stock, the prorated shares vest at termination. In the case of performance-based shares, the performance goals must be met at some level before the shares vest and vesting only occurs after completion of the performance period. For purposes of these tables, we have assumed target performance levels would be achieved. Although vesting would not occur until after completion of the performance period, the amounts shown in the tables were not reduced to reflect the present value of the performance-based shares that could vest. In the event of a change in control, the restrictions on the time-vesting restricted stock are deemed to have expired and the payout opportunity on the performance-based shares is deemed to have been achieved at the target level. Dividend equivalents attributable to earned performance-based shares would also be paid. Dividend equivalents accrued through December 31, 2013 are included in the amounts shown.
As the compensation committee has discretion to determine whether a voluntary termination constitutes “retirement” for purposes of the vesting of time-based and performance-based restricted stock awards (for NEOs over the age of 55), we have assumed for purposes of the tables that voluntary termination would constitute a retirement with approval of the compensation committee for vesting purposes if the NEO was over the age of 55 as of December 31, 2013. This includes Mr. Keen, Mr. Anderson, Mr. Minor, and Mr. Blackburn.
Summary of Change in Control Agreements
We have entered into change in control agreements with all our NEOs. The agreements become effective for a three-year period upon a change in control. If a change in control occurs, the agreements provide for severance benefits in the event of termination of the NEO’s employment by IDACORP or any subsidiary or successor company, other than for cause (and not due to death or disability), or by the NEO for constructive discharge.
In such event, the NEO would receive:
•
  a lump-sum payment equal to 2.5 times his or her annual compensation, which is his or her base salary at the time of termination and his or her target short-term incentive compensation in the year of termination, or, if not yet determined at the time of termination, the prior year’s target short-term incentive compensation;
•
  vesting of stock options, stock appreciation rights, restricted stock, restricted stock units, performance-based shares, and performance units, with performance-based awards vesting at target levels;
•
  outplacement services for 12 months, not to exceed $12,000; and
•
  continuation of welfare benefits for a period of 24 months or, if earlier, until eligible for comparable coverage with another employer, with the NEO paying the full cost of such coverage and receiving a monthly reimbursement payment.
We define a “change in control” as:
•
  the acquisition of 20% or more of our outstanding voting securities;
•
  the commencement of a tender or exchange offer for 20% or more of our outstanding voting securities;
•
  shareholder approval, or consummation if shareholder approval is not required, of a merger or similar transaction or the sale of all or substantially all of the assets of IDACORP or Idaho Power unless our shareholders will hold more than 50% of the voting securities of the surviving entity, no person will own 20% or more of the voting securities of the surviving entity, and at least a majority of the board of directors will be composed of our directors;
•
  shareholder approval, or consummation if shareholder approval is not required, of a complete liquidation or dissolution of IDACORP or Idaho Power; or
•
  a change in a majority of the board of directors within a 24-month period without the approval of two- thirds of the members of the board.
The agreements also permit an NEO to terminate employment for any reason during the first month following the one-year anniversary of the change in control. We refer to this as the 13th-month trigger in the tables. In such event, the NEO would receive the same severance benefits except that the lump-sum payment equal to 2.5 times annual compensation is reduced by one-third and the welfare benefits continue for 18 months, not 24 months.
Under the agreements, “cause” means the NEO’s fraud or dishonesty that has resulted or is likely to result in material economic damage to us or one of our subsidiaries, as determined in good faith by at least two-thirds of our non-employee directors at a meeting of the board of directors at which the NEO is provided an opportunity to be heard.

A NEO is considered constructively discharged under the provisions of his or her change in control agreement if, within 90 days after the occurrence of such event, but in no event later than 36 months following a change in control, the NEO gives written notice to IDACORP or any successor company specifying one of the following events relied upon for such termination and the company has not remedied the matter within 30 days of receipt of such notice:
•
  IDACORP or any successor company fails to comply with any provision of the agreement;
•
  the NEO is required to be based at an office or location more than 50 miles from the location where the NEO was based on the day prior to the change in control;
•
  a reduction that is more than de minimis in
 –
  base salary or maximum short-term incentive award opportunity;
 –
  long-term incentive award opportunity; or
 –
  the combined annual benefit accrual rate in our defined benefit plans, unless such reduction is effective for all executive officers;
•
  our failure to require a successor company to assume and agree to perform under the agreement; or
•
  a reduction that is more than de minimis in the long-term disability and life insurance coverage provided to the NEO and in effect immediately prior to the change in control.
The agreements include a parachute tax provision. Section 280G of the Internal Revenue Code disallows a corporate tax deduction for any “excess parachute payments” and Section 4999 imposes a 20% excise tax payable by the NEO on any “excess parachute payments.” Generally stated, these sections apply if the change in control related payments and benefits equal or exceed 300% of the NEO’s prior five-year average Form W-2 income. In the event the 300% threshold is met or exceeded, the NEO’s “excess parachute payments” generally equal the amount by which the change in control related payments and benefits exceed 100% of the NEO’s prior five-year average Form W-2 income. Except for Ms. Grow’s agreement, the NEOs’ agreements provide for either (1) a gross-up payment if the 20% excise tax cannot be avoided by reducing the parachute payments and benefits by 15% or less, or (2) a reduction in parachute payments and benefits if the 20% excise tax can be avoided by reducing the parachute payments and benefits by 15% or less. Ms. Grow’s agreement provides for her to receive the greater net benefit of (i) full severance benefits with Ms. Grow paying any Section 280G excise tax, or (ii) severance benefits capped at the Section 280G excise tax limit.
The compensation committee adopted a new change in control agreement policy in November 2009, and the compensation committee approved a new form of change in control agreement in March 2010. The new change in control agreement does not include the 13th-month trigger provision, or any other single-trigger or modified single-trigger provisions, or any tax gross-up provisions. The compensation committee did not apply the new policy to existing change in control agreements, since those agreements were previously executed and agreed to with our NEOs.

J . LaMont Keen

									Change in Control
Executive Benefits and Payments Upon Termination or Change in Control (a)	Voluntary Termination ($) (b)		Not for Cause Termination ($) (c)		For Cause Termination ($) (d)		Death or Disability ($) (e)		Without Termination ($) (f)		Not for Cause or Constructive Discharge Termination ($) (g)		13th-Month Trigger ($) (h)
Compensation:
Base Salary											1,787,500	[1]	1,191,667	[2]
Short-Term Incentive Plan											1,430,000	[1]	953,333	[2]
Long-Term Incentive Plan – Time-Vesting	745,978	[3,4]	—	[5]	—	[5]	745,978	[3]	1,133,222	[6]	1,133,222	[6]	1,133,222	[6]
Long-Term Incentive Plan – Performance Vesting	1,633,992	[4,7]	—	[5]	—	[5]	1,633,992	[7]	2,394,312	[6]	2,394,312	[6]	2,394,312	[6]
Benefits and Perquisites:
Security Plan I	27,235	[8]	27,235	[8]	27,235	[8]	1,509,703	[9]			27,235	[8,10]	27,235	[8,10]
Security Plan II	8,762	[8]	8,762	[8]	8,762	[8]	7,840,218	[9]			8,762	[8,10]	8,762	[8,10]
Welfare Benefits											30,581	[11]	22,820	[12]
Outplacement Services											12,000	[13]
280G Tax Gross-up											—	[14]	—	[15]
Total:	2,415,967		35,997		35,997		11,729,891		3,527,534		6,823,612		5,731,351

1
  Mr. Keen’s change in control agreement provides for a lump sum cash severance payment of 2.5 times his base salary and short-term incentive plan target amount.
2
  The 13th-month trigger provision in Mr. Keen’s change in control agreement provides for the payment of two-thirds of his severance payment.
3
  Mr. Keen would receive full vesting of his 2011 time-vesting restricted stock award and pro rata vesting of his 2012 (64.7%) and 2013 (29.4%) time-vesting restricted stock. The dollar amount is determined by multiplying the number of shares by $51.84.
4
  As of the assumed voluntary termination date of December 31, 2013, Mr. Keen was over the age of 55. To illustrate potential termination-related benefits, we have assumed Mr. Keen’s voluntary termination would constitute retirement with approval of the compensation committee for purposes of his time-vesting restricted stock and performance-based share awards.
5
  We have assumed a not for cause termination and a for cause termination would not constitute retirement with approval of the compensation committee for purposes of Mr. Keen’s time-vesting restricted stock and performance-based share awards.
6
  Mr. Keen would receive full vesting of his time-vesting restricted stock awards and payout of the performance-based shares at target. The dollar amounts are determined by multiplying the number of shares by $51.84 and include the cash payment of dividend equivalents, as applicable.
7
  Mr. Keen would receive full vesting of his 2011 award assuming the performance goals are met at the target level and pro rata vesting of his 2012 (66.7%) and 2013 (33.3%) awards assuming the performance goals are met at the target level. The amount shown assumes a share price of $51.84 and includes the cash payment of dividend equivalents.
8
  The values shown represent the incremental increase in the Security Plan I and Security Plan II benefit based on Mr. Keen’s actual age and termination as of December 31, 2013, relative to the amount shown for Security Plan I and Security Plan II in the Pension Benefits for 2013 table. We used a discount rate of 5.2% and the RP-2000 Annuitant Mortality Table with Scale AA Generational Projection. Payments would begin in January 2014 under Security Plan I and July 2014 under Security Plan II.
9
  In the event of death, the values shown represent the present value of the Security Plan I and Security Plan II death benefits. During a period of disability, a participant will continue to accrue years of participation under Security Plan II, and compensation will be credited to a participant who is receiving disability benefits at the full-time equivalent rate of pay that was being earned immediately prior to the participant’s becoming disabled.
10
  Mr. Keen’s benefits under Security Plan I and Security Plan II would not be enhanced due to a termination within a change in control period. However, Mr. Keen would be entitled to benefits under these plans upon a termination as of December 31, 2013.
11
  Mr. Keen’s change in control agreement provides for the continuation of welfare benefits for a period of 24 months. The value shown represents the cost to the company of continuing these benefits.
12
  The 13th-month trigger provision in Mr. Keen’s change in control agreement provides for the continuation of welfare benefits for a period of 18 months. The value shown represents the cost to the company of continuing these benefits.
13
  Mr. Keen’s change in control agreement provides for outplacement services commencing within 12 months of a change in control up to a maximum of $12,000 for a 12-month period.
14
  The not for cause or constructive discharge termination did not result in a parachute payment that would cause excise tax, and thus no 280G tax gross-up would be provided.
15
  The 13th-month trigger did not result in a parachute payment that would cause excise tax, and thus no 280G tax gross-up would be provided.

Darrel T. Anderson

									Change in Control
Executive Benefits and Payments Upon Termination or Change in Control (a)	Voluntary Termination ($) (b)		Not for Cause Termination ($) (c)		For Cause Termination ($) (d)		Death or Disability ($) (e)		Without Termination ($) (f)		Not for Cause or Constructive Discharge Termination ($) (g)		13th-Month Trigger ($) (h)
Compensation:
Base Salary											1,250,000	[1]	833,333	[2]
Short-Term Incentive Plan											812,500	[1]	541,667	[2]
Long-Term Incentive Plan – Time-Vesting	343,544	[3,4]	—	[5]	—	[5]	343,544	[3]	555,673	[6]	555,673	[6]	555,673	[6]
Long-Term Incentive Plan – Performance Vesting	754,873	[4,7]	—	[5]	—	[5]	754,873	[7]	1,171,159	[6]	1,171,159	[6]	1,171,159	[6]
Benefits and Perquisites:
Security Plan I	—	[8]	—	[8]	—	[8]	164,228	[9]			—	[10]	—	[10]
Security Plan II	393,354	[8]	393,354	[8]	393,354	[8]	5,114,227	[9]			393,354	[11]	393,354	[11]
Welfare Benefits											24,547	[12]	18,331	[13]
Outplacement Services											12,000	[14]
280G Tax Gross-up											—	[15]	—	[16]
Total:	1,491,771		393,354		393,354		6,376,872		1,726,832		4,219,233		3,513,517

1
  Mr. Anderson’s change in control agreement provides for a lump sum cash severance payment of 2.5 times his base salary and short-term incentive plan target amount.
2
  The 13th-month trigger provision in Mr. Anderson’s change in control agreement provides for the payment of two-thirds of his severance payment.
3
  Mr. Anderson would receive full vesting of his 2011 time-vesting restricted stock award and pro rata vesting of his 2012 (64.7%) and 2013 (29.4%) time-vesting restricted stock. The dollar amount is determined by multiplying the number of shares by $51.84.
4
  As of the assumed voluntary termination date of December 31, 2013, Mr. Anderson was over the age of 55. To illustrate potential termination-related benefits, we have assumed Mr. Anderson’s voluntary termination would constitute retirement with approval of the compensation committee for purposes of his time-vesting restricted stock and performance-based share awards.
5
  We have assumed a not for cause termination and a for cause termination would not constitute retirement with approval of the compensation committee for purposes of Mr. Anderson’s time-vesting restricted stock and performance-based share awards.
6
  Mr. Anderson would receive full vesting of his time-vesting restricted stock awards and payout of the performance-based shares at target. The dollar amounts are determined by multiplying the number of shares by $51.84 and include the cash payment of dividend equivalents, as applicable.
7
  Mr. Anderson would receive full vesting of his 2011 award assuming the performance goals are met at the target level and pro rata vesting of his 2012 (66.7%) and 2013 (33.3%) awards assuming the performance goals are met at the target level. The amount shown assumes a share price of $51.84 and includes the cash payment of dividend equivalents.
8
  The values shown represent the incremental increase in the Security Plan I and Security Plan II benefit based on Mr. Anderson’s actual age and termination as of December 31, 2013, relative to the amount shown for Security Plan I and Security Plan II in the Pension Benefits for 2013 table. We used a discount rate of 5.2% and the RP-2000 Annuitant Mortality Table with Scale AA Generational Projection. Payments would begin in January 2014 under Security Plan I and July 2014 under Security Plan II.
9
  In the event of death, the values shown represent the present value of the Security Plan I and Security Plan II death benefits. During a period of disability, a participant will continue to accrue years of participation under Security Plan II, and compensation will be credited to a participant who is receiving disability benefits at the full-time equivalent rate of pay that was being earned immediately prior to the participant’s becoming disabled.
10
  Mr. Anderson’s benefits under Security Plan I and Security Plan II would not be enhanced due to a termination within a change in control period. However, Mr. Anderson would be entitled to benefits under these plans upon a termination as of December 31, 2013. Mr. Anderson would not receive a payout greater than the amounts shown for Security Plan I in the Pension Benefits for 2013 table, and thus the table reflects no enhanced value upon the applicable events.
11
  Under Security Plan II, if employment is terminated within a change in control period prior to the executive officer’s normal retirement, the benefit is calculated using age 55 or the officer’s age at termination if greater than 55. The values shown (which reflect only the incremental amount payable over the amount shown for Security Plan II in the Pension Benefits for 2013 table) were determined as described in footnote 8.
12
  Mr. Anderson’s change in control agreement provides for the continuation of welfare benefits for a period of 24 months. The value shown represents the cost to the company of continuing these benefits.
13
  The 13th-month trigger provision in Mr. Anderson’s change in control agreement provides for the continuation of welfare benefits for a period of 18 months. The value shown represents the cost to the company of continuing these benefits.
14
  Mr. Anderson’s change in control agreement provides for outplacement services commencing within 12 months of a change in control up to a maximum of $12,000 for a 12-month period.
15
  The not for cause or constructive discharge termination did not result in a parachute payment that would cause excise tax, and thus no 280G tax gross-up would be provided.
16
  The 13th-month trigger did not result in a parachute payment that would cause excise tax, and thus no 280G tax gross-up would be provided.

Daniel B. Minor

									Change in Control
Executive Benefits and Payments Upon Termination or Change in Control (a)	Voluntary Termination ($) (b)		Not for Cause Termination ($) (c)		For Cause Termination ($) (d)		Death or Disability ($) (e)		Without Termination ($) (f)		Not for Cause or Constructive Discharge Termination ($) (g)		13th-Month Trigger ($) (h)
Compensation:
Base Salary											1,025,000	[1]	683,333	[2]
Short-Term Incentive Plan											563,750	[1]	375,833	[2]
Long-Term Incentive Plan – Time-Vesting	297,924	[3,4]	—	[5]	—	[5]	297,924	[3]	462,205	[6]	462,205	[6]	462,205	[6]
Long-Term Incentive Plan – Performance Vesting	653,072	[4,7]	—	[5]	—	[5]	653,072	[7]	975,373	[6]	975,373	[6]	975,373	[6]
Benefits and Perquisites:
Security Plan I
Security Plan II	283,602	[8]	283,602	[8]	283,602	[8]	3,531,621	[9]			283,602	[10]	283,602	[10]
Welfare Benefits											18,958	[11]	14,158	[12]
Outplacement Services											12,000	[13]
280G Tax Gross-up											—	[14]	—	[15]
Total:	1,234,598		283,602		283,602		4,482,617		1,437,578		3,340,888		2,794,504

1
  Mr. Minor’s change in control agreement provides for a lump sum cash severance payment of 2.5 times his base salary and short-term incentive plan target amount.
2
  The 13th-month trigger provision in Mr. Minor’s change in control agreement provides for the payment of two-thirds of his severance payment.
3
  Mr. Minor would receive full vesting of his 2011 time-vesting restricted stock award and pro rata vesting of his 2012 (64.7%) and 2013 (29.4%) time-vesting restricted stock. The dollar amount is determined by multiplying the number of shares by $51.84.
4
  As of the assumed voluntary termination date of December 31, 2013, Mr. Minor was over the age of 55. To illustrate potential termination-related benefits, we have assumed Mr. Minor’s voluntary termination would constitute retirement with approval of the compensation committee for purposes of his time-vesting restricted stock and performance-based share awards.
5
  We have assumed a not for cause termination and a for cause termination would not constitute retirement with approval of the compensation committee for purposes of Mr. Minor’s time-vesting restricted stock and performance-based share awards.
6
  Mr. Minor would receive full vesting of his time-vesting restricted stock awards and payout of the performance-based shares at target. The dollar amounts are determined by multiplying the number of shares by $51.84 and include the cash payment of dividend equivalents, as applicable.
7
  Mr. Minor would receive full vesting of his 2011 award assuming the performance goals are met at the target level and pro rata vesting of his 2012 (66.7%) and 2013 (33.3%) awards assuming the performance goals are met at the target level. The amount shown assumes a share price of $51.84 and includes the cash payment of dividend equivalents.
8
  The values shown represent the incremental increase in the Security Plan II benefit based on Mr. Minor’s actual age and termination as of December 31, 2013, relative to the amount shown for Security Plan II in the Pension Benefits for 2013 table. We used a discount rate of 5.2% and the RP-2000 Annuitant Mortality Table with Scale AA Generational Projection. Payments would begin in July 2014 under Security Plan II.
9
  In the event of death, the values shown represent the present value of the Security Plan II death benefits. During a period of disability, a participant will continue to accrue years of participation under Security Plan II, and compensation will be credited to a participant who is receiving disability benefits at the full-time equivalent rate of pay that was being earned immediately prior to the participant’s becoming disabled.
10
  Under Security Plan II, if employment is terminated within a change in control period prior to the executive officer’s normal retirement, the benefit is calculated using age 55 or the officer’s age at termination if greater than 55. The values shown (which reflect only the incremental amount payable over the amount shown for Security Plan II in the Pension Benefits for 2013 table) were determined as described in footnote 8.
11
  Mr. Minor’s change in control agreement provides for the continuation of welfare benefits for a period of 24 months. The value shown represents the cost to the company of continuing these benefits.
12
  The 13th-month trigger provision in Mr. Minor’s change in control agreement provides for the continuation of welfare benefits for a period of 18 months. The value shown represents the cost to the company of continuing these benefits.
13
  Mr. Minor’s change in control agreement provides for outplacement services commencing within 12 months of a change in control up to a maximum of $12,000 for a 12-month period.
14
  The not for cause or constructive discharge termination did not result in a parachute payment that would cause excise tax, and thus no 280G tax gross-up would be provided.
15
  The 13th-month trigger did not result in a parachute payment that would cause excise tax, and thus no 280G tax gross-up would be provided.

Rex Blackburn

									Change in Control
Executive Benefits and Payments Upon Termination or Change in Control (a)	Voluntary Termination ($) (b)		Not for Cause Termination ($) (c)		For Cause Termination ($) (d)		Death or Disability ($) (e)		Without Termination ($) (f)		Not for Cause or Constructive Discharge Termination ($) (g)		13th-Month Trigger ($) (h)
Compensation:
Base Salary											599,096	[1]	533,333	[2]
Short-Term Incentive Plan											360,000	[1]	240,000	[2]
Long-Term Incentive Plan – Time-Vesting	168,169	[3,4]	—	[5]	—	[5]	168,169	[3]	257,852	[6]	257,852	[6]	257,852	[6]
Long-Term Incentive Plan – Performance Vesting	368,482	[4,7]	—	[5]	—	[5]	368,482	[7]	544,477	[6]	544,477	[6]	544,477	[6]
Benefits and Perquisites:
Security Plan I
Security Plan II	316,341	[8]	316,341	[8]	316,341	[8]	2,081,524	[9]			316,341	[10]	316,341	[10]
Welfare Benefits											37,338	[11]	27,836	[12]
Outplacement Services											12,000	[13]
280G Tax Gross-up											—	[1]	—	[14]
Total:	852,992		316,341		316,341		2,618,175		802,329		2,127,104		1,919,839

1
  Mr. Blackburn’s change in control agreement provides for a lump sum cash severance payment of 2.5 times his base salary and short-term incentive plan target amount. Base salary was reduced by $200,904 to avoid excise tax.
2
  The 13th-month trigger provision in Mr. Blackburn’s change in control agreement provides for the payment of two-thirds of his severance payment.
3
  Mr. Blackburn would receive full vesting of his 2011 time-vesting restricted stock award and pro rata vesting of his 2012 (64.7%) and 2013 (29.4%) time-vesting restricted stock. The dollar amount is determined by multiplying the number of shares by $51.84.
4
  As of the assumed voluntary termination date of December 31, 2013, Mr. Blackburn was over the age of 55. To illustrate potential termination-related benefits, we have assumed Mr. Blackburn’s voluntary termination would constitute retirement with approval of the compensation committee for purposes of his time-vesting restricted stock and performance-based share awards.
5
  We have assumed a not for cause termination and a for cause termination would not constitute retirement with approval of the compensation committee for purposes of Mr. Blackburn’s time-vesting restricted stock and performance-based share awards.
6
  Mr. Blackburn would receive full vesting of his time-vesting restricted stock awards and payout of the performance-based shares at target. The dollar amounts are determined by multiplying the number of shares by $51.84 and include the cash payment of dividend equivalents, as applicable.
7
  Mr. Blackburn would receive full vesting of his 2011 award assuming the performance goals are met at the target level and pro rata vesting of his 2012 (66.7%) and 2013 (33.3%) awards assuming the performance goals are met at the target level. The amount shown assumes a share price of $51.84 and includes the cash payment of dividend equivalents.
8
  The values shown represent the incremental increase in the Security Plan II benefit based on Mr. Blackburn’s actual age and termination as of December 31, 2013, relative to the amount shown for Security Plan II in the Pension Benefits for 2013 table. We used a discount rate of 5.2% and the RP-2000 Annuitant Mortality Table with Scale AA Generational Projection. Payments would begin in July 2014 under Security Plan II.
9
  In the event of death, the values shown represent the present value of the Security Plan II death benefits. During a period of disability, a participant will continue to accrue years of participation under Security Plan II, and compensation will be credited to a participant who is receiving disability benefits at the full-time equivalent rate of pay that was being earned immediately prior to the participant’s becoming disabled.
10
  Under Security Plan II, if employment is terminated within a change in control period prior to the executive officer’s normal retirement, the benefit is calculated using age 55 or the officer’s age at termination if greater than 55. The values shown (which reflect only the incremental amount payable over the amount shown for Security Plan II in the Pension Benefits for 2013 table) were determined as described in footnote 8.
11
  Mr. Blackburn’s change in control agreement provides for the continuation of welfare benefits for a period of 24 months. The value shown represents the cost to the company of continuing these benefits.
12
  The 13th-month trigger provision in Mr. Blackburn’s change in control agreement provides for the continuation of welfare benefits for a period of 18 months. The value shown represents the cost to the company of continuing these benefits.
13
  Mr. Blackburn’s change in control agreement provides for outplacement services commencing within 12 months of a change in control up to a maximum of $12,000 for a 12-month period.
14
  The 13th-month trigger did not result in a parachute payment that would cause excise tax, and thus no 280G tax gross-up would be provided.

Lisa A. Grow

									Change in Control
Executive Benefits and Payments Upon Termination or Change in Control (a)	Voluntary Termination ($) (b)		Not for Cause Termination ($) (c)		For Cause Termination ($) (d)		Death or Disability ($) (e)		Without Termination ($) (f)		Not for Cause or Constructive Discharge Termination ($) (g)		13th-Month Trigger ($) (h)
Compensation:
Base Salary											700,000	[1]	—	[2]
Short-Term Incentive Plan											315,000	[1]	102,163	[2]
Long-Term Incentive Plan – Time-Vesting	—	[3]	—	[4]	—	[4]	147,899	[5]	226,074	[6]	226,074	[6]	226,074	[6]
Long-Term Incentive Plan – Performance Vesting	—	[3]	—	[4]	—	[4]	324,010	[7]	477,525	[6]	477,525	[6]	477,525	[6]
Benefits and Perquisites:
Security Plan I
Security Plan II	—	[8]	—	[8]	—	[8]	1,769,406	[9]			71,654	[10]	71,654	[10]
Welfare Benefits											10,132	[11]	7,584	[12]
Outplacement Services											12,000	[13]
280G Tax Gross-up											1,174,198	[14]	—	[2]
Total:	—		—		—		2,241,315		703,599		2,986,583		885,000

1
  Ms. Grow’s change in control agreement provides for a lump-sum cash severance payment of 2.5 times her base salary and short-term incentive plan target amount.
2
  The 13th-month trigger provision in Ms. Grow’s change in control agreement provides for the payment of two-thirds of her severance payment. In the event of a 13th-month trigger, independent tax counsel would determine which benefits are reduced in order to avoid excise tax. For purposes of illustration in the table, base salary was reduced by $466,667 and short-term incentive was reduced by $107,837 to avoid excise tax.
3
  As of the assumed voluntary termination date of December 31, 2013, Ms. Grow was not over the age of 55. Thus, we have assumed Ms. Grow’s voluntary termination would not constitute retirement with approval of the compensation committee for purposes of her time-vesting restricted stock and performance-based share awards.
4
  We have assumed a not for cause termination and a for cause termination would not constitute retirement with approval of the compensation committee for purposes of Ms. Grow’s time-vesting restricted stock and performance-based share awards.
5
  Ms. Grow would receive full vesting of her 2011 time-vesting restricted stock award and pro rata vesting of her 2012 (64.7%) and 2013 (29.4%) time-vesting restricted stock. The dollar amount is determined by multiplying the prorated number of shares by $51.84.
6
  Ms. Grow would receive full vesting of her time-vesting restricted stock awards and payout of the performance-based shares at target. The dollar amounts are determined by multiplying the number of shares by $51.84 and include the cash payment of dividend equivalents, as applicable.
7
  Ms. Grow would receive full vesting of her 2011 award assuming the performance goals are met at the target level and pro rata vesting of her 2012 (66.7%) and 2013 (33.3%) awards assuming the performance goals are met at the target level. The amount shown assumes a share price of $51.84 and includes the cash payment of dividend equivalents.
8
  Ms. Grow would not receive a payout greater than the amounts shown for Security Plan II in the Pension Benefits for 2013 table, and thus the table reflects no enhanced value upon the applicable events. We used a discount rate of 5.2% and the RP-2000 Annuitant Mortality Table with Scale AA Generational Projection, and assumed Ms. Grow was 55 as of December 31, 2013.
9
  In the event of death, the value shown represents the present value of the Security Plan II death benefits. During a period of disability, a participant will continue to accrue years of participation under Security Plan II, and compensation will be credited to a participant who is receiving disability benefits at the full-time equivalent rate of pay that was being earned immediately prior to the participant’s becoming disabled.
10
  Under Security Plan II, if employment is terminated within a change in control period prior to the executive officer’s normal retirement, the benefit is calculated using age 55 or the officer’s age at termination if greater than 55. The values shown represent the incremental increase in the Security Plan II benefit relative to the amount shown for Security Plan II in the Pension Benefits for 2013 table and were determined as described in footnote 8. Payments would not commence until Ms. Grow reaches age 55.
11
  Ms. Grow’s change in control agreement provides for the continuation of welfare benefits for a period of 24 months. The value shown represents the cost to the company of continuing these benefits.
12
  The 13th-month trigger provision in Ms. Grow’s change in control agreement provides for the continuation of welfare benefits for a period of 18 months. The value shown represents the cost to the company of continuing these benefits.
13
  Ms. Grow’s change in control agreement provides for outplacement services commencing within 12 months of a change in control up to a maximum of $12,000 for a 12-month period.
14
  The company may make a gross-up payment to Ms. Grow if she receives a claim from the Internal Revenue Service that, if successful, would require her to pay an excise tax in connection with any “excess parachute payments,” as that term is described in Internal Revenue Code Section 280G. The amounts shown assume that Ms. Grow is provided such a tax gross-up, and assume an incremental overall tax rate of 47.006% increased by the Internal Revenue Code Section 4999 excise tax of 20%.

PROPOSAL NO. 2: Advisory Resolution to Approve Executive Compensation
As required by Section 14A of the Exchange Act, the board of directors is submitting a separate resolution approving on an advisory basis the compensation of our named executive officers. This is an opportunity for our shareholders, through what is commonly referred to as a “say-on-pay” vote, to endorse or not endorse our executive compensation program. At the 2013 annual meeting of shareholders, we provided our shareholders with the same opportunity to cast an advisory vote on the compensation of our named executive officers as disclosed in the proxy statement for the 2013 annual meeting of shareholders, and our shareholders approved the proposal, with nearly 95% of the votes cast in favor. We experienced similar results at the 2012 and 2011 annual meetings of shareholders. We considered the results of those votes as evidence of broad-based support for our compensation program and decisions, and as a component of our basis for maintaining a similar approach to executive compensation for 2013.
As described in more detail in the Compensation Discussion and Analysis, the philosophy that underlies our executive compensation policy is to provide balanced and competitive compensation to our officers to (1) ensure that our company is able to attract and retain high-quality officers, and (2) motivate our officers to achieve performance goals that will benefit our shareholders and customers. This philosophy is implemented in tandem with our three-part business strategy of responsible planning, responsible development and protection of resources, and responsible energy use to ensure adequate energy supplies. At the core of this philosophy is our pay-for-performance model, which links competitive levels of compensation to achievements of our overall strategy and business goals and predetermined objectives.
We urge our shareholders to read the Compensation Discussion and Analysis in this proxy statement, which describes in more detail how our executive compensation policies and procedures operate and are designed to achieve our compensation objectives, as well as the 2013 Summary Compensation Table and other related compensation tables and narrative included in “Part 4 – Executive Compensation” in this proxy statement, which provide detailed information on the compensation of our named executive officers. We believe that the policies and procedures articulated in that discussion are effective in helping to achieve our goals and that the compensation of our named executive officers reported in this proxy statement has contributed to our company’s success.
Accordingly, we are requesting that our shareholders approve the following advisory resolution at the Annual Meeting:
RESOLVED, that the shareholders of IDACORP, Inc. (the “Company”) approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Compensation Discussion and Analysis and the accompanying tables and related narrative in the proxy statement for the Company’s 2014 Annual Meeting of Shareholders.
The vote on this resolution is not intended to address any specific element of compensation, but rather relates to the overall compensation of our named executive officers, as described in this proxy statement in accordance with the compensation disclosure rules of the Securities and Exchange Commission. The shareholder vote will not be binding on the company or our board of directors, and it will not be construed as overruling any decision by the company or the board of directors or creating or implying any change to, or additional, fiduciary duties for our company or our board of directors. Although nonbinding, the board of directors and the compensation committee will review and consider the voting results when making future decisions regarding our executive compensation program.
Our board of directors, at its May 19, 2011 meeting, determined that we will hold an annual advisory vote on executive compensation, and has adopted a policy consistent with this determination. Unless the board of directors modifies this policy, the next say-on-pay vote will be held at our 2015 annual meeting of shareholders.
Board of Directors’ Recommendation
The board of directors unanimously recommends a vote “FOR” the advisory resolution on executive compensation.

PART 5 – AUDIT COMMITTEE MATTERS

PROPOSAL NO. 3: Ratification of Appointment of Independent Registered Public Accounting Firm
At the Annual Meeting, we will ask you to ratify the audit committee’s appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2014. This firm has conducted our consolidated annual audits since 1998 and is one of the world’s largest firms of independent certified public accountants. We expect a representative of Deloitte & Touche LLP to be present at the Annual Meeting. He or she will have an opportunity to make a statement and to respond to appropriate questions.
The audit committee will consider your vote as a factor in selecting our independent registered public accounting firm for 2015. The audit committee reserves the right, in its sole discretion, to change the appointment of the independent registered public accounting firm at any time if it determines that such a change would be in the best interests of the company and our shareholders.
Board of Directors’ Recommendation
The board of directors unanimously recommends a vote “FOR” ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2014.
Independent Accountant Billings
The aggregate fees our principal independent registered public accounting firm, Deloitte & Touche LLP, billed or are expected to bill us for the years ended December 31, 2013 and 2012 are as follows:

Fees Billed	2013	2012
Audit Fees	$1,346,175	$1,263,189
Audit-Related Fees[1]	121,500	95,300
Tax Fees[2]	69,966	43,236
All Other Fees[3]	2,200	2,200
Total Fees	$1,539,841	$1,403,925

1
  Includes fees for audits of our benefit plans, grant compliance audits, and agreed upon procedures at a subsidiary.
2
  Includes fees for planning, consulting, compliance, and preparation of tax forms for IDACORP and its subsidiaries, including Idaho Power Company employee benefit plans.
3
  Accounting research tool subscription.
Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services
We and our audit committee are committed to ensuring the independence of the independent registered public accounting firm, both in fact and in appearance. In this regard, the audit committee has established a pre-approval standard for both audit and non-audit services.
In addition to the audits of our consolidated financial statements, the independent registered public accounting firm may be engaged to provide certain audit-related, tax, and other services. The audit committee must pre-approve all services performed by the independent registered public accounting firm to ensure that the provision of those services does not impair the independent registered public accounting firm’s independence. The services that the audit committee will consider include audit services such as attest services, changes in the scope of the audit of the financial statements, and the issuance of comfort letters and consents in connection with financings; audit-related services such as internal control reviews and assistance with internal control reporting requirements; attest services related to financial reporting that are not required by statute or regulation, and accounting consultations and audits related to proposed transactions and new or proposed accounting rules, standards, and interpretations; and tax compliance and planning services.
Unless a type of service to be provided by the independent public accounting firm has received general pre-approval, it requires specific pre-approval by the audit committee. In addition, any proposed services exceeding pre-approved cost levels require specific pre-approval by the audit committee. Under the pre-approval policy, the audit committee has delegated to the chairman of the audit committee pre-approval authority for services. The chairman must report any pre-approval decisions to the audit committee at its next scheduled meeting. Any request to engage the independent registered public accounting firm to provide a service that has not received general pre-approval must be submitted as a written proposal to our chief financial officer with a copy to our general counsel. The request must include a detailed description of the service to be provided, the proposed fee, and the business reasons for engaging the independent registered public accounting firm to provide the service. Upon approval by the chief financial officer, the general counsel, and the independent registered public accounting firm that the proposed engagement complies with the terms of the pre-approval policy and applicable laws, rules, and regulations, the request will be presented to the audit committee or the audit committee chairman, as the case may be, for pre-approval.
In determining whether to pre-approve the engagement of the independent public accounting firm, the audit committee or the audit committee chairman, as the case may be, must consider, among other things, the pre-approval policy; applicable laws, rules, and regulations; and whether the nature of the engagement and the related fees are consistent with the following principles:
•
  the independent registered public accounting firm cannot function in the role of management; and
•
  the independent registered public accounting firm cannot audit its own work.
The pre-approval policy and separate supplements to the pre-approval policy describe the specific audit, audit-related, tax, and other services that have the general pre-approval of the audit committee. The term of any pre-approval is 12 months from the date of pre-approval, unless the audit committee specifically provides for a different period. The audit committee will periodically revise the list of pre-approved services, based on subsequent determinations.
For 2012 and 2013, all audit and non-audit services and all fees paid in connection with those services were pre-approved by the audit committee.

Report of the Audit Committee

The audit committee has reviewed and discussed the audited consolidated financial statements of IDACORP, Inc. with management. The audit committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 16, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board, and such other matters as are required to be discussed with the audit committee under the standards of the Public Company Accounting Oversight Board.

The audit committee has received the written disclosures and the letter from the independent auditors required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditor’s communications with the audit committee concerning independence and has discussed with the independent auditors the independent auditors’ independence.

Based on the audit committee’s review and discussions referred to above, the audit committee recommended to the Board of Directors that the IDACORP audited consolidated financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2013 for filing with the Securities and Exchange Commission.

THE AUDIT COMMITTEE
Richard J. Dahl, Chair C. Stephen Allred Joan H. Smith Thomas J. Wilford

PART 6 – OTHER MATTERS

Other Business
Neither the board of directors nor management intends to bring before the meeting any business other than the matters referred to in the Notice of Annual Meeting and this proxy statement. In addition, other than as described below, we have not been informed that any other matter will be presented to the meeting by others. If any other business should properly come before the meeting, or any adjournment thereof, the persons named in the proxy will vote on such matters according to their best judgment.
Shared-Address Shareholders
In accordance with a notice sent to eligible shareholders who share a single address, we are sending only one annual report to shareholders and proxy statement or Notice of Internet Availability, as applicable, to that address, unless we received instructions to the contrary from any shareholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, if a shareholder of record residing at such address wishes to receive a separate annual report to shareholders or proxy statement or Notice of Internet Availability, as applicable, in the future, he or she may contact investor relations in writing at 1221 West Idaho Street, Boise, Idaho 83702, or by telephone at (800) 635-5406. Eligible shareholders of record receiving multiple copies of our annual report to shareholders and proxy statement or Notice of Internet Availability, as applicable, can request householding by contacting us in the same manner. If you own shares through a bank, broker, or other nominee, you can request householding by contacting that bank, broker, or other nominee.
We will deliver promptly, upon written or oral request, a separate copy of the Annual Report, proxy statement, or Notice of Internet Availability, as applicable, to a shareholder at a shared address to which a single copy of the documents was delivered. Requests should be addressed to investor relations at the address or telephone number set forth above.
2015 Annual Meeting of Shareholders
As of the date of this proxy statement, we expect our 2015 annual meeting of shareholders to be held on May 21, 2015.
Shareholders of the company may submit proposals on matters appropriate for shareholder action at meetings of the company’s shareholders in accordance with Rule 14a-8 of the Securities and Exchange Commission. To be submitted for inclusion in next year’s proxy statement, shareholder proposals must satisfy all applicable requirements of Rule 14a-8. For our 2015 annual meeting of shareholders, if you wish to submit a proposal for inclusion in the proxy materials pursuant to Rule 14a-8, you must submit your proposal to our corporate secretary on or before the close of business on December 3, 2014. Our bylaws require that any shareholder proposal that is not submitted for inclusion in our proxy statement under Rule 14a-8, but is instead sought to be presented directly at the 2015 annual meeting of shareholders, must be received at our principal executive offices not later than 120 days prior to the first anniversary of the date on which we first mailed our proxy materials for the 2014 Annual Meeting. As a result, proposals, including director nominations, submitted pursuant to these provisions of our bylaws must be received no later than the close of business on December 3, 2014. The proposal must be accompanied by certain information specified in our bylaws, which you may obtain by writing to our corporate secretary. Shareholder proposals should be sent to: Corporate Secretary, IDACORP, Inc., 1221 W. Idaho Street, Boise, Idaho 83702. If a shareholder fails to meet this deadline or fails to satisfy other requirements of Rule 14a-4 and other applicable requirements of the Securities and Exchange Commission, we may exercise discretionary voting authority over proxies we receive to vote on any such proposal as we determine appropriate.
Annual Report and Financial Statements
Our Annual Report was provided or made available to shareholders together with this proxy statement. We will also make available to our shareholders a copy of our Annual Report on Form 10-K, excluding exhibits, for the year ended December 31, 2013, which was required to be filed with the Securities and Exchange Commission. You may obtain a copy without charge upon written or oral request to Lawrence F. Spencer, Director of Investor Relations, IDACORP, Inc., 1221 West Idaho Street, Boise, Idaho 83702, telephone number (208) 388-2200. You may also access our Annual Report on Form 10-K through our website at www.idacorpinc.com or at the website maintained by the Securities and Exchange Commission, www.sec.gov.

APPENDIX A
Compensation Survey Data Companies
Companies Included in the IOU Survey Data Group
AES
Allete
Alliant Energy
Ameren
American Electric Power
Avista
Black Hills
CenterPoint Energy
CH Energy Group
Cleco
CMS Energy
Consolidated Edison
Dominion Resources
DTE Energy
Duke Energy
Edison International
El Paso Electric
Energen
Energy Future Holdings
Entergy
Exelon
FirstEnergy
GenOn Energy
Iberdrola Renewables
Integrys Energy Group
Kinder Morgan
LG&E and KU Energy
MDU Resources
MGE Energy
MidAmerican Energy
NextEra Energy
Northeast Utilities
NorthWestern Energy
NRG Energy
NSTAR
NV Energy
NW Natural
OGE Energy
Pacific Gas & Electric
Pepco Holdings
Pinnacle West Capital
PNM Resources
Portland General Electric
PPL
Progress Energy
Public Service Enterprise Group
Puget Energy
SCANA
Sempra Energy
Southern Company Services
South Jersey Gas
TECO Energy
UGI
UIL Holdings
UniSource Energy
Unitil
Vectren
Westar Energy
Wisconsin Energy
Xcel Energy
Companies Included in the General Industry Survey Data Group
3M
A.O. Smith
Abbott Laboratories
Accenture
ACH Food
Acxiom
Adecco
Aerojet
Agilent Technologies
Agrium
Air Liquide
Air Products and Chemicals
Alcatel-Lucent
Alcoa
Allergan
AMC Entertainment
American Crystal Sugar
American Sugar Refining
Americas Styrenics
AmerisourceBergen
AMETEK
Amgen
AMSTED Industries
Anixter International
APL
Appleton Papers
ARAMARK
Arby’s Restaurant Group
Archer Daniels Midland
Arctic Cat
Aricent Group
Arkema
Armstrong World Industries
Arrow Electronics
Ashland
AstraZeneca
AT&T
Atos IT Solutions and Services
Automatic Data Processing
Avaya
Avis Budget Group
BAE Systems
Ball
Barnes Group
BASF
Baxter International
Bayer AG
Bayer Business & Technology Services
Bayer CropScience
Bayer HealthCare
BD - Becton Dickinson
Beam
Bechtel Systems & Infrastructure Inc
Best Buy
Big Lots
Bob Evans Farms
Boehringer Ingelheim
Boeing
Booz Allen Hamilton
BorgWarner
Boston Scientific
Brady
Bristol-Myers Squibb
Brunswick
Bunge
Burlington Northern Santa Fe
Bush Brothers
CA, Inc.
Cardinal Health
CareFusion
Cargill
Carlson
Carmeuse North America Group
Carnival
Carpenter Technology
Catalent Pharma Solutions
Catalyst Health Solutions
Caterpillar
Celanese Americas
Celestica
Century Aluminum
CEVA Logistics
CGI Technologies & Solutions
CH2M Hill
Chemtura
Chiquita Brands
CHS
Cintas
Cisco Systems
Clear Channel Communications
Cliffs Natural Resources
Cloud Peak Energy
Coach

Coca-Cola
Coca-Cola Enterprises
Coinstar
Colgate-Palmolive
Columbia Sportswear
Comcast
Compass Group
ConAgra Foods
Continental Automotive Systems
ConvaTec
Convergys
Cooper Industries
Corning
Covance
Covidien
Crown Castle
CSC
CSX
Cummins
Curtiss-Wright
CVS Caremark
Daiichi Sankyo
Daimler Trucks North America
Danaher
Darden Restaurants
Dean Foods
Deckers Outdoor
Dell
Delta Air Lines
Deluxe
Dentsply
Dex One
DIRECTV Group
Dollar Thrifty Automotive Group
Dollar Tree
Domtar
Donaldson
Dow Corning
DuPont
E.W. Scripps
Eastman Chemical
Eaton
eBay
Ecolab
Eisai, Inc.
Eli Lilly
EMC
Emerson Electric
EnCana Oil & Gas USA
Endo Health Solutions
EnPro Industries
Equifax
Equity Office Properties
Ericsson
ESRI
Essilor of America
Estee Lauder
Esterline Technologies
Euro-Pro Operating
Exelis
Expedia
Experian Americas
Express Scripts
Exterran
Federal-Mogul
Fidessa Group
Fluor
Ford
Forest Laboratories
Freeport-McMoRan Copper & Gold
GAF Materials
Gap
Gates
GATX
Gavilon
GenCorp
General Atomics
General Dynamics
General Mills
General Motors
Gilead Sciences
GlaxoSmithKline
Globecomm Systems
Goodrich
Graco
Green Mountain
GROWMARK
GTECH
H.B. Fuller
Hanesbrands
Hanger Orthopedic Group
Harland Clarke
Harman International Industries
Harsco
Hasbro
Herman Miller
Hershey
Hertz
Hewlett-Packard
Hexcel
Hilton Worldwide
Hitachi Data Systems
HNI
HNTB
Hoffmann-La Roche
Honeywell
Hormel Foods
Hostess Brands
Houghton Mifflin Harcourt Publishing
Hovnanian Enterprises
HTC Corporation
Hunt Consolidated
Hutchinson Technology
IBM
IDEXX Laboratories
Illinois Tool Works
Ingersoll-Rand
Intel
Intercontinental Hotels
International Data Group
International Flavors & Fragrances
International Game Technology
International Paper
ION Geophysical
Irvine
Itron
ITT – Corporate
J.M. Smucker
J.R. Simplot
Jabil Circuit
Jack-in-the-Box
Jacobs Engineering
JetBlue Airways
Johnson & Johnson
Johnson Controls
Kaman Industrial Technologies
Kansas City Southern
Kao Brands
KB Home
KBR
Kellogg
Kelly Services
Kennametal
Keystone Foods
Kimberly-Clark
Kimco Realty
Kinross Gold
Koch Industries
Kohler
Kyocera Corporation
L-3 Communications
Land O’Lakes
Leggett and Platt
Lend Lease
Lenovo
Leprino Foods
Level 3 Communications
Lexmark International
Life Technologies
LifeCell
Limited
Lincoln Electric
L’Oreal
Lorillard Tobacco
LSG Sky Chefs
LyondellBasell
Magellan Midstream Partners
Makino
Manitowoc
Marriott International
Martin Marietta Materials
Mary Kay
Mattel
Matthews International
McDonald’s
McGraw-Hill
MeadWestvaco
Medicines Company
Medtronic
Merck & Co

Meredith
Micron Technology
Microsoft
Milacron
MillerCoors
Mohegan Sun Casino
Molson Coors Brewing
Monsanto
Mosaic
Motorola Mobility
Motorola Solutions
Murphy Oil
Mylan
Nash-Finch
Navigant Consulting
Navistar International
NBTY
Neoris USA
Nestle USA
NeuStar
Newmont Mining
NewPage
Nissan North America
Nokia
Norfolk Southern
Northrop Grumman
Novartis Consumer Health
Novo Nordisk Pharmaceuticals
Novus International
Nu Skin Enterprises
Nypro
Occidental Petroleum
Office Depot
Omnicare
OMNOVA Solutions
OSI Restaurant Partners
Owens Corning
Pall Corporation
Parker Hannifin
Parsons
PCL Constructors
Performance Food Group
Pfizer
Pitney Bowes
Plexus
Polaris Industries
Polymer Group
PolyOne
Potash
PPG Industries
Praxair
Pulte Homes
Purdue Pharma
Quest Diagnostics
Quintiles
R.R. Donnelley
Ralcorp Holdings
Rayonier
Regency Centers
Research in Motion
Revlon
Ricardo
Rio Tinto
Roche Diagnostics
Rockwell Automation
Rockwell Collins
Rohm Semiconductor USA
Rolls-Royce North America
S.C. Johnson & Son
Sabre
SAIC
Sanofi-Aventis
SAS Institute
SCA Americas
Schlumberger
Schreiber Foods
Schwan’s
Scientific Research Corporation
Scotts Miracle-Gro
Seagate Technology
Sealed Air
ServiceMaster Company
ShawCor
Sherwin-Williams
Shire Pharmaceuticals
Siemens AG
Sigma-Aldrich
Snap-on
Sodexo
Solvay America
Sonoco Products
Sony Corporation
Space Systems Loral
Sprint Nextel
SPX
Staples
Starbucks Coffee Company
Starwood Hotels & Resorts
Statoil
Stepan Company
Stryker
Sundt Construction
Swagelok
Syngenta Crop Protection
Sysco
Target
Taubman Centers
TE Connectivity
Tech Data
TeleTech Holdings
Teradata
Terex
Textron
Thermo Fisher Scientific
Thomson Reuters
Time Warner
Time Warner Cable
T-Mobile USA
Toro
Tower International
Toyota Motor Engineering & Manufacturing
   North America
Transocean
Trepp
Trident Seafoods
Trinity Industries
Tronox
TRW Automotive
Tupperware Brands
Tyson Foods
Underwriters Laboratories
Unilever United States
Union Pacific Corporation
Unisys
United Rentals
United States Cellular
United Technologies
UPS
URS
Valero Energy
Valmont Industries
Verizon
Vertex Pharmaceuticals
Viacom
Viad
VistaPrint
Vulcan Materials
VWR International
Walt Disney
Warner Chilcott
Waste Management
Watson Pharmaceuticals
Wendy’s Group
Westlake Chemical
Weyerhaeuser
Whirlpool
Wm. Wrigley Jr.
Xerox
Xylem
YRC Worldwide
Yum! Brands
Zebra Technologies

IDACORP

Annual Meeting of Shareholders of IDACORP, Inc.

Please make your marks like this: ☒ Use pen only

The Board of Directors recommends a vote "FOR" each of the director nominees in Proposal 1 and "FOR" Proposals 2 and 3, all of which are proposals of IDACORP, Inc.

Please Sign Here ____________ Please Date Above ____________

Please Sign Here ____________ Please Date Above ____________

IDACORP®

Annual Meeting of Shareholders of IDACORP, Inc.

Time: Thursday, May 15, 2014 / 10:00 am / Local Time

INTERNET

Go To
www.proxypush.com/ida
- **Have this Proxy Card handy.**

OR

TELEPHONE

OR

MAIL

All votes must be received by 5:00 pm, Eastern Daylight Saving Time, May 14, 2014.

PROXY TABULATOR FOR
IDACORP
P.O. BOX 8016
CARY, NC 27512-9903

EVENT #

CLIENT #

Copyright © 2014 Mediant Communications LLC. All Rights Reserved

 Please Sign Here Please Date Above Please Sign Here Please Date Above Please separate carefully at the perforation and return just this portion in the envelope provided. Authorized Signatures - This section must be[graphic omitted]completed for your instructions to be executed.[graphic omitted]EVENT #[graphic omitted]CLIENT #[graphic omitted]Copyright 2014 Mediant Communications LLC. All Rights Reserved Annual Meeting IDACORP, Inc.[graphic omitted]Time: May 15, 2014 / 10:00 Place: Idaho Power Company Corporate Idaho Street, Boise, Idaho 83702 Please make your marks like this:.Use pen only[graphic omitted]The Board of Directors recommends Proposal 1 and “FOR” Proposals 2 and Inc. 1. Elect ten directors nominated by the board of directors for one-year terms (01) Darrel T. Anderson (02) Thomas Carlile (03) Richard J. Dahl (04) Ronald W. Jibson (05) Judith A. Johansen (06) Dennis L. Johnson (07) J. LaMont Keen (08) Joan H. Smith (09) Robert A. Tinstman (10) Thomas J. Wilford 2. Advisory resolution to approve executive compensation 3. Ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2014 NOTE: Such other business as may properly come before the meeting and any adjournment or postponements thereof For Withhold For Against Abstain For Against Abstain Mark, sign and date your Proxy Card. Detach your Proxy Card. Return your Proxy Card in the postage-paid envelope provided. MAIL[graphic omitted]INTERNET[graphic omitted] Use any touch-tone telephone.Have this Proxy Card handy. Follow the simple recorded instructions. TELEPHONE[graphic omitted]1-866-702-2221Go To www.proxypush.com/ida[graphic omitted] Have this Proxy Card handy. OR[graphic omitted]OR[graphic omitted]Annual Meeting Inc.[graphic omitted]Time:[graphic omitted]Thursday, May 15, 2014 / 10:00 am Time Place:Idaho Power Company Corporate Headquarters, 1221 W. Idaho Street, Boise, Idaho 83702 All votes must be received by 5:00 pm, Eastern Daylight May 14, 2014.ROXY TABULATOR FORP.O. BOX 8016 CARY, NC 27512-9903 C90 1. Elect ten directors nominated by the board of directors for one-year terms (01) Darrel T. Anderson (02) Thomas Carlile (03) Richard J. Dahl (04) Ronald W. Jibson (05) Judith A. Johansen (06) Dennis L. Johnson (07) J. LaMont Keen (08) Joan H. Smith (09) Robert A. Tinstman (10) Thomas J. Wilford 2. Advisory resolution to approve executive compensation 3. Ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2014 NOTE: Such other business as may properly come before the meeting and any adjournment or postponements thereof For Withhold For Against Abstain For Against Abstain Mark, sign and date your Proxy Card. Detach your Proxy Card. Return your Proxy Card in the postage-paid envelope provided. MAIL[graphic omitted]INTERNET[graphic omitted] Use any touch-tone telephone. Have this Proxy Card handy. Follow the simple recorded instructions. TELEPHONE[graphic omitted]66-702-2221Go To www.proxypush.com/ida[graphic omitted] Have this Proxy Card handy. OR[graphic omitted]OR[graphic omitted]Annual Meeting Inc.[graphic omitted]Time:[graphic omitted]Thursday, May 15, 2014 / 10:00 am Time Place:Idaho Power Company Corporate Headquarters, 1221 W. Idaho Street, Boise, Idaho 83702 All votes must be received by 5:00 pm, Eastern Daylight [graphic omitted]May 14, 2014.[graphic omitted]PROXY TABULATOR FOR[graphic omitted]P.O. BOX 8016 CARY, NC 27512-9903 C90

 April 2, 2014Dear Shareholders of IDACORP, Inc:It is our pleasure to invite you to attend the upcoming 2014 Annual Meeting of Shareholders ofIDACORP, Inc. to be held on May 15, 2014, at 10:00 a.m., local time, at the Idaho Power Companycorporate headquarters building, 1221 West Idaho Street, Boise, Idaho. Your board of directors andmanagement look forward to personally greeting those shareholders able to attend.Information about the business of the meeting and the nominees for election as members of theboard of directors is set forth in the Notice of Meeting and the Proxy Statement. This yearIDACORP, Inc. is asking you to elect ten directors nominated by the board of directors for one-yearterms; to vote on an advisory resolution to approve executive compensation; and to ratify theappointment of Deloitte & Touche LLP as our independent registered public accounting firm for theyear ending December 31, 2014.YOUR VOTE IS IMPORTANT. YOU CAN BE SURE YOUR SHARES ARE REPRESENTED AT THEMEETING BY PROMPTLY RETURNING YOUR COMPLETED PROXY IN THE ENCLOSEDENVELOPE OR BY FOLLOWING THE INSTRUCTIONS ON THE REVERSE SIDE TO VOTETHROUGH THE INTERNET OR BY TELEPHONE. You may revoke your proxy prior to or at themeeting and may vote in person if you wish.Robert A. Tinstman J. LaMont KeenChairman of the Board President and Chief Executive Officer IDACORP, Inc.PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS ON MAY 15, 2014THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORSProperly executed proxies will be voted as marked and, if not marked, proxies properly executed and receivedwill be voted “FOR” proposal (1), to elect ten directors nominated by the board of directors for one-year terms;“FOR” proposal (2), an advisory resolution to approve executive compensation; and “FOR” proposal (3) toratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for theyear ending December 31, 2014.The undersigned hereby appoints Darrel T. Anderson and Patrick A. Harrington, and each of them, proxies with fullpower of substitution to vote for the undersigned at the Annual Meeting of Shareholders of IDACORP, Inc. and at anyadjournment(s) thereof, on the matters set forth in the Proxy Statement and such other matters as may properly comebefore the meeting; and hereby directs that this proxy be voted in accordance with the instructions herein and in theproxies’ discretion on any other matters that may properly come before the meeting and at any adjournment orpostponements thereof.Please date, sign and promptly mail in the self-addressed return envelope, which requires no postage if mailed in theUnited States. Please so indicate following your signature if you are signing in a representative capacity. If shares areheld jointly, both owners should sign.You may also vote through the internet or by telephone by following the instructions on the reverse side.